[ARTWORK APPEARS HERE]


February 28, 1997
                                            Annual Report

                                            Asset Allocation Fund
                                            Bond Index fund
                                            Growth Stock Fund
                                            LifePath 2000 Fund(TM)
                                            LifePath 2010 Fund(TM)
[GRAPHICS APPEAR HERE] Money Market         LifePath 2020 Fund(TM)
                                            LifePath 2030 Fund(TM)
                       Bond                 LifePath 2040 Fund(TM)
                                            Money Market Fund
                       Stock                S&P 500 Stock Fund
                                            Short-Intermediate Term Fund
                       Strategy             U.S. Treasury Allocation Fund

                                            (MasterWorks(TM) Funds)

TABLE OF CONTENTS

Letter to Shareholders....................................................    1
Investment Adviser Discussion.............................................    2
MASTERWORKS FUNDS INC.
 Money Market Fund Portfolio of Investments...............................   28
 Statement of Assets and Liabilities......................................   30
 Statement of Operations..................................................   34
 Statements of Changes in Net Assets......................................   38
 Financial Highlights.....................................................   46
 Notes to the Financial Statements........................................   55
 Independent Auditors' Report.............................................   62
MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES INVESTMENT TRUST PORTFOLIOS
OF INVESTMENTS
 Asset Allocation Master Portfolio........................................   63
 Bond Index Master Portfolio..............................................   82
 Growth Stock Master Portfolio............................................   89
 Master Investment Portfolio--LifePath Funds..............................   96
 S&P 500 Index Master Portfolio...........................................  172
 Short-Intermediate Term Master Portfolio.................................  190
 U.S. Treasury Allocation Master Portfolio................................  192
MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES
INVESTMENT TRUST
 Statement of Assets and Liabilities......................................  194
 Statement of Operations..................................................  198
 Statements of Changes in Net Assets......................................  202
 Master Investment Portfolio Notes to the Financial Statements............  210
 Independent Auditors' Report.............................................  217
 Managed Series Investment Trust Notes to the Financial Statements........  218
 Independent Auditors' Report.............................................  222

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

TO OUR SHAREHOLDERS

  It has been another banner year ending February 28, 1997 for the domestic equity markets. The recent rally in the equity markets was possibly one of the longest sustained rallies in history and it remains to be seen whether the markets can continue to rally during the current year. The domestic markets as a whole had some rough spots, with the bond markets starting the year slowly, but by the year-end most markets had posted gains.

  . The U.S. stock market again led the way, posting remarkable returns. As measured by the Standard and Poor's 500 Index, the U.S. Stock Market returned 26.16%.

  . The U.S. money market, as measured by 91-day U.S. Treasury bills, returned 5.38%.

  . The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond
    Index, returned 4.83%.

  . Foreign stock markets, as measured by the Morgan Stanley Capital International Europe/Australasia/Far East Index (MSCI/EAFE), returned 3.25%.

  As we close the book on another year of fluctuating returns, investors should remember their long term investment objectives. While one sector may look more appealing than others due to the past year's performance, we must remember past performance is no indication of future returns. Stick with your long-term objectives if they continue to be appropriate. If your needs have changed then reallocate as is necessary. Remember, successful investors stay focused on their personal financial goals and do not change their investment plan solely on the basis of short-term market swings.

  MasterWorks Funds are conceived and managed to be a straight-forward and cost-effective way to manage your long-term investment goals. We hope we have been able to fulfill your expectations and that we will continue to do so in the future. We appreciate your trust and look forward to helping you manage your investment goals.

MASTERWORKS FAMILY OF FUNDS                                           APRIL 1997

ASSET ALLOCATION FUND

                           Average Annual
PERFORMANCE AS OF 2/28/97    Total Return
-----------------------------------------

                                        One-Year         13.09%
                   Life of Fund (7/2/93-2/28/97)         12.06%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

HOW HAS THE FUND PERFORMED OVER THE PAST 12-MONTH PERIOD?

The Asset Allocation Fund's return for the 12- month period ending February 28, 1997 was 13.09%. The Fund's net asset value (NAV) grew from $11.83 at February 29, 1996 to $12.12 by February 28, 1997, and the Fund paid a cumulative dividend of approximately $0.47 per share and approximately $0.73 per share in long-term capital gains for the period (12/31/95-12/31/96).

HOW HAS THE LAGGING BOND MARKET AFFECTED THE OVERALL PERFORMANCE OF THE FUND?

The bond asset class has consistently underperformed relative to the equity sector. In the year ending February 28, 1997 stocks outperformed bonds by approximately 21% as measured by comparing the S&P 500 Index with the Lehman Brothers Government/Corporate Bond Index. The Fund went through several rebalances over the year starting with a 60/40/0 (60% stocks/40% bonds/0% cash) mix through most of the first half of the year and ending with a 40/60/0 mix. The Fund was able to take advantage of the strong performance in the equity market but in turn was negatively impacted by the lagging bond market. As indicators such as yields began declining toward the end of the year the Fund's trend was to increase its weight in bonds. The equity class continued its growth through the end of the year while the bond market, even with a late rally, continued to trail the equity sector significantly.

HOW HAS THE ASSET MIX CHANGED OVER THE YEAR? WHY?

Asset mix changes over the past 12 months were as follows:

DATE OF ALLOCATION  Stocks Bonds Cash
3/11/96                60%   40%   0%
5/8/96                 50%   50%   0%
8/5/96                 40%   60%   0%

    INVESTMENT ADVISER DISCUSSION

The Fund's rebalances during the year were driven primarily by changes in the long-bond yields. In the first five months of 1996, bond yields increased by more than 100 basis points, while stock returns remained fairly static. During this period, the Fund moved to a neutral position of 60/40/0 in stocks, bonds and cash, respectively, and then to a slight overweighting of bonds of 50/50/0. In August, the Fund was rebalanced from a 50/50/0 mix to 40/60/0. This was primarily due to declining yields, as the Fed decided to leave the fed funds target rate at 5.25%. Also, indications of a slowdown in the economy signaled a further rally in the bond market toward the end of the year. While stocks continued to rally in the last third of the year, consensus growth expectations also rose, partially offsetting the apparent increased overvaluation. The Fund remained allocated 40/60/0 at year end (February 28, 1997).

ARE THERE ANY PLANS FOR ENHANCING THE STRATEGIC APPROACH FOR THE FUND IN 1997?

We have refined the trading guidelines employed in the Asset Allocation model. Beginning this March, we began the use of updated trading guidelines that allow for greater efficiency in capturing the return information identified by the model. The most apparent refinement of the new guidelines is that we will now rebalance the Fund's mix in 5% increments as opposed to 10% increments. This allows the Fund to invest in a mix of assets closer to the model's optimal mix.

Another aspect of the new guidelines surrounds the timing of rebalances. Whereas the previous guidelines required that a recommended mix change of 10% persist for two full months before a rebalance, the new guidelines state that if the strategy recommends a mix change of 10%, we will endeavor to immediately execute a mix change of 5% and rebalance the Fund accordingly. If the remaining 5% recommendation persists for one month without becoming a 10% recommendation, then we will seek to execute that 5% rebalance.

WITH THE S&P 500 PERFORMING AT OR NEAR RECORD LEVELS, WHAT MAKES THE FUND ATTRACTIVE?

Even with the S&P 500's performance over the past two years, investors must remember past performance is no indication of future returns. The Fund provides a diversified vehicle across asset classes to investors, enabling them to take advantage of strong class performances while still giving the investor a certain level of risk diversification. On a risk-adjusted basis the Fund was able to realize much lower risk while still matching the performance return of the benchmark. The Asset Allocation model uses extensive financial data to constantly monitor the financial industry's consensus in order to determine the optimal asset mix. These factors make it an attractive option to those investors looking for a long-term investment.

GROWTH OF A $10,000 INVESTMENT

                             Asset Allocation Fund

                             [GRAPH APPEARS HERE]

 Date           Asset Allocation Fund   S&P 500 Index    Lipper Balanced Fund Index
 ----           ---------------------   -------------    --------------------------
                        10000               10000                   10000
Sep-93                  10467               10258                   10366
Dec-93                  10539               10489                   10474
Mar-94                  10129               10109                   10169
Jun-94                   9972               10151                   10093
Sep-94                  10158               10640                   10386
Dec-94                  10282               10636                   10277
Mar-95                  11045               11612                   10881
Jun-95                  11958               12567                   11581
Sep-95                  12418               13362                   12118
Dec-95                  12931               13964                   12565
Mar-96                  13069               14501                   12789
Jun-96                  13281               14950                   12992
Sep-96                  13440               15259                   13254
Dec-96                  14074               16093                   13811
Feb-97                  14307               16801                   14155


CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FUND COMPARED WITH VARIOUS
INDICES.

The SEC requires mutual funds to provide a line graph comparing fund performance with an appropriate broad-based index. The preceding chart shows the performance of the Fund since inception compared with the S&P 500 Index and the Lipper Balanced Fund Index. The chart assumes a hypothetical $10,000 initial investment in the Fund, reinvestment of dividends and capital gain distributions at net asset value, and reflects all Fund expenses. Past performance is not predictive of future results. The S&P 500 Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies, "Standard & Poor's(R)", "Standard & Poor's 500", and "S&P 500" are trademarks of McGraw-Hill, Inc. The Lipper Balanced Fund Index is a net asset value weighted index of the 30 largest balanced Funds tracked by Lipper Analytical Services; performance is net of all fees and expenses except for sales charges. Investors should note that the Fund is a professionally managed mutual fund while the S&P 500 Index and the Lipper Balanced Fund Index are

    INVESTMENT ADVISER DISCUSSION
unmanaged indices, do not incur expenses and are not available directly for investment. If operating expenses such as the Fund's had been applied to the indices, the indices' comparative performance would have been lower.



This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by BGFA.

BOND INDEX FUND

                                                  Average Annual
PERFORMANCE AS OF 2/28/97                           Total Return
----------------------------------------------------------------
                                        One-year           4.32%
                    Life Of Fund (7/2/93-2/28/97)          5.10%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

WHAT MARKET AND ECONOMIC CONDITIONS CONTRIBUTED TO THE OVERALL PERFORMANCE OF THE BOND MARKET AND THE FUND?

1996 was a year of increasing interest rates, low unemployment, and relatively strong growth in the economy. Early in the year, we received surprisingly high employment figures and high growth numbers. This created anxiety that the Federal Reserve, in an effort to rein in inflation, would tighten credit and increase the fed funds target rate. The anticipated increase never happened. The bond market experienced some volatility through the year as investors attempted to predict the Fed's activities. Long bond yields increased from 6% to above 7% by September. This uncertainty settled down as the calendar year ended, with yields dropping below 6.5%. Fears of increased rates were revived early in 1997 with comments Alan Greenspan made indicating he had concerns the economy was overheating. The long bond backed up to over 6.8%. The net impact on the bond market was increasing yields and lower prices. Relative to the prior three years, the change in yields seen in 1996 was not large. Long bond yields increased about 0.50% in 1996, as compared to an increase of 1.70% in 1995, a decrease of 1.50% in 1994, and an increase of 1.00% in 1993. Due to the rise in interest rates, the bond market total return was 4.8% with coupon payments totaling about 6.8% outweighing price declines of 2%.

TOWARD THE END OF THE YEAR THE BOND MARKET EXPERIENCED A SLIGHT REBOUND. WHAT WERE THE FACTORS THAT CONTRIBUTED TO THIS MOVEMENT?

In September, after months of consecutive yield increases, the bond market rallied as the Fed again decided to leave the fed funds target rate at 5.25%. Additional support for the year end rally came in November with reports of a slowdown in the economy.

                                                   INVESTMENT ADVISER DISCUSSION

With another slow start in January, what is the outlook in the bond market in 1997?

The bond market will continue to react to reports of strong economic growth with fears of rate increases. In spite of concern to the contrary by investors, in 1996 the Fed took a relatively hands-off approach to managing growth with monetary policy. If 1997 brings continued steady growth, we can probably expect some tightening of credit, with the related decrease in the bond market. All signals at this time indicate that any decrease would be moderate.

How did the long-term and short-term interest rates affect the bond market in 1996? How would a rate change affect the Fund in 1997?

Both long and short-term interest rates increased over the prior 12 months. In-termediate rates rose by over 0.90% while long-term rates rose 0.80%. We saw a general flattening of the yield curve over the year, which is common in a ris-ing interest rate environment.

If interest rates rise, the price of existing bonds in the Fund will fall. Cou-pon payments of existing bonds in the Fund will not be impacted. New bonds added to the Fund will be purchased at higher coupon rates and higher expected yields. However, if interest rates fall, the market value of the bonds in the Fund's portfolio and hence the value of the Fund will rise. Coupon payments will again remain the same for existing bonds. Indicators are pointing toward a tightening of the money supply which may lead to a slight increase in the fed-eral funds rate.

Growth of a $10,000 Investment

                                Bond Index Fund

                             [GRAPH APPEARS HERE]

             Lehman Brothers
             Govt/Corp Bond Index   Bond Index Fund
                       10000            10000
Sep-93                 10332            10281
Dec-93                 10303            10232
Mar-94                  9988             9945
Jun-94                  9864             9783
Sep-94                  9914             9827
Dec-94                  9951             9854
Mar-95                 10449            10342
Jun-95                 11097            10992
Sep-95                 11288            11163
Dec-95                 11754            11620
Mar-96                 11520            11364
Jun-96                 11567            11395
Sep-96                 11743            11565
Dec-96                 12049            11839
Feb-97                 12082            11882

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BOND INDEX FUND COMPARED WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

The SEC requires mutual funds to provide a line graph comparing fund performance with an appropriate broad-based index. The preceding chart shows the performance of the Bond Index Fund since inception compared with the Lehman Brothers Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund, reinvestment of dividends and capital gain distributions at net asset value, and reflects all Fund expenses. Past performance is not predictive of future results. The Lehman Brothers Government/ Corporate Bond Index includes substantially all significant issues in the U.S. bond market, including government and corporate bonds, mortgage-backed securities, and asset-backed securities. Investors should note that the Fund is a professionally managed mutual fund while the Lehman Brothers Government/Corporate Bond Index is an unmanaged index, does not incur expenses and is not available directly for investment. If operating expenses such as the Fund's had been applied to this index, its performance would have been lower.


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by BGFA.

    INVESTMENT ADVISER DISCUSSION

GROWTH STOCK FUND

                                                  Average Annual
PERFORMANCE AS OF 2/28/97                           Total Return
----------------------------------------------------------------
                                        One-year          -3.46%
                    Life Of Fund (7/2/93-2/28/97)         14.76%

Average annual total return for the indicated periods represents the average annual increase or decrease in value of an investment over the indicated peri-ods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The invest-ment return and principal value of shares of the Fund will fluctuate with mar-ket conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees or has reim-bursed expenses to the Fund, which has reduced operating expenses for share-holders. Without this reduction, the Fund's returns would have been lower.

WHAT WERE SOME OF THE FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

The performance of the Fund was affected by a number of factors. A major influ-ence was, and continues to be, the overwhelming preference by investors for larger cap, very liquid issues with very predictable earnings. Smaller cap emerging growth companies have been out of favor since late summer of 1996. Other factors affecting the performance included:

  . There were an unusual number of earnings disappointments in October (this has improved in 1997);

  . The portfolio was under-exposed to the semi-conductors sector and over-exposed to the technology/telecommunications sector. We have since added to our semi-conductor sector, but we continue to believe that the growth in the telecommunications sector will remain robust in 1997;

  . Smaller health care issues performed very poorly in October due to fears of further health care reform (this trend has improved);

  . Since late January there has been a significant multiple contraction in the technology sector (mainly due to earnings concerns in the networking industry);

  . The oil service sector was hit very hard in the latter part of February on concerns over the decline in the price of oil (the sector has rebounded and is now doing better); and

  . Currently the market is moving away from growth stocks in general, both small and large cap. This trend is much like what happened in early 1994 and during the second half of 1990. Part of the current sell off is interest related. However, for the most part, the selling is simply fear of lower stock prices over the near term.

WITH THE TECHNOLOGY STOCKS TAKING A BEATING TOWARD THE END OF 1996 AND THE BEGINNING OF THIS YEAR, ARE THERE ANY PLANS TO ALTER THE INVESTMENT APPROACH FOR 1997?

There are no plans to alter significantly our exposure to the technology sector in general. However, we will emphasize different areas inside this sector. At the present time we feel that semi-conductor issues and data storage companies offer great potential throughout the current year. Though the Datacom companies have been quite weak early in 1997, we feel these companies will reaccelerate later in the year.

ARE THERE ANY SECTORS THAT ARE EXPECTED TO BE ESPECIALLY STRONG IN 1997?

We feel that the technology industry will continue to offer many growth opportunities for investors in the coming years. Telecommunications, better computers, more productive software and better ways to receive and utilize information all present opportunities for future growth in the technology industry. The demand for better and more timely information in the healthcare industry is another huge area of potential growth for some technology companies.

Other sectors of the market that we feel offer exceptional investment values for the rest of 1997 include the oil service sector and the bio-technology sector.

                                                   INVESTMENT ADVISER DISCUSSION

GROWTH OF A $10,000 INVESTMENT

                               Growth Stock Fund

                             [GRAPH APPEARS HERE]

 Date          Growth Stock    S&P 500 Index    NASDAQ Index
 ----          ------------    -------------    ------------
                   10000           10000            10000
Sep-93             11050           10258            10836
Dec-93             11312           10489            11020
Mar-94             10849           10109            10591
Jun-94             10392           10151            10087
Sep-94             11370           10640            10913
Dec-94             11637           10638            10752
Mar-95             12435           11612            11620
Jun-95             14012           12567            13042
Sep-95             15339           13362            14221
Dec-95             15102           13964            14303
Mar-96             15795           14501            14771
Jun-96             16746           14950            15530
Sep-96             16691           15259            15884
Dec-96             16317           16093            16407
Feb-97             15501           16801            16549

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH STOCK FUND COMPARED WITH VARIOUS INDICES.

The SEC requires mutual funds to provide a line graph comparing fund performance with an appropriate broad-based index. The preceding chart shows the performance of the Growth Stock Fund since inception compared with the S&P 500 Index and the NASDAQ over-the-counter ("OTC") Composite Index. The chart assumes a hypothetical $10,000 initial investment in the Fund, reinvestment of dividends and capital gain distributions at net asset value, and reflects all Fund expenses. Past performance is not predictive of future results. The S&P 500 Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies, "Standard & Poor's(R)", "Standard & Poor's 500", and "S&P 500" are trademarks of McGraw-Hill, Inc. The NASDAQ Over-the-Counter Composite Index is a value-weighted index calculated on price change, not including income, of over 4,500 stocks traded over the counter. Investors should note that the Fund is a professionally managed mutual Fund while the S&P 500 Index and the NASDAQ OTC Composite Index are unmanaged indices, do not incur expenses and are not available directly for investment. If operating expenses such as the Fund's had been applied to the indices, the indices' comparative performance would have been lower.

This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by BGFA and sub-advised by Wells Fargo Bank, N.A.

LIFEPATH(R) FUNDS

                           Average Annual
PERFORMANCE AS OF 2/28/97    Total Return
-----------------------------------------

                               Life of Fund
                  One Year (3/1/94-2/28/97)
                  -------- ----------------
   LifePath 2000     7.00%            7.44%
   LifePath 2010    11.98%           11.55%
   LifePath 2020    15.06%           13.96%
   LifePath 2030    17.37%           15.86%
   LifePath 2040    20.47%           18.05%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Funds are successors to the assets of the Institutional Class shares of the Stagecoach Trust LifePath Funds (the "Predecessor Funds") which commenced oper-ations on March 1, 1994. Performance information for periods prior to March 26, 1996, the Funds' commencement of operations, reflects the performance of the Predecessor Funds.

HOW HAVE THE FUNDS PERFORMED IN 1996 IN TERMS OF THEIR OVERALL STRATEGY OF RETURN GROWTH VERSUS PRICE STABILITY?

According to the risk/return objective associated with the LifePath Funds, the potential returns are related to the risk an investor is willing to accept and stability in price they require. Thus, with the equity markets continuing to soar in 1996 the Fund that is most heavily weighted in equity securities had the greatest return (i.e. LifePath 2040 Fund). The Funds generally have been performing in the manner they have been designed, which is to seek to offer greater stability in price and lower risk for shorter-term horizons while offering higher potential returns at a higher potential risk for longer-term horizons. Over the past year the Funds have consistently outperformed their internally calculated benchmarks.

ARE THERE ANY PLANS OF ENHANCING OR CHANGING ANY OF THE ASSET MIXES OVER THE COMING YEAR?

As each LifePath Fund approaches its target date the assets in its portfolio will gradually switch to a more price stable lower risk profile. Thus, each Fund tends to invest a greater percentage of its portfolio in bonds and money market securities as it approaches its respective target date.

    INVESTMENT ADVISER DISCUSSION

THE LIFEPATH FUNDS EMPLOY BOTH TACTICAL AND STRATEGIC ASSET ALLOCATION TECHNIQUES. CAN YOU EXPLAIN THOSE TERMS? WHICH IS THE DOMINANT APPROACH?

LifePath Funds have two general techniques that they employ when investing assets in their portfolios. The Strategic portion refers to the investment approach of taking into account the different target dates for each of the Funds. The strategy in general, moves away from the more risky classes (i.e. domestic and international equity) and more into bonds and money market instruments for a more stable price as the target date approaches. This portion makes up approximately 75% of the overall investment strategy. The other portion is the Tactical side which incorporates a 100/0/0 Tactical Asset Allocation model (stocks/bonds/cash) with a Tactical Bond Allocation model (bonds/notes/bills). The Tactical Bond portion in turn makes up approximately 25% of the bond portion of the 100/0/0 Tactical Asset Allocation model. These models take into account the different market indicators and financial data and allocates the different classes accordingly.

THE EQUITY SECURITIES IN THE FUNDS' PORTFOLIOS CONSIST OF VALUE AND GROWTH SECURITIES. WHAT DOES THIS MEAN? ARE THERE SEASONAL SWITCHES BETWEEN THE TWO, OR IS ONE FAVORED OVER THE OTHER BASED ON THE BUSINESS CYCLE?

Companies considered to be "growth" stocks are usually in the growth part of their business cycle where their primary goal is capital appreciation. These companies usually reinvest most of their earnings for expansion, research or development. In turn, "value" stocks tend to be associated with companies in a more mature phase of their business cycle, paying substantial dividends, and having lower PE ratios. They also tend to trade more at their book values. These are considered less risky, but also have a lower expected return as opposed to growth stocks which are inclined to have higher expectations for return but at a higher risk. In regards to the LifePath Funds, they have a relatively neutral stance on growth and value stocks, except for LifePath 2040 which is tilted slightly toward growth. Thus, there is no active consideration of favoring one over the other.

CAN YOU ILLUSTRATE HOW TACTICAL ASSET ALLOCATION WAS EMPLOYED IN THE MODELS LAST YEAR?

Beginning the year, the Tactical Asset Allocation portion of the Funds' model was allocated heavily in stocks (100/0/0; stocks/bonds/cash). As the year progressed, however, the Funds' optimal model of risk versus return indicated that the spread of expected return between classes was lessening. If expected returns spread between stocks and bonds is closer it makes investing in bonds more attractive as they generally are associated with less risk. The Funds therefore, increased their weight in bonds and changed the allocation to 70/30/0 and are currently invested at 60/40/0. As for the Tactical bonds portion, the allocation progressed from 0/100/0 (bonds/notes/bills) to its current position of 0/80/20. This is because of expectations that the Federal Reserve would be raising interest rates. The longer term bonds are subject to more interest rate risk thus making it more advantageous for shorter-term notes and bills.

GROWTH OF A $10,000 INVESTMENT

                                LifePath 2000

                             [GRAPH APPEARS HERE]


  Date            Lipper Balanced      S&P 500 Index         LifePath 2000
  ----            ---------------      -------------         -------------
                       10,000              10,000                10,000
 3/31/94                9,637               9,564                 9,855
 6/30/94                9,561               9,606                 9,763
 9/30/94                9,854              10,095                 9,879
12/31/94                9,745              10,093                 9,826
 3/31/95               10,349              11,067                10,339
 6/30/95               11,049              12,022                10,873
 9/30/95               11,586              12,817                11,147
12/31/95               12,033              13,419                11,463
 3/31/96               12,257              13,956                11,491
 6/30/96               12,460              14,405                11,586
 9/30/96               12,722              14,714                11,772
12/31/96               13,279              15,548                12,085
 2/28/97               13,623              16,256                12,196

GROWTH OF A $10,000 INVESTMENT

                                 LifePath 2010

                             [GRAPH APPEARS HERE]


  Date           Lipper Balanced      S&P 500 Index         LifePath 2010
  ----           ---------------      -------------         -------------
                      10,000              10,000                10,000
 3/31/94               9,637               9,564                 9,838
 6/30/94               9,561               9,606                 9,759
 9/30/94               9,854              10,095                 9,902
12/31/94               9,745              10,093                 9,849
 3/31/95              10,349              11,067                10,533
 6/30/95              11,049              12,022                11,234
 9/30/95              11,586              12,817                11,661
12/31/95              12,033              13,419                12,062
 3/31/96              12,257              13,956                12,239
 6/30/96              12,460              14,405                12,435
 9/30/96              12,722              14,714                12,641
12/31/96              13,279              15,548                13,099
 2/28/97              13,623              16,256                13,363

                                                   INVESTMENT ADVISER DISCUSSION


GROWTH OF A $10,000 INVESTMENT

                                 LifePath 2020

                             [GRAPH APPEARS HERE]

  DATE         LIPPER BALANCED         S&P 500 INDEX         LIFEPATH 2020
  ----         ---------------         -------------         -------------
                   10,000                  10,000                10,000
 3/31/94            9,637                   9,564                 9,810
 6/30/94            9,561                   9,606                 9,750
 9/30/94            9,854                  10,095                 9,918
12/31/94            9,745                  10,093                 9,876
 3/31/95           10,349                  11,067                10,647
 6/30/95           11,049                  12,022                11,433
 9/30/95           11,586                  12,817                11,943
12/31/95           12,033                  13,419                12,385
 3/31/96           12,257                  13,956                12,638
 6/30/96           12,460                  14,405                12,890
 9/30/96           12,722                  14,714                13,107
12/31/96           13,279                  15,548                13,682
 2/28/97           13,623                  16,256                14,029

GROWTH OF A $10,000 INVESTMENT

                                 LifePath 2030

                             [GRAPH APPEARS HERE]

  DATE         LIPPER BALANCED         S&P 500 INDEX         LIFEPATH 2030
  ----         ---------------         -------------         -------------
                   10,000                   10,000               10,000
 3/31/94            9,637                    9,564                9,711
 6/30/94            9,561                    9,606                9,607
 9/30/94            9,854                   10,095                9,885
12/31/94            9,745                   10,093                9,864
 3/31/95           10,349                   11,067               10,701
 6/30/95           11,049                   12,022               11,595
 9/30/95           11,586                   12,817               12,165
12/31/95           12,033                   13,419               12,675
 3/31/96           12,257                   13,956               12,967
 6/30/96           12,460                   14,405               13,271
 9/30/96           12,722                   14,714               13,501
12/31/96           13,379                   15,548               14,158
 2/28/97           13,623                   16,256               14,562


GROWTH OF A $10,000 INVESTMENT

                                 LifePath 2040

                             [GRAPH APPEARS HERE]

  DATE         LIPPER BALANCED         S&P 500 INDEX         LIFEPATH 2040
  ----         ---------------         -------------         -------------
                   10,000                   10,000               10,000
 3/31/94            9,637                    9,564                9,652
 6/30/94            9,561                    9,606                9,620
 9/30/94            9,854                   10,095                9,990
12/31/94            9,745                   10,093                9,968
 3/31/95           10,349                   11,067               10,846
 6/30/95           11,049                   12,022               11,742
 9/30/95           11,586                   12,817               12,390
12/31/95           12,033                   13,419               12,891
 3/31/96           12,257                   13,956               13,304
 6/30/96           12,460                   14,405               13,703
 9/30/96           12,722                   14,714               13,950
12/31/96           13,279                   15,548               14,643
 2/28/97           13,623                   16,256               15,147

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LIFEPATH FUNDS COMPARED WITH VARIOUS INDICES.

The SEC requires mutual funds to provide a line graph comparing fund performance with an appropriate broad-based index. The preceding charts show the performance of the LifePath Funds since inception compared with the S&P 500 Index and the Lipper Balanced Fund Index. The charts each assume a hypothetical $10,000 initial investment in each fund, reinvestment of dividends and capital gain distributions at net asset value, and reflect all Fund expenses. Past performance is not predictive of future results. The S&P 500 Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies, "Standard & Poor's(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. The Lipper Balanced Fund Index is a net asset value weighted index of the 30 largest balanced funds tracked by Lipper Analytical Services; performance is net of all fees and expenses except for sales charges. Investors should note that each Fund is a professionally managed mutual fund while the S&P 500 Index and the Lipper Balanced Fund Index are unmanaged indices, do not incur expenses and are not available directly for investment. If operating expenses such as the Funds' had been applied to the indices, the indices' comparative performance would have been lower.


This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by BGFA.

    INVESTMENT ADVISER DISCUSSION


ASSET CLASS MIX

AS OF 2/28/97

----------------------------------------------------------------------------
                           LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH  LIFEPATH
  STOCKS                       2000      2010      2020      2030      2040
----------------------------------------------------------------------------
  Large Capitalization--
  Value                        3.10%    13.73%    19.63%    23.46%    26.24%
----------------------------------------------------------------------------
  Large Capitalization--
  Growth                       3.28     13.98     19.95     24.38     32.56
----------------------------------------------------------------------------
  Medium Capitalization--
  Value                        3.67      3.38      4.01      4.67      5.40
----------------------------------------------------------------------------
  Medium Capitalization--
  Growth                       2.70      2.66      3.13      3.75      4.31
----------------------------------------------------------------------------
  Small Capitalization--
  Value                        0.13      0.09      0.15      0.16      0.16
----------------------------------------------------------------------------
  Small Capitalization--
  Growth                       0.44      0.30      0.49      0.53      0.50
----------------------------------------------------------------------------
  Micro Capitalization         0.24      0.34      0.49      0.61      0.62
----------------------------------------------------------------------------
  Utilities                    0.61      0.41      0.45      0.53      0.30
----------------------------------------------------------------------------
  Japan                        1.29      2.96      3.86      4.67      5.18
----------------------------------------------------------------------------
  International (except
  Japan)                       5.78      8.20     11.21     13.45     14.20
----------------------------------------------------------------------------
  BONDS
----------------------------------------------------------------------------
  Long-Term Government         2.48      5.33     11.53     19.23      9.65
----------------------------------------------------------------------------
  Long-Term Corporate          0.00      0.00      0.00      0.00      0.00
----------------------------------------------------------------------------
  Intermediate-Term
  Government                  72.58     45.77     23.37      3.51      0.00
----------------------------------------------------------------------------
  Intermediate-Term
  Corporate                    0.00      0.00      0.00      0.00      0.00
----------------------------------------------------------------------------
  Mortgage-Backed              0.00      0.00      0.00      0.00      0.00
----------------------------------------------------------------------------
  Foreign                      0.00      0.00      0.00      0.00      0.00
----------------------------------------------------------------------------
  MONEY MARKET
----------------------------------------------------------------------------
  U.S. Treasury Bills          3.70      2.85      1.73      1.05      0.88
----------------------------------------------------------------------------
  TOTAL                      100.00    100.00    100.00    100.00    100.00
----------------------------------------------------------------------------

Any differences between the percentages above and the percentages in the Portfolios of Investments are due to unsettled trades and allocations to large cap stocks through S&P 500 futures contracts.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    INVESTMENT ADVISER DISCUSSION

MONEY MARKET FUND

                           7-Day
PERFORMANCE AS OF 2/28/97  yield
--------------------------------

                                                          5.10%

The 7-Day Yield is an annualized yield for the seven day period ended February 28, 1997. Yield reflects fluctuations in interest rates on portfolio invest-ments and Fund expenses.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

HOW HAS THE U.S. ECONOMY AFFECTED SHORT-TERM INTEREST RATES AND HOW HAS THE ECONOMY IN TURN AFFECTED THE FUND?

Federal Reserve Chairman Alan Greenspan has made numerous comments about his concern for the relatively high level of stock prices. These comments generally have been interpreted by the market to imply that the Fed will raise interest rates to dampen any speculation in the stock market. This caused rates to rise in expectation of a Fed tightening. At the end of March 1997 the anticipated increase in the fed funds rate occurred, with only a modest increase of 0.25% to 5.50%.

Interest rates in general increased over the prior twelve months. Intermediate rates rose by over 0.90% while long-term rates rose 0.80%. We saw an overall flattening of the yield curve over the year, which is common in a rising interest rate environment. With the fed funds target rate change in effect, we can expect yields to rise more in response to the lower prices of existing debt. The Fund has been able to take advantage of these higher rates through floating-rate holdings and maturing securities which are reinvested at higher rates.

WHAT TYPES OF INVESTMENTS ARE IN THE PORTFOLIO OF THE FUND AND WHAT IS THE SHORT-TERM ECONOMIC FORECAST FOR 1997 AND HOW WILL THAT AFFECT THE FUND?

The Fund currently holds investments in commercial paper, domestic and yankee CD's, bank notes, medium-term notes , and U.S. Treasury and agency securities. The Fund also holds about 23% of its portfolio in floating-rate notes.

The Fund's strategy for the remainder of 1997 calls for average maturities being neutral to benchmarks, with the expectation that the next policy move by the Federal Reserve will be to raise the fed funds target rate, although the timing of any interest rate hike remains unclear.

S&P 500 STOCK FUND

                                                  Average Annual
PERFORMANCE AS OF 2/28/97                           Total Return
----------------------------------------------------------------
                                        One-year          25.82%
                    Life Of Fund (7/2/93-2/28/97)         18.13%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

WHAT WAS THE PERFORMANCE FOR THE FUND FOR THE 12-MONTHS ENDED FEBRUARY 1997?

The total return of the S&P 500 Stock Fund for the 12 months ended February 28, 1997 was 25.82%. The Fund's net asset value (NAV) grew from $14.02 at February 29, 1996 to $17.03 by February 28, 1997, and the Fund paid a cumulative dividend of approximately $0.32 per share (as of 12/31/96) in dividends and approximately $0.22 per share in capital gains for the period (12/31/95-12/31/96). Of course past performance is no guarantee of future results.

WHAT ECONOMIC AND MARKET FACTORS CONTRIBUTED TO THIS STRONG PERFORMANCE?

The rally in the U.S. stock market, which started in 1991, is becoming one of the longest rallies ever recorded. This strong performance largely has been driven by large cap stocks. The stock market in 1996 was driven by expansion in price/earnings multiples, instead of strong increases in corporate earnings as was the case in 1995.

WITH THE EQUITY MARKET CONTINUING ITS CLIMB IN THE BEGINNING OF 1997, CAN WE EXPECT ANOTHER YEAR OF ABOVE AVERAGE GROWTH IN THIS ASSET CLASS?

The five year annualized total return of the S&P 500 Index for the period end-ing February 28, 1997 was 16.94%, but this covers the duration of the recent bull market. The consensus in the market seems to be that 1997 will be a year of modest but steady growth. However, the return in any given year will fluctu-ate with market conditions so that shares of the Fund may be worth more or less than their original cost.

    INVESTMENT ADVISER DISCUSSION

WERE THERE ANY MAJOR ADDITIONS OR DELETIONS TO THE S&P 500 INDEX IN 1996?

Standard and Poor's regularly adjusts the Index to reflect not only mergers and acquisitions, but also to reflect the composition of the economy as a whole. In 1996 there have been 21 major additions and 16 major deletions to the Index. There were fewer deletions than additions due to mergers. The companies are as follows:

MAJOR ADDITIONS:     MAJOR DELETIONS:


Case Corp.           Cray Research
Bay Networks         Dial Corp.
Fifth Third          Outboard Marine
Bancorp              Community Psychiatric Centers
Green Tree Finan-    Yellow Corp.
cial                 Consolidated Freightways
EMC Corp.            Luby's Cafeterias
General Instru-      Ryan's Family Steakhouses
ment                 Shoney's Inc.
WorldCom Inc.        Varity Corp.
Aon Corp.            Ogden Corp.
MGIC Investment      Brown Group
Battle Mountain      U.S. Healthcare
Gold                 Loral Corp.
Seagate Technol-     Handleman Co.
ogy                  Pittston Services Group
HFS Inc.
Dell Computer
Lucent Technolo-
gies
Union Pacific Re-
sources Group
Cognizant Corp.
MBIA Inc.
Guidant Corp.
AutoZone Inc.
Frontier Corp.
Thermo Electron

GROWTH OF A $10,000 INVESTMENT

                             S & P 500 Stock Fund

                             [GRAPH APPEARS HERE]


                  S&P 500 Index      S&P 500 Fund
                  -------------     --------------
                         10,000             10,000
Sep-93                   10,258             10,347
Dec-93                   10,489             10,562
Mar-94                   10,109             10,192
Jun-94                   10,151             10,193
Sep-94                   10,640             10,657
Dec-94                   10,638             10,657
Mar-95                   11,612             11,618
Jun-95                   12,567             12,565
Sep-95                   13,362             13,357
Dec-95                   13,964             13,948
Mar-96                   14,501             14,488
Jun-96                   14,950             14,928
Sep-96                   15,259             15,225
Dec-96                   16,093             16,048
Feb-97                   16,801             16,752


CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE S&P 500 STOCK FUND COMPARED WITH THE S&P 500 INDEX.

The SEC requires mutual funds to provide a line graph comparing fund performance with an appropriate broad-based index. The preceding chart shows the performance of the S&P 500 Stock Fund since inception compared with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Fund, reinvestment of dividends and capital gain distributions at net asset value, and reflects all Fund expenses. Past performance is not predictive of future results. The S&P 500 Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies, "Standard & Poor's(R)", "Standard & Poor's 500", and "S&P 500" are trademarks of McGraw-Hill, Inc. Investors should note that the Fund is a professionally managed mutual fund while the S&P 500 Index is an unmanaged index, does not incur expenses, and is not available directly for investment. If operating expenses such as the Fund's had been applied to the S&P 500 Index, this Index's comparative performance would have been lower.

This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by BGFA.

    INVESTMENT ADVISER DISCUSSION

SHORT-INTERMEDIATE TERM FUND

                                                  Average Annual
PERFORMANCE AS OF 2/28/97                           Total Return
----------------------------------------------------------------
                                        One-year           4.29%
                    Life Of Fund (7/2/93-2/28/97)          4.49%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

HOW DID THE ECONOMY AFFECT THE INTERMEDIATE BOND MARKET OF THE PAST YEAR? HOW HAVE THE LONG-TERM AND SHORT-TERM INTEREST RATES AFFECTED THE BOND MARKET?

Throughout 1996, U.S. economic growth as measured by the Gross National Product ranged between 2.00% and 4.70%, with the year-over-year change coming in at 3.2%. This was higher than the Federal Reserve's targeted growth rate of 2.5% and resulted in interest rates increasing across the yield curve. Ten year treasury notes rose 60 basis points and two year treasury notes rose 66 basis points to yield 6.41% and 5.87%, respectively.

Both long and short-term interest rates rose in 1996 leading to principal erosion of fixed income securities. Five year treasury notes returned 2.47% while 30 year bonds returned -3.26%.

HOW DO THE INTERMEDIATE BOND MARKETS LOOK FOR THE REMAINDER OF 1997, AND WHAT IS THE FUND'S STRATEGY FOR THE COMING YEAR?

We expect the economic strength seen at the end of the fourth quarter to continue into 1997. Toward the end of March the expected hike in the fed funds target rate occurred. The Fed raised the rate a moderate 0.25% to 5.50% in an effort to tighten the money supply. Long-term rates are likely to continue trading in a range of 6.25% to 7.25% over the remainder of 1997. The Fund's duration will remain neutral to the Lehman Brothers Intermediate Government/Corporate Bond Index at 3.26 years. While spreads are narrow within the corporate bond sector, fundamentals remain strong. The Fund's corporate exposure will remain at 15%-30%. With interest rates trading in a range, mortgage pass-through securities have performed well and will continue to be a core holding at 15%-25%.

GROWTH OF A $10,000 INVESTMENT

                         Short-Intermediate Term Fund

                             [GRAPH APPEARS HERE]

            Lehman Brothers Intermediate
            Government/Corporate Bond Index     Short Intermediate Term Fund

                        10,000                           10,000
Sep-93                  10,331                           10,224
Dec-93                  10,302                           10,198
Mar-94                   9,989                            9,952
Jun-94                   9,865                            9,866
Sep-94                   9,914                            9,929
Dec-94                   9,951                            9,914
Mar-95                  10,449                           10,304
Jun-95                  11,098                           10,801
Sep-95                  11,289                           10,954
Dec-95                  11,755                           11,296
Mar-96                  11,521                           11,149
Jun-96                  11,568                           11,183
Sep-96                  11,744                           11,349
Dec-96                  12,050                           11,591
Feb-97                  11,964                           11,647

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHORT-INTERMEDIATE TERM FUND COMPARED WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

The SEC requires mutual funds to provide a line graph comparing fund performance with an appropriate broad-based index. The preceding chart shows the performance of the Short-Intermediate Term Fund since inception compared with the Lehman Brothers Intermediate Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund, reinvestment of dividends and capital gain distributions at net asset value, and reflects all Fund expenses. Past performance is not predictive of future results. The Lehman Brothers Intermediate Government/Corporate Bond Index includes all publicly-issued U.S. Treasury, agency and government-guaranteed corporate debt, and corporate debt, with a remaining maturity of between 1 and
9.99 years that is fixed-rate, non-convertible, investment grade, dollar-denominated, domestic and SEC registered, with a par amount outstanding of at least $100 million. Investors should note that the Fund is a professionally managed mutual fund while the Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index, does not incur expenses and is not available directly for investment. If operating expenses such as the Fund's had been applied to this index, its performance would have been lower.

This Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in the Master Portfolio that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Portfolio, as the context requires. The Master Portfolio is advised by BGFA and sub-advised by Wells Fargo Bank, N.A.

    INVESTMENT ADVISERS DISCUSSION

U.S. TREASURY ALLOCATION FUND

                                                  Average Annual
PERFORMANCE AS OF 2/28/97                           Total Return
----------------------------------------------------------------
                                        One-year           4.99%
                    Life Of Fund (7/2/93-2/28/97)          4.70%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

HOW HAS THE CHANGE IN YIELD LEVELS AFFECTED THE FUND? WERE THERE ANY CHANGES IN THE ALLOCATION STRATEGY IN 1996?

Rates have increased across the entire yield curve in the past 12 months. The rate increases have lowered the price and the market value of the Fund. Coupon payments have offset the price change, creating a positive return for the Fund this year.

The composition of the Fund's portfolio changed from a 0/80/20
(bonds/notes/bills) allocation at the end of the year to 0/100/0 as a result of the relative increase in 5-7 year note yields. We will continue to evaluate opportunities on a daily basis, and changes made to our allocation in the Fund will be made as per signals received from the strategy.

20+ TREASURY BOND'S PERFORMED VERY STRONGLY AT THE END OF THE YEAR. WHAT ACCOUNTED FOR THIS RALLY AND WHAT IN TURN HAPPENED TO THE BOND MARKET?

Between September 1996 and December 1996, yields on the long-term bonds decreased from 7.2% to 6.4%. This decrease can be attributed to economic reports indicating a slow-down in the economy. In November, decreases in housing starts and employment numbers relieved concerns that interest rates would rise. In addition, after a full six months of concern that the Fed would act to preempt inflationary pressure by increasing rates, with no action by the Fed, investors began to believe that strong monetary policy actions were not likely. The bond market rose through this period, but lost some of that gain in January and February, when inflation fears again caused yields to rise.

How did the portfolio's allocation change during the year in response to the different market conditions?

The Fund alters its holdings in long-term Treasury bonds, intermediate-term Treasury notes, and Treasury bills based on relative yield differences between the securities. In the past 12 months, the Fund has reallocated only twice into long bonds, holding the allocation for less than a month each time. The more advantageous move in 1996 was into money market instruments. At one point the Fund had moved 50% of its portfolio into money market instruments. After fees, the Fund outperformed the Lehman Brothers Government/Corporate Bond Index by 0.16% due to these allocations.

GROWTH OF A $10,000 INVESTMENT

                         U.S. Treasury Allocation

                             [GRAPH APPEARS HERE]

 Date    Lehman Brothers Govt/Corp Bond Index       U.S. Treasury Allocation
 ----    ------------------------------------       ------------------------
                        10,000                               10,000
Sep-93                  10,332                               10,601
Dec-93                  10,303                               10,512
Mar-94                   9,566                               10,049
Jun-94                   9,864                                9,872
Sep-94                   9,914                                9,897
Dec-94                   9,951                                9,870
Mar-95                  10,443                               10,375
Jun-95                  11,097                               10,886
Sep-95                  11,288                               11,044
Dec-95                  11,754                               11,335
Mar-96                  11,520                               11,238
Jun-96                  11,567                               11,254
Sep-96                  11,743                               11,443
Dec-96                  12,049                               11,715
Feb-97                  12,082                               11,749

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. TREASURY ALLOCATION FUND COMPARED WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

The SEC requires mutual funds to provide a line graph comparing fund performance with an appropriate broad-based index. The preceding chart shows the performance of the U.S. Treasury Fund since inception compared with the Lehman Brothers Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund, reinvestment of dividends and capital gain distributions at net asset value, and reflects all Fund expenses. Past performance is not predictive of future results. The Lehman Brothers Government/Corporate Bond Index includes substantially all significant issues in the U.S. bond market, including government and corporate bonds, mortgage-backed securities, and asset-backed securities.

    INVESTMENT ADVISERS DISCUSSION

Investors should note that the Fund is a professionally managed mutual fund while the Lehman Brothers Government/Corporate Bond Index is an unmanaged index, does not incur expenses and is not available directly for investment. If operating expenses such as the Fund's had been applied to this index, its performance would have been lower.



This Fund is organized as a "feeder" fund in a "master-feeder" structure. In-stead of investing directly in the individual portfolio securities, the "feed-er" fund, which is offered to the public, holds interests in the net assets of the Master Portfolio that, in turn, invests in individual securities. Refer-ences to the Fund are to the feeder fund or the Master Portfolio, as the con-text requires. The Master Portfolio is advised by BGFA.

MONEY MARKET FUND--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                                YIELD TO  MATURITY
  PRINCIPAL  SECURITY NAME                      MATURITY    DATE      VALUE

             CERTIFICATES OF DEPOSIT-12.43%
  $7,000,000 American Express Centurion             5.32% 03/10/97 $  7,000,000
   5,000,000 Commerzbank International SA           5.80  01/15/98    5,001,259
   2,000,000 Societe Generale (France)              5.72  10/30/97    2,001,407
   5,000,000 Societe Generale (France)              6.13  09/12/97    5,012,746
   3,000,000 Union Bank Of California               5.50  04/28/97    3,000,000
                                                                   ------------
             TOTAL CERTIFICATES OF DEPOSIT                         $ 22,015,412
             COMMERCIAL PAPER-55.75%
  $6,000,000 American Express Credit Corp           5.27% 05/28/97 $  5,922,706
   6,000,000 Asset Securitization Cooperative
             Corp                                   5.32  04/07/97    5,967,194
   4,000,000 Associates Corp                        5.32  03/24/97    3,986,404
   5,600,000 BHP Financial Inc                      5.30  04/17/97    5,561,251
   6,000,000 CC USA Corp                            5.29  05/27/97    5,923,295
   7,000,000 CIT Group Holdings                     5.29  03/12/97    6,988,685
   5,000,000 Corporate Receivable Corp              5.35  04/10/97    4,970,278
   5,000,000 Fleet Funding                          5.26  04/14/97    4,967,856
   4,000,000 Ford Motor Credit Corp                 5.32  04/04/97    3,979,902
   5,000,000 General Electric Capital Corp          5.37  07/28/97    4,888,871
   2,000,000 Goldman Sachs & Co                     5.32  03/25/97    1,992,907
   5,000,000 Goldman Sachs & Co                     5.26  04/21/97    4,962,742
   4,000,000 Merrill Lynch                          5.33  04/04/97    3,979,864
   7,000,000 Metropolitan Life Inc                  5.26  03/11/97    6,989,772
   3,000,000 National Australia Funding Inc         5.35  04/14/97    2,980,383
   6,000,000 Pacific Gas & Electric Co              5.33  03/25/97    5,978,680
   4,200,000 RTZ America Corp                       5.40  03/21/97    4,187,400
   4,000,000 Receivables Capital Corp               5.34  03/18/97    3,989,913
   4,000,000 Student Loan Corp                      5.25  03/20/97    3,988,917
   4,000,000 Kingdom Of Sweden                      5.30  03/05/97    3,997,645
   2,500,000 Weyerhauser Com                        5.26  04/21/97    2,481,371
                                                                   ------------
             TOTAL COMMERCIAL PAPER                                $ 98,686,036

    MONEY MARKET FUND--FEBRUARY 28, 1997

MONEY MARKET FUND--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                            YIELD TO  MATURITY
  PRINCIPAL  SECURITY NAME                  MATURITY    DATE      VALUE

             U.S. TREASURY BILLS-2.81%
  $5,000,000 U.S. Treasury Bills                5.03% 04/03/97 $  4,976,214
                                                               ------------
             TOTAL U.S. TREASURY BILLS                         $  4,976,214
             VARIABLE & FLOATING RATE NOTES-26.71%
  $6,500,000 Abbey National North America       5.51% 07/17/97 $  6,495,515
   6,000,000 Barclays Bank PLC*                 5.37  02/20/98    5,997,171
   5,000,000 Colorado National Bank             5.43  04/16/97    4,999,200
   5,000,000 FCC National Bank                  5.37  02/20/98    4,997,642
   3,000,000 Federal Home Loan Bank             5.26  08/08/97    2,997,977
   6,000,000 Federal Home Loan Bank             5.34  10/07/97    5,804,200
   6,000,000 PHH Corp                           5.44  09/22/97    6,000,000
   7,000,000 PNC Funding Corp                   5.34  10/01/97    6,997,299
   3,000,000 Sony Capital Corp                  5.50  08/29/97    2,999,238
                                                               ------------

             TOTAL VARIABLE & FLOATING RATE NOTES              $ 47,288,242
             TOTAL INVESTMENT IN SECURITIES
             (Cost $172,965,904)** (Notes 1 and 3)  97.70%     $172,965,904
             Other Assets and Liabilities, Net       2.30%        4,080,278
                                                   ------      ------------
             TOTAL NET ASSETS                      100.00%     $177,046,182
                                                   ======      ============

--------------------------------------------------------------------------------
 * Investment in affiliated issuer. See Note 2.
** Cost for income tax purposes is the same as for financial statement purpos-es.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

                                                          Asset         Bond
                                                     Allocation        Index
                                                           Fund         Fund
-----------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In corresponding Master Portfolio, at market
 value (Note 1)                                    $431,959,826 $129,458,039
Cash                                                          0            0
RECEIVABLES:
 Dividends and interest                                       0            0
 Fund shares sold                                       794,031      212,421
TOTAL ASSETS                                        432,753,857  129,670,460
LIABILITIES
PAYABLES:
 Capital shares redeemed                                735,512      153,063
 Distribution to shareholders                                 0            0
 Due to BGI and Stephens (Note 2)                       433,242       48,168
TOTAL LIABILITIES                                     1,168,754      201,231
TOTAL NET ASSETS                                   $431 585,103 $129,469,229
NET ASSETS CONSIST OF:
 Paid-in capital                                    364,404,931  132,112,638
 Undistributed net investment income                     42,975       53,660
 Undistributed net realized gain (loss) on
  investments                                        10,172,895     (993,123)
 Net unrealized appreciation (depreciation) on
  investments                                        56,964,302   (1,703,946)
TOTAL NET ASSETS                                   $431,585,103 $129,469,229
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
 PER SHARE
Net Assets                                         $431,585,103 $129,469,229
Shares outstanding                                   35,613,051   13,735,863
Net asset value and offering price per share       $      12.12 $       9.43
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--FEBRUARY 28, 1997


      Growth        LifePath          LifePath           LifePath          LifePath
       Stock            2000              2010               2020              2030
        Fund            Fund              Fund               Fund              Fund
-----------------------------------------------------------------------------------
$212,992,473     $46,433,506       $87,089,474       $105,184,707       $58,116,400
           0               0                 0                  0                 0
           0               0                 0                  0                 0
     680,980         248,534           298,570            448,923           617,674
 213,673,453      46,682,040        87,388,044        105,633,630        58,734,074
     351,313          69,702           104,327            124,138           106,091
           0               0                 0                  0                 0
     103,998          34,575            80,133             95,439            52,491
     455,311         104,277           184,460            219,577           158,582
$213,218,142     $46,577,763       $87,203,584       $105,414,053       $58,575,492
 190,491,795      45,416,263        81,649,555         96,473,404        52,920,708
           0         306,020           425,540            389,361           152,749
  12,159,142         162,746           656,791          1,057,105           499,497
  10,567,205         692,734         4,471,698          7,494,183         5,002,538
$213,218,142     $46,577,763       $87,203,584       $105,414,053       $58,575,492
$213,218,142     $46,577,763       $87,203,584       $105,414,053       $58,575,492
  15,155,840       4,245,290         7,000,228          7,867,683         4,135,174
$      14.07     $     10.97       $     12.46       $      13.40       $     14.17
-----------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

                                                               LifePath
                                                                   2040
                                                                   Fund
-----------------------------------------------------------------------
ASSETS
INVESTMENTS:
 In corresponding Master Portfolio, at market value
  (Note 1)                                                 $ 69,438,673
 In affiliate (Note 2)                                                0
  Total Investments                                          69,438,673
Cash                                                                  0
RECEIVABLES:
 Dividends and interest                                               0
 Fund shares sold                                               432,197
TOTAL ASSETS                                                 69,870,870
LIABILITIES
PAYABLES:
 Capital shares redeemed                                        339,981
 Distribution to shareholders                                         0
 Due to BGI and Stephens (Note 2)                                55,384
TOTAL LIABILITIES                                               395,365
TOTAL NET ASSETS                                           $ 69,475,505
NET ASSETS CONSIST OF:
 Paid-in capital                                             62,372,645
 Undistributed net investment income                            123,647
 Undistributed net realized gain (loss) on investments          832,154
 Net unrealized appreciation (depreciation) on investments    6,147,059
TOTAL NET ASSETS                                           $ 69,475,505
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE
Net Assets                                                 $ 69,475,505
Shares outstanding                                            4,569,011
Net asset value and offering price per share                    $ 15.21
-----------------------------------------------------------------------

* The Money Market Fund does not invest in a corresponding Master Portfolio. The cost of securities held at February 28, 1997 is the same as the market value.

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--FEBRUARY 28, 1997


       Money                 S&P          Short-Intermediate          U.S. Treasury
      Market            500 Stock                       Term             Allocation
       Fund*                 Fund                       Fund                   Fund
-----------------------------------------------------------------------------------
$166,968,733      $ 1,422,722,577               $ 13,065,703           $ 47,532,268
   5,997,171                    0                          0                      0
 172,965,904        1,422,722,577                 13,065,703             47,532,268
   4,424,660                    0                          0                      0
     511,183                    0                          0                      0
           0            3,026,598                      5,577                 78,260
 177,901,747        1,425,749,175                 13,071,280             47,610,528
           0            2,240,240                     11,949                 21,167
     620,483                    0                          0                      0
     235,082              484,711                      5,754                 46,944
     855,565            2,724,951                     17,703                 68,111
$177,046,182      $ 1,423,024,224               $ 13,053,577           $ 47,542,417
 177,103,686        1,004,573,533                 13,420,300             52,325,397
           0            4,299,135                      5,350                  8,665
     (57,504)          11,960,497                   (251,758)            (4,530,488)
           0          402,191,059                   (120,315)              (261,157)
$177,046,182      $ 1,423,024,224               $ 13,053,577           $ 47,542,417
$177,046,182      $ 1,423,024,224               $ 13,053,577           $ 47,542,417
 177,103,191           83,551,262                  1,419,648              5,147,118
$       1.00              $ 17.03                     $ 9.19                 $ 9.24
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

                                                          Asset         Bond
                                                     Allocation        Index
                                                           Fund         Fund
-----------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER PORTFOLIO
 Dividends                                          $ 4,369,958  $         0
 Interest                                            16,181,201    6,398,727
 Expenses                                            (1,532,061)     (80,941)
 NET INVESTMENT INCOME (LOSS) ALLOCATED FROM
  MASTER PORTFOLIO                                   19,019,098    6,317,786
EXPENSES (NOTE 2)
 Administration fees                                    910,353       92,868
 Custody fees                                                 0            0
 Advisory fees                                                0            0
 Transfer agency fees                                   277,803       13,570
 Shareholder servicing fees                             555,606       31,663
 Legal and audit                                              0       16,983
 Registration fees                                            0       37,557
 Directors' fees                                              0        4,209
 Shareholder reports                                          0       17,225
 Other                                                        0        2,590
TOTAL EXPENSES                                        1,743,762      216,665
Less:
 Waived fees                                                  0      (87,492)
Net expenses                                          1,743,762      129,173
NET INVESTMENT INCOME (LOSS)                         17,275,336    6,188,613
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 ALLOCATED FROM MASTER PORTFOLIOS
 Net realized gain (loss) on sale of investments     38,140,198     (257,556)
 Net change in unrealized appreciation
  (depreciation) of investments                      (1,289,056)  (1,931,019)
NET GAIN (LOSS) ON INVESTMENTS                       36,851,142   (2,188,575)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $54,126,478  $ 4,000,038
-----------------------------------------------------------------------------

 * The Money Market Fund does not have a corresponding Master Portfolio. All interest is derived from securities held by the Fund.
** The Fund commenced operations on March 26, 1996.

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE YEAR ENDED FEBRUARY 28, 1997


      Growth        LifePath          LifePath           LifePath          LifePath
       Stock            2000              2010               2020              2030
        Fund          Fund**            Fund**             Fund**            Fund**
-----------------------------------------------------------------------------------
$    253,969      $  138,481        $  555,441        $ 1,024,523        $  658,010
     507,985       1,580,560         2,032,372          1,622,687           529,147
  (1,318,901)       (182,849)         (337,000)          (410,323)         (216,920)
    (556,947)      1,536,192         2,250,813          2,236,887           970,237
     219,341          77,446           145,635            174,432            94,455
           0               0                 0                  0                 0
           0               0                 0                  0                 0
      41,740          18,330            33,157             41,421            20,413
     139,134          36,660            66,315             82,842            40,826
      15,500               0                 0                  0                 0
      36,432               0                 0                  0                 0
       4,084               0                 0                  0                 0
      16,248               0                 0                  0                 0
       3,223               0                 0                  0                 0
     475,702         132,436           245,107            298,695           155,694
    (112,482)              0                 0                  0                 0
     363,220         132,436           245,107            298,695           155,694
    (920,167)      1,403,756         2,005,706          1,938,192           814,543
  15,318,009         162,746           656,791          1,202,749           645,645
 (25,141,390)        692,734         4,471,698          7,494,183         5,002,538
  (9,823,381)        855,480         5,128,489          8,696,932         5,648,183
$(10,743,548)     $2,259,236        $7,134,195        $10,635,124        $6,462,726
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

                                                                     LifePath
                                                                         2040
                                                                       Fund**
------------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER PORTFOLIO
 Dividends                                                         $  870,478
 Interest                                                             258,316
 Expenses                                                            (256,033)
 NET INVESTMENT INCOME (LOSS) ALLOCATED FROM
  MASTER PORTFOLIO                                                    872,761
EXPENSES (NOTE 2)
 Administration fees                                                  111,331
 Custody fees                                                               0
 Advisory fees                                                              0
 Transfer agency fees                                                  25,057
 Shareholder servicing fees                                            50,114
 Legal and audit                                                            0
 Registration fees                                                          0
 Directors' fees                                                            0
 Shareholder reports                                                        0
 Other                                                                      0
TOTAL EXPENSES                                                        186,502
Less:
 Waived fees                                                                0
Net expenses                                                          186,502
NET INVESTMENT INCOME (LOSS)                                          686,259
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM
 MASTER PORTFOLIOS
 Net realized gain (loss) on sale of investments                      847,438
 Net change in unrealized appreciation (depreciation) of
  investments                                                       6,147,059
NET GAIN (LOSS) ON INVESTMENTS                                      6,994,497
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $7,680,756
------------------------------------------------------------------------------

 * The Money Market Fund does not have a corresponding Master Portfolio. All interest is derived from securities held by the Fund.
** The Fund commenced operations on March 26, 1996.

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE YEAR ENDED FEBRUARY 28, 1997


     Money                S&P            Short-Intermediate            U.S. Treasury
    Market          500 Stock                          Term               Allocation
     Fund*               Fund                          Fund                     Fund
------------------------------------------------------------------------------------
$        0       $ 21,818,912                     $       0               $        0
 8,836,775          4,187,042                       929,839                3,348,832
         0           (561,093)                      (69,275)                (150,053)
 8,836,775         25,444,861                       860,564                3,198,779
   111,048          1,002,862                        12,502                  109,157
         0                  0                             0                        0
   570,332                  0                             0                        0
    51,902            194,806                         2,486                   41,323
         0            454,547                         8,448                   48,458
         0             72,330                        15,664                        0
         0             74,468                        27,728                        0
         0              4,209                         4,782                        0
         0             47,658                        13,155                        0
    54,060             65,614                         1,935                    2,825
   787,342          1,916,494                        86,700                  201,763
   (54,309)          (287,325)                      (72,429)                  (5,825)
   733,033          1,629,169                        14,271                  195,938
 8,103,742         23,815,692                       846,293                3,002,841
     1,533         21,513,935                       (86,579)                (142,717)
         0        219,020,476                      (214,500)                (507,060)
     1,533        240,534,411                      (301,079)                (649,777)
$8,105,275       $264,350,103                     $ 545,214               $2,353,064
-------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                     Asset Allocation Fund
                                       ------------------------------------
                                                 For the            For the
                                              Year Ended         Year Ended
                                       February 28, 1997  February 29, 1996
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)               $ 17,275,336      $  12,662,723
 Net realized gain (loss) on sale of
  investments                                 38,140,198            253,536
 Net change in unrealized appreciation
  (depreciation) of investments               (1,289,056)        58,636,223
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    54,126,478         71,552,482
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                  (17,247,080)       (12,662,723)
 From net realized gain on sale of
  investments                                (26,664,455)                 0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                   154,834,083        133,240,369
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                               44,837,891         12,759,213
 Cost of shares redeemed                    (176,232,020)      (100,655,571)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE
 TRANSACTIONS                                 23,439,954         45,344,011
INCREASE (DECREASE) IN NET ASSETS             33,654,897        104,233,770
NET ASSETS:
Beginning net assets                         397,930,206        293,696,436
ENDING NET ASSETS                            431,585,103      $ 397,930,206
SHARES ISSUED AND REDEEMED:
 Shares sold                                  12,906,366         12,022,471
 Shares issued in reinvestment of
  dividends and distributions                  3,754,997          1,169,213
 Shares redeemed                             (14,682,595)        (9,142,254)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                   1,978,768          4,049,430
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


                    Bond Index Fund                     Growth Stock Fund
------------------------------------  ------------------------------------
          For the            For the            For the            For the
       Year Ended         Year Ended         Year Ended         Year Ended
February 28, 1997  February 29, 1996  February 28, 1997  February 29, 1996
--------------------------------------------------------------------------
     $  6,188,613       $  2,430,763      $    (920,167)      $   (169,318)
         (257,556)          (403,203)        15,318,009         14,846,540
       (1,931,019)         1,073,727        (25,141,390)        30,335,247
        4,000,038          3,101,287        (10,743,548)        45,012,469
       (6,134,953)        (2,430,763)                 0            (46,399)
                0                  0         (3,202,048)       (16,939,083)
      115,659,105         51,730,402        170,007,270        105,184,276
        6,438,762          2,229,063          3,202,048         16,985,470
      (48,583,524)       (15,133,678)      (124,629,401)       (68,537,649)
       73,514,343         38,825,787         48,579,917         53,632,097
       71,379,428         39,496,311         34,634,321         81,659,084
       58,089,801         18,593,490        178,583,821         96,924,737
     $129,469,229       $ 58,089,801      $ 213,218,142       $178,583,821
       12,158,949          5,320,928         10,851,913          7,370,776
          680,187            230,227            208,331          1,212,039
       (5,119,468)        (1,555,049)        (7,988,397)        (4,828,460)
        7,719,668          3,996,106          3,071,847          3,754,355
---------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                           LifePath 2000 Fund
                                                         --------------------
                                                                  Period from
                                                               March 26, 1996
                                                                (Commencement
                                                               of Operations)
                                                         to February 28, 1997
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                                    $  1,403,756
 Net realized gain (loss) on sale of investments                      162,746
 Net change in unrealized appreciation (depreciation) of
  investments                                                         692,734
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                         2,259,236
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                        (1,097,736)
 From net realized gain on sale of investments                              0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                                         64,429,732
 Net asset value of shares issued in reinvestment of
  dividends and distributions                                       1,095,909
 Cost of shares redeemed                                          (20,109,378)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE
 TRANSACTIONS                                                      45,416,263
INCREASE (DECREASE) IN NET ASSETS                                  46,577,763
NET ASSETS:
Beginning net assets                                                        0
ENDING NET ASSETS                                                 $46,577,763
SHARES ISSUED AND REDEEMED:
 Shares sold                                                        6,021,502
 Shares issued in reinvestment of dividends                           102,561
 Shares redeemed                                                   (1,878,773)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       4,245,290
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


  LifePath 2010 Fund    LifePath 2020 Fund    LifePath 2030 Fund    LifePath 2040 Fund
--------------------  --------------------  --------------------  --------------------
         Period from           Period from           Period from           Period from
      March 26, 1996        March 26, 1996        March 26, 1996        March 26, 1996
       (Commencement         (Commencement         (Commencement         (Commencement
      of Operations)        of Operations)        of Operations)        of Operations)
to February 28, 1997  to February 28, 1997  to February 28, 1997  to February 28, 1997
--------------------------------------------------------------------------------------
        $  2,005,706          $  1,938,192          $    814,543           $   686,259
             656,791             1,202,749               645,645               847,438
           4,471,698             7,494,183             5,002,538             6,147,059
           7,134,195            10,635,124             6,462,726             7,680,756
          (1,580,166)           (1,548,831)             (661,794)             (562,612)
                   0              (145,644)             (146,148)              (15,284)
         113,729,167           147,132,963            70,729,578            87,726,379
           1,576,451             1,545,026               804,134               561,376
         (33,656,063)          (52,204,585)          (18,613,004)          (25,915,110)
          81,649,555            96,473,404            52,920,708            62,372,645
          87,203,584           105,414,053            58,575,492            69,475,505
                   0                     0                     0                     0
        $ 87,203,584          $105,414,053          $ 58,575,492           $69,475,505
           9,702,222            11,957,914             5,498,688             6,394,187
             133,390               123,825                61,161                40,724
          (2,835,384)           (4,214,056)           (1,424,675)           (1,865,900)
           7,000,228             7,867,683             4,135,174             4,569,011
---------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Money Market Fund
                                       ------------------------------------
                                                 For the            For the
                                              Year Ended         Year Ended
                                       February 28, 1997  February 29, 1996
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)              $   8,103,742      $   8,366,175
 Net realized gain (loss) on sale of
  investments                                      1,533            (47,092)
 Net change in unrealized appreciation
  (depreciation) of investments                        0                  0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     8,105,275          8,319,083
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                   (8,103,742)        (8,366,175)
 From net realized gain on sale of
  investments                                          0                  0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                   176,002,509        153,053,870
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                7,951,900          8,172,476
 Cost of shares redeemed                    (163,761,261)      (151,596,313)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARES
 TRANSACTIONS                                 20,193,148          9,630,033
INCREASE (DECREASE) IN NET ASSETS             20,194,681          9,582,941
NET ASSETS:
Beginning net assets                         156,851,501        147,268,560
ENDING NET ASSETS                          $ 177,046,182      $ 156,851,501
SHARES ISSUED AND REDEEMED:
 Shares sold                                 176,002,509        153,050,549
 Shares issued in reinvestment of
  dividends and distributions                  7,951,876          8,172,596
 Shares redeemed                            (163,761,261)      (151,592,992)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                  20,193,124          9,630,153
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


                 S&P 500 Stock Fund          Short-Intermediate Term Fund
------------------------------------  ------------------------------------
          For the            For the            For the            For the
       Year Ended         Year Ended         Year Ended         Year Ended
February 28, 1997  February 29, 1996  February 28, 1997  February 29, 1996
--------------------------------------------------------------------------
   $   23,815,692      $  16,771,211        $   846,293        $   872,301
       21,513,935         18,059,645            (86,579)           215,150
      219,020,476        154,527,817           (214,500)            87,124
      264,350,103        189,358,673            545,214          1,174,575
      (22,785,673)       (15,389,132)          (840,943)          (872,302)
      (16,780,931)       (10,433,042)                 0                  0
      539,066,703        381,254,861          4,322,741          7,554,298
       25,515,514         25,822,033            909,344            881,404
     (249,037,913)      (136,693,122)        (5,586,461)        (9,332,501)
      315,544,304        270,383,772           (354,376)          (896,799)
      540,327,803        433,920,271           (650,105)          (594,526)
      882,696,421        448,776,150         13,703,682         14,298,208
   $1,423,024,224      $ 882,696,421        $13,053,577        $13,703,682
       35,425,415         30,268,583            468,606            807,468
        1,696,159          2,002,063             98,728             93,988
      (16,520,854)       (10,747,465)          (606,156)        (1,004,841)
       20,600,720         21,523,181            (38,822)          (103,385)
---------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                             U.S. Treasury Allocation Fund
                                       ------------------------------------
                                                 For the            For the
                                              Year Ended         Year Ended
                                       February 28, 1997  February 29, 1996
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $ 3,002,841        $ 3,259,100
 Net realized gain (loss) on sale of
  investments                                   (142,717)         1,744,910
 Net change in unrealized appreciation
  (depreciation) of investments                 (507,060)           691,484
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     2,353,064          5,695,494
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                   (2,994,176)        (3,259,100)
 From net realized gain on sale of
  investments                                          0                  0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                    12,235,270         21,593,120
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                3,193,414          3,351,900
 Cost of shares redeemed                     (18,877,292)       (32,601,086)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARES
 TRANSACTIONS                                 (3,448,608)        (7,656,066)
INCREASE (DECREASE) IN NET ASSETS             (4,089,720)        (5,219,672)
NET ASSETS:
Beginning net assets                          51,632,137         56,851,809
ENDING NET ASSETS                            $47,542,417        $51,632,137
SHARES ISSUED AND REDEEMED:
 Shares sold                                   1,321,414          2,313,882
 Shares issued in reinvestment of
  dividends and distributions                    346,020            361,582
 Shares redeemed                              (2,042,217)        (3,477,285)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                    (374,783)          (801,821)
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                          Asset Allocation Fund
                          ---------------------------------------------------------
                                                                        Period From
                                                                            July 2,
                                                                               1993
                                                                         (Commence-
                                                                            ment of
                            Year Ended    Year Ended    Year Ended   Operations) to
                          February 28,  February 29,  February 28,     February 28,
                                  1997          1996          1995             1994
------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $11.83         $9.93        $10.19           $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                          0.47          0.40          0.44             0.23
 Net realized and
  unrealized gain (loss)
  on investments                  1.02          1.90         (0.14)            0.28
TOTAL FROM INVESTMENT
 OPERATIONS                       1.49          2.30          0.30             0.51
LESS DISTRIBUTIONS:
 From net investment
  income                         (0.47)        (0.40)        (0.44)           (0.23)
 From net realized gains         (0.73)         0.00         (0.12)           (0.09)
TOTAL DISTRIBUTIONS              (1.20)        (0.40)        (0.56)           (0.32)
NET ASSET VALUE, END OF
 PERIOD                         $12.12        $11.83         $9.93           $10.19
TOTAL RETURN (NOT
 ANNUALIZED)                     13.09%        23.54%         3.28%            5.14%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)                $431,585      $397,930      $293,696         $217,140
 Number of shares
  outstanding, end of
  period (000)                  35,613        33,634        29,585           21,303
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                     0.75%         0.75%         0.75%            0.79%
 Ratio of net investment
  income (loss) to
  average net
  assets(/2/)                     3.95%         3.62%         4.62%            3.47%
Portfolio turnover                  --            --            24%*             33%
------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                       N/A           N/A          0.76%            0.80%
(2) Ratio of net
    investment income
    (loss) to average
    net assets prior to
    waived fees and
    reimbursed expenses            N/A           N/A          4.61%            3.46%
------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, hence no securities-related activity.
  + Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.

    FINANCIAL HIGHLIGHTS



                                                        Bond Index Fund
---------------------------------------------------------------------------------------
                                                                            Period From
                                                                                July 2,
                                                                                   1993
                                                                             (Commence-
                                                                                ment of
  Year Ended          Year Ended                Year Ended               Operations) to
February 28,        February 29,              February 28,                 February 28,
        1997                1996                      1995                         1994
---------------------------------------------------------------------------------------
       $9.66               $9.20                     $9.76                       $10.00
        0.63                0.64                      0.64                         0.38
       (0.23)               0.46                     (0.56)                       (0.24)
        0.40                1.10                      0.08                         0.14
       (0.63)              (0.64)                    (0.64)                       (0.38)
        0.00                0.00                      0.00                         0.00
       (0.63)              (0.64)                    (0.64)                       (0.38)
       $9.43               $9.66                     $9.20                        $9.76
        4.32%              12.17%                     1.12%                        1.38%
    $129,469             $58,090                   $18,593                      $14,899
      13,736               6,016                     2,020                        1,526
        0.23%               0.23%                     0.23%                        0.31%
        6.69%               6.67%                     7.08%                        5.88%
          --                  --                        14%*                         20%
----------------------------------------------------------------------------------------
        0.32%               0.53%                     0.71%                        0.32%
        6.60%               6.37%                     6.61%                        5.87%
----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              Growth Stock Fund
                          -----------------------------------------------------------
                                                                          Period From
                                                                              July 2,
                                                                                 1993
                                                                           (Commence-
                                                                              ment of
                            Year Ended     Year Ended     Year Ended   Operations) to
                          February 28,   February 29,   February 28,     February 28,
                                  1997           1996           1995             1994
---------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $14.78         $11.64         $11.52           $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                         (0.06)         (0.01)          0.00            (0.01)
 Net realized and
  unrealized gain (loss)
  on investments                 (0.43)          4.82           0.19             1.86
TOTAL FROM INVESTMENT
 OPERATIONS                      (0.49)          4.81           0.19             1.85
LESS DISTRIBUTIONS:
 From net investment
  income                          0.00          (0.01)          0.00             0.00
 From net realized gains         (0.22)         (1.66)         (0.07)           (0.33)
TOTAL DISTRIBUTIONS              (0.22)         (1.67)         (0.07)           (0.33)
NET ASSET VALUE, END OF
 PERIOD                         $14.07         $14.78         $11.64           $11.52
TOTAL RETURN (NOT
 ANNUALIZED)                     (3.46)%        42.10%          1.70%           18.65%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)                $213,218       $178,584        $96,925          $45,443
 Number of shares
  outstanding, end of
  period (000)                  15,156         12,084          8,330            3,945
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                     0.76%          0.76%          0.76%            0.80%
 Ratio of net investment
  income (loss) to
  average net
  assets(/2/)                    (0.41)%        (0.12)%        (0.02)%          (0.18)%
Portfolio turnover                  --             --             27%*            104%
---------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      0.81%          0.86%          0.87%            0.80%
(2) Ratio of net
    investment income
    (loss) to average
    net assets prior to
    waived fees and
    reimbursed expenses          (0.46)%        (0.22)%       (0.12)%           (0.18)%
---------------------------------------------------------------------------------------

   * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, hence no securities-related activity.
+ Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.

    FINANCIAL HIGHLIGHTS


  LifePath 2000 Fund    LifePath 2010 Fund    LifePath 2020 Fund    LifePath 2030 Fund
--------------------  --------------------  --------------------  --------------------


         Period From           Period From           Period From           Period From
      March 26, 1996        March 26, 1996        March 26, 1996        March 26, 1996
       (Commencement         (Commencement         (Commencement         (Commencement
      of Operations)        of Operations)        of Operations)        of Operations)
to February 28, 1997  to February 28, 1997  to February 28, 1997  to February 28, 1997
--------------------------------------------------------------------------------------
              $10.55                $11.44                $11.97                $12.39
                0.39                  0.33                  0.29                  0.23
                0.35                  0.96                  1.40                  1.79
                0.74                  1.29                  1.69                  2.02
               (0.32)                (0.27)                (0.24)                (0.20)
                0.00                  0.00                 (0.02)                (0.04)
               (0.32)                (0.27)                (0.26)                (0.24)
              $10.97                $12.46                $13.40                $14.17
                7.00%                11.98%                15.06%                17.37%
             $46,578               $87,204              $105,414               $58,575
               4,245                 7,000                 7,868                 4,135
                0.95%                 0.95%                 0.95%                 0.95%
                4.21%                 3.26%                 2.57%                 2.05%
                  --                    --                    --                    --
---------------------------------------------------------------------------------------
                 N/A                   N/A                   N/A                   N/A
                 N/A                   N/A                   N/A                   N/A
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           LifePath 2040 Fund
                                                           ------------------
                                                                  Period From
                                                               March 26, 1996
                                                                (Commencement
                                                            of Operations) to
                                                                 February 28,
                                                                         1997
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.91
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                            0.18
 Net realized and unrealized gain (loss) on investments                  2.27
TOTAL FROM INVESTMENT OPERATIONS                                         2.45
LESS DISTRIBUTIONS:
 From net investment income                                             (0.15)
 From net realized gains                                                 0.00
TOTAL DISTRIBUTIONS                                                     (0.15)
NET ASSET VALUE, END OF PERIOD                                         $15.21
TOTAL RETURN (NOT ANNUALIZED)                                           20.47%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)                                      $69,476
 Number of shares outstanding, end of period (000)                      4,569
RATIOS TO AVERAGE NET ASSETS+:
 Ratio of expenses to average net assets(/1/)                            0.95%
 Ratio of net investment income to average net assets(/2/)               1.46%
Portfolio turnover                                                        --
------------------------------------------------------------------------------
(1) Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses                                                    N/A
(2) Ratio of net investment income to
   average net assets prior to waived
   fees and reimbursed expenses                                           N/A
------------------------------------------------------------------------------

   + Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.

    FINANCIAL HIGHLIGHTS



                                                       Money Market Fund
-------------------------------------------------------------------------------------
                                                                          Period From
                                                                         July 2, 1993
                                                                        (Commencement
   Year Ended         Year Ended              Year Ended            of Operations) to
 February 28,       February 29,            February 28,                 February 28,
         1997               1996                    1995                         1994
-------------------------------------------------------------------------------------
        $1.00              $1.00                   $1.00                        $1.00
         0.05               0.05                    0.04                         0.02
         0.00               0.00                    0.00                         0.00
         0.05               0.05                    0.04                         0.02
        (0.05)             (0.05)                  (0.04)                       (0.02)
         0.00               0.00                    0.00                         0.00
        (0.05)             (0.05)                  (0.04)                       (0.02)
        $1.00              $1.00                   $1.00                        $1.00
         5.10%              5.60%                   4.40%                        1.81%
     $177,046           $156,852                $147,269                      $81,649
      177,103            156,910                 147,280                       81,648
         0.45%              0.45%                   0.45%                        0.49%
         4.96%              5.44%                   4.44%                        2.77%
          N/A                N/A                     N/A                          N/A
--------------------------------------------------------------------------------------
         0.48%              0.49%                   0.57%                        0.50%
         4.93%              5.40%                   4.32%                        2.76%
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                 S&P 500 Stock Fund
                          -------------------------------------------------------------
                                                                            Period From
                                                                           July 2, 1993
                                                                          (Commencement
                            Year Ended    Year Ended    Year Ended   of Operations) to
                          February 28,  February 29,  February 28,         February 28,
                                  1997          1996          1995                 1994
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD            $14.02        $10.83        $10.50               $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                          0.32          0.31          0.27                 0.16
 Net realized and
  unrealized gain (loss)
  on investments                  3.23          3.36          0.41                 0.47
TOTAL FROM INVESTMENT
 OPERATIONS                       3.55          3.67          0.68                 0.63
LESS DISTRIBUTIONS:
 From net investment
  income                         (0.32)        (0.30)        (0.27)               (0.12)
 From net realized gains         (0.22)        (0.18)        (0.08)               (0.01)
 In excess of net
  realized gains                  0.00          0.00          0.00                 0.00
TOTAL DISTRIBUTIONS              (0.54)        (0.48)        (0.35)               (0.13)
NET ASSET VALUE, END OF
 PERIOD                         $17.03        $14.02        $10.83               $10.50
TOTAL RETURN (NOT
 ANNUALIZED)                     25.82%        34.35%         6.71%                6.30%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)              $1,423,024      $882,696      $448,776             $122,391
 Number of shares
  outstanding, end of
  period (000)                  83,551        62,951        41,427               11,653
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                     0.20%         0.20%         0.21%                0.27%
 Ratio of net investment
  income to average net
  assets(/2/)                     2.15%         2.52%         2.93%                2.46%
Portfolio turnover                  --            --             8%*                  4%
----------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      0.22%         0.26%         0.25%                0.28%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      2.13%         2.46%         2.88%                2.45%
----------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, hence no securities-related activity.
  + Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.

    FINANCIAL HIGHLIGHTS



                                           Short-Intermediate Term Fund
------------------------------------------------------------------------------------
                                                                         Period From
                                                                        July 2, 1993
                                                                       (Commencement
  Year Ended         Year Ended              Year Ended            of Operations) to
February 28,       February 29,            February 28,                 February 28,
        1997               1996                    1995                         1994
------------------------------------------------------------------------------------
       $9.40              $9.15                   $9.72                       $10.00
        0.60               0.65                    0.64                         0.42
       (0.21)              0.25                   (0.57)                       (0.28)
        0.39               0.90                    0.07                         0.14
       (0.60)             (0.65)                  (0.64)                       (0.42)
        0.00               0.00                    0.00                         0.00
        0.00               0.00                    0.00                         0.00
       (0.60)             (0.65)                  (0.64)                       (0.42)
       $9.19              $9.40                   $9.15                        $9.72
        4.29%             10.07%                   0.89%                        1.42%
     $13,054            $13,704                 $14,298                       $5,258
       1,420              1,458                   1,562                          541
        0.65%              0.65%                   0.65%                        0.65%
        6.48%              6.82%                   7.07%                        6.02%
          --                 --                      29%                         277%
-------------------------------------------------------------------------------------
        1.29%              1.44%                   1.41%                        0.65%
        5.84%              6.03%                   6.32%                        6.02%
-------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     U.S. Treasury Allocation Fund
                          ------------------------------------------------------------
                                                                           Period From
                                                                          July 2, 1993
                                                                         (Commencement
                            Year Ended    Year Ended    Year Ended   of Operations) to
                          February 28,  February 29,  February 28,        February 28,
                                  1997          1996          1995                1994
---------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING
 OF PERIOD                       $9.35         $8.99         $9.67              $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                          0.56          0.51          0.59                0.39
 Net realized and
  unrealized gain (loss)
  on investments                 (0.11)         0.36         (0.68)              (0.05)
TOTAL FROM INVESTMENT
 OPERATIONS                       0.45          0.87         (0.09)               0.34
LESS DISTRIBUTIONS:
 From net investment
  income                         (0.56)        (0.51)        (0.59)              (0.39)
 From net realized gains          0.00          0.00          0.00               (0.20)
 In excess of net
  realized gains                  0.00          0.00          0.00               (0.08)
TOTAL DISTRIBUTIONS              (0.56)        (0.51)        (0.59)              (0.67)
NET ASSET VALUE, END OF
 PERIOD                          $9.24         $9.35         $8.99               $9.67
TOTAL RETURN (NOT
 ANNUALIZED)                      4.99%         9.89%        (0.76)%              3.33%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)                 $47,542       $51,632       $56,852             $58,216
 Number of shares
  outstanding, end of
  period (000)                   5,147         5,522         6,324               6,019
RATIOS TO AVERAGE NET
 ASSETS:+
 Ratio of expenses to
  average net
  assets(/1/)                     0.70%         0.70%         0.70%               0.78%
 Ratio of net investment
  income to average net
  assets(/2/)                     6.03%         5.47%         6.52%               5.79%
Portfolio turnover                  --            --            43%*               210%
---------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      0.71%          N/A          0.72%               0.80%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      6.02%          N/A          6.50%               5.77%
---------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, hence no securities-related activity.
  + Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  MasterWorks Funds Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended, as an open-end series investment company. The Company commenced operations on July 2, 1993 and currently issues the following
Funds: the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds (each, a "Fund", collectively, the "Funds"). The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENT POLICY AND SECURITY VALUATION

  Each Fund, with the exception of the Growth Stock, Money Market and Short-Intermediate Term Funds, invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio. Each of the Growth Stock and Short-Intermediate Term Funds invests all of its assets in a separate series (also a "Master Portfolio") of Managed Series Investment Trust. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 58.49%, 99.99%, 35.37%, 51.38%, 41.83%, 36.60%, 26.91%,
95.85%, 99.99% and 99.99% for the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds, respectively, as of February 28, 1997). The Money Market Fund does not invest in a corresponding Master Portfolio. Investments of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

which there was no last reported sales price, are valued at the most recent bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Debt securities, other than those maturing in 60 days or less, are valued at the latest quoted bid price. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Master Portfolios' Board of Trustees.

  The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective. The amortized cost method, which involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, approximates market value.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for by each Master Portfolio on the date the securities are purchased or sold (trade date). Revenue is recognized by each Master Portfolio as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986 (the "Code"). All net investment income and realized and unrealized capital gains and losses of each Master Portfolio are allocated as required by the Code.

  The performance of each Fund, with the exception of the Money Market Fund, is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Dividends to shareholders from net investment income of the Asset Allocation, Bond Index, Short-Intermediate Term and U.S. Treasury Allocation Funds are declared and distributed monthly. Dividends to shareholders from net investment income of the Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Stock Funds are declared and distributed quarterly. Dividends

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

  FEDERAL INCOME TAXES

  Each Fund of the Company is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1996. The following funds had net capital loss carryforwards at December 31, 1996:

                                  Year       Net Capital
Fund                           Expires Loss Carryforward
--------------------------------------------------------
Bond Index Fund                   2002         $ 144,965
Bond Index Fund                   2003           316,656
Bond Index Fund                   2004           404,767
Money Market Fund                 2003            57,505
Short-Intermediate Term Fund      2002           247,727
U.S. Treasury Allocation Fund     2002         4,479,541
U.S. Treasury Allocation Fund     2004            51,364

  No capital gain distribution shall be made in any of the Funds until the respective capital loss carryforward has been fully utilized or expires.

  ORGANIZATION EXPENSES

  Stephens Inc. ("Stephens"), the Funds' co-administrator and distributor, has paid all the expenses in connection with the organization and initial registration of the various Funds.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with the Money Market Fund, Barclays Global Fund Advisers ("BGFA") is entitled to receive a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund as compensation for its advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Pursuant to a Sub-Advisory Contract with the Money Market Fund and BGFA, Wells Fargo Bank, N.A. ("WFB") is responsible for the day-to-day portfolio management of the Money Market Fund. WFB is entitled to receive from BGFA an amount equal to 0.05% of the average daily net assets of the Money Market Fund as compensation for its sub-advisory services.

  Prior to October 21, 1996, Barclays Global Investors, N.A ("BGI") served as custodian for the Money Market Fund. BGI was not entitled to receive compensation for its custodial services so long as BGFA was entitled to receive fees for providing investment advisory services to the Money Market Fund.

  Effective October 21, 1996, a new custody agreement was adopted pursuant to which Investors Bank & Trust Company ("IBT") replaced BGI as custodian of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from BGI for its services as Sub-Administrator of the Funds.

  Prior to October 21, 1996, the Company had entered into administration and distribution agreements with Stephens Inc. ("Stephens") on behalf of the Asset Allocation, Money Market and U.S. Treasury Allocation Funds. Under the agreements, Stephens agreed to provide supervisory, administrative and distribution services for these Funds. As compensation for these services, the Asset Allocation and U.S. Treasury Allocation Funds paid a monthly fee at an annual rate of 0.10% of each Fund's average daily net assets. The Money Market Fund paid a monthly fee at an annual rate of 0.05% of the Fund's average daily net assets. In addition, Stephens was responsible for paying all other expenses incurred by these Funds except for the fees payable by the Fund pursuant to the Company's various service contracts.

  The Company had also entered into administration and distribution agreements with Stephens on behalf of the Bond Index, Growth Stock, S&P 500 Stock and Short-Intermediate Term Funds. Under the

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

agreements, Stephens agreed to provide supervisory, administrative and distribution services to the Funds. For these services, each Fund paid Stephens a monthly fee at an annual rate of 0.05% of the Funds' average daily net assets.

  The Company had also entered into an administration agreement on behalf of the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds with Stephens whereby Stephens has agreed to provide administrative services to the Funds. For providing administrative services, the Company paid Stephens a monthly fee at the annual rate of 0.10% of each Fund's average daily net assets. In addition, Stephens had agreed to assume the operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio, except for extraordinary expenses and those fees and expenses payable pursuant to the various service contracts described above which will be borne by the Company and those expenses specifically assumed by WFB under its contracts with the Funds.

  Effective October 21, 1996, new administrative services arrangements were adopted which superceded the then current arrangement with Stephens as the sole administrator of the Funds. The new administrative services arrangements do not increase the level of fees payable by each Fund. Under the new arrangement, BGI and Stephens, as co-administrators, have agreed jointly to provide general administrative services to the Funds, such as managing and coordinating third-party service relationships.

  This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

  Under the new arrangements, BGI and Stephens are entitled to receive for these services a combined fee (expressed as a percentage of average daily net assets) from each Fund as follows:

     Asset Allocation Fund  0.40%
     Bond Index Fund        0.15%
     Growth Stock Fund      0.18%
     LifePath 2000 Fund     0.40%
     LifePath 2010 Fund     0.40%
     LifePath 2020 Fund     0.40%

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

     LifePath 2030 Fund             0.40%
     LifePath 2040 Fund             0.40%
     Money Market Fund              0.10%
     S&P 500 Stock Fund             0.15%
     Short-Intermediate Term Fund   0.18%
     U.S. Treasury Allocation Fund  0.40%

  The Company has entered into separate contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide transfer and dividend disbursing agency services and shareholder services to the Funds. WFB is compensated for transfer and dividend disbursing agency services at an annual rate of 0.03% of the average daily net assets for the Bond Index, Growth Stock, S&P 500 Stock and Short-Intermediate Term Funds, 0.10% of the average daily net assets of the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and U.S. Treasury Allocation Funds and 0.05% of the average daily net assets of the Money Market Fund. WFB is compensated for shareholder servicing based on an annual rate of 0.20% for the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and U.S. Treasury Allocation Funds, 0.10% for the Growth Stock and Short-Intermediate Term Funds and 0.07% for the Bond Index and S&P 500 Stock Funds, based on the average daily net assets of each of these Funds. Under the new administrative services arrangements, BGI and Stephens will compensate WFB for expenses related to transfer and dividend disbursing agency services and shareholder servicing.

  Certain fees have been waived by BGI for the Bond Index, Growth Stock, Money Market, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds for the year ended February 28, 1997. Waived fees continue at the discretion of BGI.

  Certain officers and directors of the Company are also officers of Stephens. As of February 28, 1997, Stephens owned less than 1% of the shares outstanding for each Fund.

3. CAPITAL SHARES TRANSACTIONS

  As of February 28, 1997, there were 11.9 billion shares of $.001 par value capital stock authorized by the Company. As of February 28, 1997, each Fund except the Money Market, Short-Intermediate Term and U.S. Treasury Allocation Funds was authorized to issue 100 million shares of $.001 par value capital stock. The Money Market Fund was authorized to issue 3 billion shares. The Short-Intermediate Term and

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS

U.S. Treasury Allocation Funds were each authorized to issue 300 million shares. Transactions in capital shares, for each Fund, are disclosed in detail in the Statements of Changes in Net Assets.

4. PORTFOLIO SECURITIES LOANED

  As of February 28, 1997, certain Master Portfolios had loaned securities which were collateralized by cash, money market mutual funds and repurchase agreements. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral are disclosed in the corresponding Master Portfolio financial statements.

5. ORGANIZATION OF THE FUNDS

  At a meeting held in October 1995, the Board of Directors of MasterWorks Funds Inc. (formerly Stagecoach Inc.) approved the establishment of five LifePath Funds (the New LifePath Funds). The New LifePath Funds are feeder funds in a master-feeder structure that invest in corresponding master portfolios of Master Investment Portfolio. Net assets attributable to each LifePath Institutional class of shares were redeemed and distributed in kind to shareholders. These net assets were then contributed to the corresponding New LifePath Funds on March 26, 1996 as follows:

          LifePath 2000  $17,280,877
          LifePath 2010  $34,620,440
          LifePath 2020  $37,028,509
          LifePath 2030  $25,785,162
          LifePath 2040  $33,520,758

  Effective on March 15, 1996, the corporate name of Stagecoach Inc. was changed to "MasterWorks Funds Inc."

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
MASTERWORKS FUNDS INC.:

  We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of the Money Market Fund, of MasterWorks Funds Inc. (comprising, respectively, Asset Allocation Fund, Bond Index Fund, Growth Stock Fund, LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund, Money Market Fund, S&P 500 Stock Fund, Short-Intermediate Term Fund and U.S. Treasury Allocation Fund) as of February 28, 1997, and the related statements of operations for the year then ended, except for LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, which are for the period from March 26, 1996 to February 28, 1997, the statements of changes in net assets for each of the years in the two year period then ended, except for LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, which are for the period from March 26, 1996 to February 28, 1997, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of February 28, 1997, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of MasterWorks Funds Inc. as of February 28, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

San Francisco, California
April 11, 1997

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO-- FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997

PORTFOLIO OF INVESTMENTS

SECURITY NAME                  SHARES    VALUE

COMMON STOCKS-43.44%
AEROSPACE & DEFENSE-1.06%
Allied Signal Inc               8,792 $    635,222
Boeing Co                      11,055    1,124,886
Briggs & Stratton Corp            868       37,867
General Dynamics Corp           1,954      131,407
Lockheed Martin Corp            5,932      524,982
McDonnell Douglas Corp          6,524      414,274
Northrop Grumman Corp           1,747      126,876
Raytheon Co                     7,306      344,295
Rockwell International Corp     6,757      437,516
Textron Inc                     2,573      253,762
United Technologies Corp        7,464      561,666
                                      ------------
    TOTAL AEROSPACE & DEFENSE
                      - VALUE         $  4,592,753
                      -  COST         $  2,952,204
AIRLINES-0.13%
AMR Corp+                       2,837 $    223,059
Delta Air Lines Inc             2,332      187,726
Southwest Airlines Co           4,459      104,787
USAir Group Inc+                2,031       40,112
                                      ------------
               TOTAL AIRLINES
                      - VALUE         $    555,684
                      -  COST         $    515,080
APPAREL-0.29%
CVS Corp                        3,272 $    151,330
Fruit of the Loom Inc Class A   2,424       99,081
Liz Claiborne Inc               2,179       88,250
Nike Inc Class B                8,904      639,975
Reebok International Ltd        1,744       81,532
Russell Corp                    1,157       43,532
Stride Rite Corp                1,523       18,276
VF Corp                         1,993      138,514
                                      ------------
                TOTAL APPAREL
                      - VALUE         $  1,260,490
                      -  COST         $    655,127

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                 SHARES    VALUE

COMMON STOCKS (CONTINUED)
AUTO PARTS & EQUIPMENT-0.39%
Cooper Tire & Rubber Co        2,532 $     50,324
Dana Corp                      3,190       98,890
Deluxe Corp                    2,507       79,284
Eaton Corp                     2,389      171,411
Echlin Inc                     1,926       66,688
Genuine Parts Co               3,747      175,172
Goodyear Tire & Rubber Co      4,793      252,831
Illinois Tool Works Inc        3,846      324,506
ITT Industries Inc             3,649       94,874
Navistar International Corp+   2,320       22,330
PACCAR Inc                     1,161       76,191
Pep Boys-Manny Moe & Jack      1,981       64,630
TRW Inc                        3,948      206,777
                                     ------------
TOTAL AUTO PARTS & EQUIPMENT
                     - VALUE         $  1,683,908
                     -  COST         $  1,353,564
AUTOMOBILES-0.77%
Chrysler Corp                 22,620 $    766,253
Ford Motor Co                 36,776    1,209,011
General Motors Corp Class A   23,446    1,356,937
                                     ------------
           TOTAL AUTOMOBILES
                     - VALUE         $  3,332,201
                     -  COST         $  2,810,246
BANK & FINANCE-4.91%
Ahmanson (H F) & Co            3,238 $    133,163
American Express Corp         14,664      958,659
Banc One Corp                 13,273      585,671
Bank of Boston Corp            4,708      354,866
Bank of New York Inc          12,124      469,805
BankAmerica Corp              11,124    1,265,355
Bankers Trust Corp             2,499      226,784
Barnett Banks Inc              6,022      278,518
Beneficial Corp                1,695      117,167
Chase Manhattan Bank          13,589    1,360,599
Citicorp                      14,592    1,703,616
Comerica Inc                   3,294      198,052
CoreStates Financial Corp      6,917      364,007
Dean Witter Discover & Co     10,002      383,827

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO-- FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
Federal Home Loan Mortgage Corp  22,164 $    659,379
Federal National Mortgage Assoc  33,843    1,353,720
Fifth Third Bancorp               3,274      272,970
First Bank System Inc             4,137      324,755
First Chicago NBD Corp            9,917      580,145
First Union Corp                  8,764      769,041
Fleet Financial Group Inc         8,147      496,967
Golden West Financial             1,771      119,985
Great Western Financial Corp      4,241      186,074
Green Tree Financial Inc          4,243      159,113
Household International Inc       3,006      291,206
Keycorp                           6,965      372,628
MBNA Corp                        10,316      330,112
Mellon Bank Corp                  3,988      320,536
Merrill Lynch & Co Inc            5,067      486,432
MGIC Investment Corp              1,844      144,985
Morgan (J P) & Co Inc             5,755      604,994
Morgan Stanley Group              4,723      298,139
National City Corp                6,882      347,541
NationsBank Corp                 24,552    1,470,000
Norwest Corp                     11,433      568,792
PNC Bank Corp                    10,540      446,633
Republic New York Corp            1,740      161,603
Ryder System Inc                  2,567       80,861
Salomon Inc                       3,413      189,848
SunTrust Banks Inc                6,958      357,467
U.S. Bancorp                      4,662      230,186
Wachovia Corp                     5,070      308,636
Wells Fargo & Co                  2,901      882,629
                                        ------------
           TOTAL BANK & FINANCE
                        - VALUE         $ 21,215,466
                        -  COST         $ 12,650,733
BASIC INDUSTRIES-1.06%
ASARCO Inc                        1,322 $     41,313
Avery-Dennison Corp               3,236      130,654
Baker Hughes Inc                  4,513      160,212
Bemis Co                          1,608       66,531
Boise Cascade Corp                1,494       49,115
Champion International Corp       2,977      131,360
Cyprus Amax Minerals              2,843       66,455
Dover Corp                        3,528      175,077
Echo Bay Mines Ltd                4,274       33,124
Georgia-Pacific Corp              2,868      223,704
Harnischfeger Industries Inc      1,489       65,330

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
SECURITY NAME                        SHARES    VALUE

COMMON STOCKS (CONTINUED)
Homestake Mining Co                   4,562 $     75,273
Ikon Office Solutions Inc             4,066      167,723
Inco Ltd                              5,168      181,526
James River Corp                      2,659       87,082
Louisiana-Pacific Corp                3,403       72,314
Mead Corp                             1,661       96,753
Minnesota Mining & Manufacturing Co  12,969    1,193,148
NACCO Industries Inc Class A            293       15,895
Newmont Mining Corp                   3,062      145,445
Potlatch Corp                           900       38,925
Stone Container Corp                  3,103       40,339
Trinova Corp                            861       31,965
Tyco International Inc                5,101      300,959
Union Camp Corp                       2,113      101,952
Westinghouse Electric Corp           19,401      334,667
Westvaco Corp                         3,140       92,630
Weyerhauser Co                        6,128      283,420
Whitman Corp                          3,267       76,775
Willamette Industries Inc             1,666      106,624
                                            ------------
             TOTAL BASIC INDUSTRIES
                            - VALUE         $  4,586,290
                            -  COST         $  3,684,394
BEVERAGES-1.72%
Anheuser-Busch Inc                   15,444 $    687,258
Coca-Cola Co                         77,108    4,703,588
Coors (Adolph) Co Class B             1,132       24,197
Pepsico Inc                          48,090    1,580,959
Seagrams Co Ltd                      11,535      449,865
                                            ------------
                    TOTAL BEVERAGES
                            - VALUE         $  7,445,867
                            -  COST         $  4,467,789
BIOTECHNOLOGY-0.00%
Quest Diagnostics Inc                     1 $          8
                                            ------------
                TOTAL BIOTECHNOLOGY
                            - VALUE         $          8
                            -  COST         $          6

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES    VALUE

COMMON STOCKS (CONTINUED)
BROADCASTING-0.19%
Kingworld Productions+                1,112 $     41,283
Tele-Communications Inc Class A      20,584      244,435
Tribune Co                            3,812      149,621
Viacom Inc Class B                   10,922      385,001
                                            ------------
                 TOTAL BROADCASTING
                            - VALUE         $    820,340
                            -  COST         $    955,349
BUILDING MATERIALS & SERVICES-0.23%
Cooper Industries Inc                 3,360 $    148,680
Corning Inc                           7,100      267,138
Owens Corning Fiberglass Corp         1,641       69,537
PPG Industries Inc                    5,667      317,352
Snap-On Inc                           1,857       72,191
Stanley Works                         2,784      106,488
                                            ------------
TOTAL BUILDING MATERIALS & SERVICES
                            - VALUE         $    981,386
                            -  COST         $    734,161
BUSINESS SERVICES-0.02%
Ecolab Inc                            2,030 $     76,886
                                            ------------
            TOTAL BUSINESS SERVICES
                            - VALUE         $     76,886
                            -  COST         $     50,230
CHEMICALS-1.27%
Air Products & Chemicals Inc          3,475 $    257,584
Clorox Co                             1,636      195,502
Dow Chemical Co                       7,519      609,039
Du Pont (E I) De Nemours             17,467    1,873,336
Eastman Chemical Co                   2,403      132,465
FMC Corp+                             1,186       81,538
Goodrich (B F) Co                     1,682       68,331
Grace (W R) Co                        2,621      138,913
Great Lakes Chemical Corp             1,951       90,478
Hercules Inc                          3,187      148,196
International Flavor & Fragrances     3,400      157,675
Monsanto Co                          18,215      662,571
Morton International Inc              4,385      180,881
Nalco Chemical Co                     2,090       76,808

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
SECURITY NAME                          SHARES    VALUE

COMMON STOCKS (CONTINUED)
Praxair Inc                             4,798 $    233,303
Rohm & Haas Co                          1,943      178,756
Rubbermaid Inc                          4,612      110,112
Sigma-Aldrich Corp                      3,102       94,999
Union Carbide Corp                      3,930      185,693
                                              ------------
                      TOTAL CHEMICALS
                              - VALUE         $  5,476,180
                              -  COST         $  4,064,977
COMPUTER SOFTWARE-1.56%
3Com Corp+                              5,376 $    177,996
Autodesk Inc                            1,404       47,561
Automatic Data Processing               9,005      383,838
Bay Networks Inc+                       6,037      114,703
Computer Associates International Inc  11,284      490,854
Computer Sciences Corp+                 2,347      158,423
First Data Corp                        13,910      509,454
Microsoft Corp                         36,990    3,606,525
Novell Inc+                            10,668      108,014
Oracle Systems Corp                    20,355      798,934
Sun Microsystems Inc                   11,384      351,481
                                              ------------
              TOTAL COMPUTER SOFTWARE
                              - VALUE         $  6,747,783
                              -  COST         $  4,221,020
COMPUTER SYSTEMS-1.83%
Amdahl Corp+                            3,735 $     36,883
Apple Computer Inc+                     3,845       62,481
Cabletron Systems Inc                   4,830      144,900
Ceridian Corp+                          2,137       83,610
Cisco Systems Inc+                     20,166    1,121,734
Cognizant Corp                          5,284      184,280
Compaq Computer Corp+                   8,370      663,323
Data General Corp+                      1,220       23,638
Dell Computer Corp                      5,534      393,606
Digital Equipment Corp+                 4,787      156,774
EMC Corp+                               7,174      258,264
Harris Corp                             1,178       86,878
Hewlett-Packard Co                     31,518    1,765,008
Intergraph Corp+                        1,512       12,474
International Business Machine Corp    16,011    2,301,581

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
NCR Corp                              1 $         25
Seagate Technology Inc            7,723      364,912
Shared Medical System Corp          750       40,969
Silicon Graphics Inc+             5,373      129,624
Tandem Computers Inc+             3,727       46,588
Unisys Corp+                      5,441       36,727
                                        ------------
         TOTAL COMPUTER SYSTEMS
                        - VALUE         $  7,914,279
                        -  COST         $  5,435,737
CONTAINER & PACKAGING-0.24%
Ball Corp                           939 $     23,710
Crown Cork & Seal Co              3,948      219,114
International Paper Co            9,276      387,273
Temple-Inland Inc                 1,752       96,579
Tenneco Inc                       5,280      207,900
Tupperware Corp                   1,978       88,516
                                        ------------
    TOTAL CONTAINER & PACKAGING
                        - VALUE         $  1,023,092
                        -  COST         $    932,844
ELECTRICAL EQUIPMENT-1.58%
General Electric Co              51,041 $  5,250,843
Grainger (W W) Inc                1,604      127,117
Masco Corp                        5,003      175,730
Motorola Inc                     18,356    1,025,642
National Service Industries Inc   1,495       56,810
Raychem Corp                      1,433      121,984
Thomas & Betts Corp               1,621       72,337
                                        ------------
     TOTAL ELECTRICAL EQUIPMENT
                        - VALUE         $  6,830,463
                        -  COST         $  4,654,613
ELECTRONICS-1.73%
Advanced Micro Devices+           4,257 $    152,720
AMP Inc                           6,768      263,106
Applied Materials Inc+            5,620      284,513
EG&G Inc                          1,420       30,885
Emerson Electric Co               6,964      689,436
General Signal Corp               1,557       67,924
Honeywell Inc                     3,932      279,664

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
SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
Intel Corp                       25,377 $  3,600,362
Johnson Controls Inc              1,290      108,683
LSI Logic Corp+                   3,978      137,241
Micron Technology Inc             6,493      243,488
National Semiconductor+           4,286      111,972
Perkin-Elmer Corp                 1,353       96,063
Pitney Bowes Inc                  4,628      287,515
Tektronix Inc                     1,035       50,456
Texas Instruments Inc             5,917      456,349
Xerox Corp                       10,036      627,250
                                        ------------
              TOTAL ELECTRONICS
                        - VALUE         $  7,487,627
                        -  COST         $  3,964,140
ENERGY & RELATED-4.00%
Amerada Hess Corp                 2,870 $    153,186
Amoco Corp                       15,412    1,302,314
Ashland Inc                       1,963       82,201
Atlantic Richfield Corp           4,992      624,000
Burlington Resources Inc          3,862      169,445
Chevron Corp                     20,217    1,303,997
Coastal Corp                      3,255      148,103
Columbia Gas System Inc           1,723      101,226
Consolidated Natural Gas Co       2,891      147,441
Dresser Industries Inc            5,414      164,450
Eastern Enterprises                 637       21,419
Enron Corp                        7,851      313,059
Enserch Corp                      2,169       45,549
Exxon Corp                       38,459    3,841,093
Halliburton Co                    3,864      249,711
Helmerich & Payne Inc               805       34,011
Kerr-McGee Corp                   1,462       91,558
Louisiana Land & Exploration Co   1,092       52,143
Mobil Corp                       12,172    1,494,113
NICOR Inc                         1,498       50,183
NorAm Energy Corp                 4,298       64,470
Occidental Petroleum Corp        10,175      259,463
ONEOK Inc                           797       22,715
Oryx Energy Co+                   3,234       64,680
Pacific Enterprises Co            2,659       81,100
Panenergy Corp                    4,666      198,888

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES    VALUE

COMMON STOCKS (CONTINUED)
Pennzoil Co                        1,427 $     81,874
Peoples Energy Corp                1,036       35,095
Phillips Petroleum Co              8,119      335,924
Rowan Co Inc+                      2,697       53,603
Royal Dutch Petroleum Co          16,599    2,871,627
Santa Fe Energy Resources Inc+     2,831       36,449
Schlumberger Ltd                   7,629      767,668
Sonat Offshore Drilling Co         2,636      121,256
Sun Co Inc                         2,229       60,183
Texaco Inc                         8,190      809,786
Union Pacific Resources Group      7,753      188,979
Unocal Corp                        7,728      298,494
USX--Marathon Group                8,874      236,270
Western Atlas Inc                  1,625       98,922
Williams Co Inc                    4,841      211,794
                                         ------------
          TOTAL ENERGY & RELATED
                         - VALUE         $ 17,288,442
                         -  COST         $ 12,729,304
ENGINEERING & CONSTRUCTION-0.09%
Armstrong World Industries Inc     1,308 $     90,089
Centex Corp                          924       37,307
Federal National Mortgage Assoc    2,600      157,625
Fleetwood Enterprises Inc          1,134       29,484
Foster Wheeler Corp                1,255       48,945
Kaufman & Broad Home Corp          1,181       16,682
Pulte Corp                           672       22,932
                                         ------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE         $    403,064
                         -  COST         $    351,760
ENTERTAINMENT & LEISURE-0.73%
Brunswick Corp                     3,004 $     85,990
Disney (Walt) Co                  20,975    1,557,394
Harrah's Entertainment Inc+        3,231       59,774
Hasbro Inc                         2,641      112,903
Mattel Inc                         8,463      210,517
Polaroid Corp                      1,383       58,432
Time Warner Inc                   17,589      721,149
U.S. West Media Group             19,318      354,968
                                         ------------
   TOTAL ENTERTAINMENT & LEISURE
                         - VALUE         $  3,161,127
                         -  COST         $  2,864,619

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
SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
ENVIRONMENTAL CONTROL-0.17%
Browning-Ferris Industries Inc      6,554 $    205,632
Safety-Kleen Corp                   1,806       32,508
WMX Technologies Inc               15,041      475,672
                                          ------------
      TOTAL ENVIRONMENTAL CONTROL
                          - VALUE         $    713,812
                          -  COST         $    670,352
FOOD & RELATED-1.96%
Albertson's Inc                     7,815 $    275,479
American Brands Inc                 5,298      278,807
American Stores Co                  4,548      203,523
Archer-Daniels-Midland Co          16,901      312,669
Brown-Forman Corp Class B           2,112       94,512
Campbell Soup Co                    7,193      648,269
ConAgra Inc                         7,446      394,638
CPC International Inc               4,437      373,263
Darden Restaurants Inc              4,864       35,264
Fleming Co Inc                      1,203       21,053
General Mills Inc                   4,846      316,202
Giant Food Inc Class A              1,878       61,270
Great Atlantic & Pacific Tea Co     1,232       36,652
Harcourt General Inc                2,195      103,439
Heinz (H J) Co                     11,396      474,359
Hershey Foods Corp                  4,802      219,091
Kellogg Co                          6,569      449,977
Kroger Co+                          3,888      206,064
McDonald's Corp                    21,638      935,844
Pioneer Hi Bred International Inc   2,514      171,266
Quaker Oats Co                      4,244      152,254
Ralston-Purina Group                3,309      271,752
Sara Lee Corp                      15,004      581,405
Super Value Inc                     2,056       63,736
Sysco Corp                          5,496      190,986
Unilever NV (Netherlands)           4,966      946,023
UST Inc                             5,723      176,698
Wendy's International Inc           4,027       83,560
Winn-Dixie Stores Inc               4,697      149,717
Wrigley (W M) Jr Co                 3,650      218,544
                                          ------------
             TOTAL FOOD & RELATED
                          - VALUE         $  8,446,316
                          -  COST         $  6,546,796

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
FURNITURE & APPLIANCES-0.04%
Maytag Corp                         3,084 $     67,848
Whirlpool Corp                      2,312      116,756
                                          ------------
     TOTAL FURNITURE & APPLIANCES
                          - VALUE         $    184,604
                          -  COST         $    180,142
HEALTHCARE-0.13%
Healthsouth Corp                    4,898 $    197,145
St Jude Medical Inc+                2,502       98,829
United Healthcare Corp              5,675      283,041
                                          ------------
                 TOTAL HEALTHCARE
                          - VALUE         $    579,015
                          -  COST         $    584,599
HOSPITAL & MEDICAL SUPPLIES-1.28%
Bard (C R) Inc                      1,773 $     48,536
Bausch & Lomb Inc                   1,673       62,528
Baxter International Inc            8,464      389,344
Becton Dickinson & Co               3,890      191,583
Beverly Enterprises+                3,064       44,045
Biomet Inc                          3,611       55,068
Boston Scientific Corp              5,479      362,984
Columbia/HCA Healthcare Corp       20,822      874,524
Guidant Corp                        2,347      157,249
Johnson & Johnson                  41,254    2,377,262
Mallinckrodt Group Inc              2,283       97,028
Manor Care Inc                      1,995       53,117
Medtronic Inc                       7,402      479,280
Tenet Healthcare Corp+              9,152      248,248
United States Surgical              1,972       84,057
                                          ------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE         $  5,524,853
                          -  COST         $  3,825,119
HOUSEHOLD PRODUCTS-1.29%
Alberto-Culver Co Class B           1,676 $     47,766
Avon Products Inc                   4,118      239,874
Colgate-Palmolive Co                4,513      467,096
Gillette Co                        17,144    1,356,519

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
SECURITY NAME                     SHARES    VALUE

COMMON STOCKS (CONTINUED)
Kimberly-Clark Corp                8,762 $    928,772
Procter & Gamble Co               21,135    2,538,842
                                         ------------
        TOTAL HOUSEHOLD PRODUCTS
                         - VALUE         $  5,578,869
                         -  COST         $  3,464,434
INSURANCE-1.96%
Aetna Inc                          4,716 $    390,839
Allstate Corp                     13,772      872,801
American General Corp              6,286      272,655
American International Group Inc  14,518    1,756,678
Aon Corp                           3,390      214,841
Chubb Corp                         5,366      314,582
CIGNA Corp                         2,370      362,314
Conseco Inc                        5,218      204,807
General Re Corp                    2,571      436,106
Humana Inc+                        5,030       98,714
ITT Hartford Group Inc             3,649      273,675
Jefferson-Pilot Corp               2,229      131,511
Lincoln National Corp              3,247      188,732
Loews Corp                         3,592      366,833
Marsh & McLennan Companies Inc     2,206      258,102
MBIA Inc                           1,364      133,161
Providian Corp                     2,900      162,038
SAFECO Corp                        3,888      162,324
St Paul Co                         2,573      173,678
Torchmark Corp                     2,142      126,110
Transamerica Corp                  2,042      178,930
Travelers Inc                     19,872    1,065,636
U.S. Life Corp                     1,096       52,197
UNUM Corp                          2,254      173,276
USF & G Corp                       3,599       80,978
                                         ------------
                 TOTAL INSURANCE
                         - VALUE         $  8,451,518
                         -  COST         $  5,842,996
LODGING-0.16%
HFS Inc+                           3,995 $    273,658
Hilton Hotels Corp                 7,622      191,503
Marriott International             3,961      209,933
                                         ------------
                   TOTAL LODGING
                         - VALUE         $    675,094
                         -  COST         $    535,918

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES    VALUE

COMMON STOCKS (CONTINUED)
MACHINERY-0.39%
Black & Decker Corp           2,736 $     86,526
Case Corp                     2,297      119,157
Caterpillar Inc               5,900      462,413
Cincinnati Milacron Inc       1,214       26,101
Cummins Engine Co Inc         1,230       62,269
Deere & Co                    8,051      343,174
Giddings & Lewis Inc          1,009       13,937
Ingersoll-Rand Co             3,429      162,878
McDermott International Inc   1,744       38,804
Pall Corp                     3,859       83,933
Parker Hannifin Corp          2,324      101,675
Thermo Electron Corp          4,635      158,169
                                    ------------
            TOTAL MACHINERY
                    - VALUE         $  1,659,036
                    -  COST         $  1,382,165
METAL FABRICATORS-0.55%
Alcan Aluminum Ltd            7,014 $    251,627
Allegheny Teledyne Inc        5,368      136,884
Aluminum Co of America        5,393      384,251
Armco Inc+                    3,293       13,584
Barrick Gold Corp            11,085      313,151
Battle Mountain Gold Co       6,991       51,559
Bethlehem Steel Corp+         3,485       28,751
Crane Co                      1,448       47,241
Engelhard Corp                4,490       99,341
Freeport McMoRan Inc          5,988      203,592
Inland Steel Industries Inc   1,557       30,751
Nucor Corp                    2,675      128,734
Phelps Dodge Corp             2,012      143,858
Placer Dome Inc               7,419      159,509
Reynolds Metals Co            1,961      123,053
Santa Fe Pacific Gold Corp    4,079       76,481
Timken Co                       958       50,175
USX--U.S. Steel Group         2,624       82,328
Worthington Industries Inc    2,845       59,389
                                    ------------
    TOTAL METAL FABRICATORS
                    - VALUE         $  2,384,259
                    -  COST         $  2,113,329

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
SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
PHARMACEUTICALS-3.30%
Abbott Laboratories              24,043 $  1,352,419
Allergan Inc                      2,071       70,414
ALZA Corp+                        2,667       75,676
American Home Products Corp      19,829    1,269,056
Amgen Inc+                        8,200      501,225
Bristol-Myers Squibb Co          15,517    2,024,969
Lilly (Eli) & Co                 17,084    1,492,715
Merck & Co Inc                   37,385    3,439,420
Millipore Corp                    1,340       57,788
Pfizer Inc                       19,926    1,825,720
Pharmacia and Upjohn Inc         15,702      579,011
Schering-Plough Corp             11,442      876,743
Warner Lambert Co                 8,404      705,936
                                        ------------
          TOTAL PHARMACEUTICALS
                        - VALUE         $ 14,271,092
                        -  COST         $  8,586,174
PUBLISHING-0.39%
American Greetings Corp Class A   2,364 $     73,284
Comcast Corp Class A             10,111      180,734
Donnelley (R R) & Sons Co         4,690      144,804
Dow Jones & Co Inc                3,037      121,860
Gannett Co Inc                    4,330      345,318
Harland (John H) Co                 997       30,159
Interpublic Group Co Inc          2,508      125,714
Knight-Ridder Inc                 2,944      117,024
McGraw-Hill Inc                   3,119      161,798
Meredith Corp                       795       38,955
Moore Corp Ltd                    3,139       69,450
New York Times Co Class A         3,015      134,168
Times Mirror Co Class A           3,053      157,230
                                        ------------
               TOTAL PUBLISHING
                        - VALUE         $  1,700,498
                        -  COST         $  1,335,897
RETAIL & RELATED-1.94%
AutoZone Inc+                     4,662 $    115,385
Charming Shoppes Inc+             3,210       14,244
Circuit City Stores Inc           3,035       94,844
Costco Co Inc                       500       12,813
Dayton-Hudson Corp                6,759      283,878
Dillard Department Inc Class A    3,513      105,829

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    FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
Eastman Kodak Co                 10,317 $    924,661
Federated Department Stores Inc   6,427      223,338
Gap Inc                           8,822      291,126
Home Depot Inc                   14,908      812,486
Jostens Inc                       1,160       24,940
K Mart Corp+                     15,037      187,963
Limited Inc                       8,449      160,531
Longs Drug Stores Corp            1,254       31,820
Lowe's Co Inc                     5,312      193,888
May Department Stores Co          7,765      362,043
Mercantile Stores Co Inc          1,192       57,216
Newell Co                         4,958      184,066
Nordstrom Inc                     2,509       92,206
Penney (J C) Co Inc               7,924      390,257
Price/Costco Inc                  6,048      154,980
Rite Aid Corp                     3,835      161,549
Sears Roebuck & Co               12,154      659,355
Sherwin Williams Co               2,630      147,609
Tandy Corp                        1,825       91,934
TJX Companies Inc                 2,408      100,534
Toys R Us Inc+                    8,529      221,754
Walgreen Co                       7,628      326,097
WalMart Stores Inc               71,055    1,874,076
Woolworth (F W) Co+               4,167       86,986
                                        ------------
         TOTAL RETAIL & RELATED
                        - VALUE         $  8,388,408
                        -  COST         $  6,715,890
SERVICES-0.22%
Block (H R) Inc                   3,256 $     95,645
CUC International Inc            12,211      291,526
Dun & Bradstreet Corp             5,284      129,458
Public Service Enterprise Group   7,436      209,138
Service Corp International        7,326      212,454
                                        ------------
                 TOTAL SERVICES
                        - VALUE         $    938,221
                        -  COST         $    868,402
TELECOMMUNICATIONS-3.46%
Airtouch Communications          15,545 $    423,601
Alltel Corp                       5,911      209,102
Ameritech Corp                   17,072    1,088,340
Andrew Corp                       1,861      102,355

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                   SHARES    VALUE

COMMON STOCKS (CONTINUED)
AT & T Corp                     50,212 $  2,002,204
Bell Atlantic Corp              13,605      940,446
BellSouth Corp                  30,742    1,441,031
DSC Communications Corp+         3,618       75,978
Frontier Corp                    5,083      112,461
General Instrument Corp+         4,215      100,106
GTE Corp                        29,822    1,394,179
ITT Corp                         3,649      206,169
Lucent Technologies Inc         19,710    1,061,876
MCI Communications Corp         21,201      757,936
Northern Telecom Ltd             8,022      576,581
NYNEX Corp                      13,594      700,091
Pacific Telesis Group           13,287      541,445
SBC Communication Inc           18,738    1,077,435
Scientific-Atlanta Inc           2,411       40,384
Sprint Corp                     13,297      605,014
Tellabs Inc                      5,522      220,190
U.S. West Inc                   14,781      532,116
WorldCom Inc                    26,994      718,715
                                       ------------
      TOTAL TELECOMMUNICATIONS
                       - VALUE         $ 14,927,755
                       -  COST         $ 12,403,655
TEXTILES-0.01%
Springs Industries Inc Class A     650 $     28,681
                                       ------------
                TOTAL TEXTILES
                       - VALUE         $     28,681
                       -  COST         $     25,664
TOBACCO-0.79%
Philip Morris Co Inc            25,243 $  3,410,960
                                       ------------
                 TOTAL TOBACCO
                       - VALUE         $  3,410,960
                       -  COST         $  1,885,697
TRANSPORTATION-0.49%
Burlington Northern Santa Fe     4,769 $    397,019
Caliber Systems Inc              1,173       26,686
Conrail Inc                      2,500      261,250
CSX Corp                         6,759      311,759
Federal Express Corp             3,510      180,765
Laidlaw Inc Class B              9,746      135,226

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    FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES    VALUE

COMMON STOCKS (CONTINUED)
Norfolk Southern Corp         3,844 $    350,285
Union Pacific Corp            7,588      457,177
                                    ------------
       TOTAL TRANSPORTATION
                    - VALUE         $  2,120,167
                    -  COST         $  1,808,082
UTILITIES-1.10%
American Electric Power Inc   5,764 $    240,647
Baltimore Gas & Electric Co   4,574      125,785
Carolina Power & Light Co     4,719      175,193
Central & South West Corp     6,503      158,511
Cinergy Corp                  4,861      167,705
Consolidated Edison Co        7,247      223,751
Dominion Resources Inc        5,560      223,790
DTE Energy Co                 4,538      137,275
Duke Power Co                 6,291      278,377
Edison International         13,413      288,380
Entergy Corp                  7,185      189,504
FPL Group Inc                 5,622      255,801
GPU Inc                       3,732      130,620
Houston Industries Inc        7,234      168,191
Niagara Mohawk Power Corp+    4,450       45,613
Northern States Power Co      2,092       99,632
Ohio Edison Co                4,698      105,705
Pacificorp                    9,087      187,419
PECO Energy Co                6,884      154,890
PG & E Corp                  12,733      292,859
PP & L Resources Inc          4,986      114,055
Southern Co                  20,870      453,923
Texas Utilities Co            6,947      280,485
Unicom Corp                   6,661      148,207
Union Electric Co             3,178      121,956
                                    ------------
            TOTAL UTILITIES
                    - VALUE         $  4,768,274
                    -  COST         $  4,592,323
                                    ------------
        TOTAL COMMON STOCKS
                    - VALUE         $187,634,768
                    -  COST         $133,415,531

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PORTFOLIO OF INVESTMENTS

                     INTEREST  MATURITY
SECURITY NAME          RATE      DATE    PRINCIPAL     VALUE
U.S. TREASURY SECURITIES-55.54%
U.S. TREASURY BONDS-55.54%
U.S. Treasury Bonds      9.13% 05/15/18 $ 7,300,000 $  9,070,250
U.S. Treasury Bonds      9.00  11/15/18   5,700,000    7,014,563
U.S. Treasury Bonds      8.88  08/15/17   1,300,000    1,575,842
U.S. Treasury Bonds      8.88  02/15/19  13,300,000   16,188,574
U.S. Treasury Bonds      8.75  05/15/17  10,600,000   12,693,500
U.S. Treasury Bonds      8.75  08/15/20  12,200,000   14,735,306
U.S. Treasury Bonds      8.50  02/15/20  12,300,000   14,483,250
U.S. Treasury Bonds      8.13  08/15/19  14,100,000   15,985,875
U.S. Treasury Bonds      8.13  05/15/21   5,350,000    6,080,601
U.S. Treasury Bonds      8.13  08/15/21  15,700,000   17,858,750
U.S. Treasury Bonds      8.00  11/15/21  20,850,000   23,417,156
U.S. Treasury Bonds      7.88  02/15/21   5,400,000    5,978,804
U.S. Treasury Bonds      7.63  11/15/22  12,850,000   13,886,031
U.S. Treasury Bonds      7.63  02/15/25   5,500,000    5,976,086
U.S. Treasury Bonds      7.50  11/15/16     900,000      956,250
U.S. Treasury Bonds      7.50  11/15/24  17,750,000   18,992,500
U.S. Treasury Bonds      7.25  08/15/22  13,200,000   13,670,250
U.S. Treasury Bonds      7.13  02/15/23  15,450,000   15,787,969
U.S. Treasury Bonds      6.88  08/15/25   8,800,000    8,772,500
U.S. Treasury Bonds      6.75  08/15/26   2,950,000    2,908,511
U.S. Treasury Bonds      6.25  08/15/23  13,600,000   12,469,500
U.S. Treasury Bonds      6.25  02/15/26   1,600,000    1,420,499
                                                    ------------
       TOTAL U.S. TREASURY SECURITIES
                              - VALUE               $239,922,567
                              -  COST               $237,146,195

80
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    FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                  INTEREST   MATURITY  PRINCIPAL/
SECURITY NAME                       RATE       DATE      SHARES       VALUE
SHORT-TERM INSTRUMENTS-9.01%
CASH EQUIVALENTS-2.82%
Dreyfus Cash Management Fund++          --         -- $  7,477,380 $  7,477,380
Janus Institutional Money Market
 Fund++                                 --         --    4,689,257    4,689,257
                                                                   ------------
                                                                   $ 12,166,637
REPURCHASE AGREEMENTS-6.02%
Goldman Sachs Repurchase
 Agreement++, dated 02/28/97,
 due 03/03/97, with a maturity
 value of $26,000,000 and an
 effective yield of 4.85%,
 collateralized by Federal
 National Mortgage Association
 obligations, with rates ranging
 from 6.08% to 6.09% with
 maturity dates ranging from
 12/01/33 to 01/01/34 and with
 an aggregate market value of
 $26,520,000.                                         $ 26,000,000 $ 26,000,000
U.S. TREASURY BILLS-0.17%
U.S. Treasury Bills                   4.91%* 03/06/97 $     51,000 $     50,966
U.S. Treasury Bills                   4.91*  03/13/97      205,000      204,670
U.S. Treasury Bills                   5.10*  04/24/97      178,000      176,706
U.S. Treasury Bills                   5.09*  05/15/97      203,000      200,938
U.S. Treasury Bills                   5.10*  05/29/97      120,000      118,530
                                                                   ------------
                                                                   $    751,810
                                                                   ------------
                      TOTAL SHORT-TERM INSTRUMENTS
                                           - VALUE                 $ 38,918,447
                                           -  COST                 $ 38,949,760
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES
(Cost $409,511,486)** (Notes 1 and 3)  107.99%  $466,475,782
Other Assets and Liabilities, Net       (7.99)%  (34,515,943)
                                       -------  ------------
TOTAL NET ASSETS                       100.00%  $431,959,839
                                       =======  ============

--------------------------------------------------------------------------------
+ Non-income earning securities.
++ Represents collateral received from securities lending transactions (see
   Note 4 of the notes to financial statements).
* Yield to maturity
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation                $59,106,848
      Gross Unrealized
       Depreciation                 (2,142,552)
                                   -----------
      NET UNREALIZED APPRECIATION  $56,964,296
                                   ===========

The accompanying notes are an integral part of these financial statements.

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                                INTEREST  MATURITY
  PRINCIPAL  SECURITY NAME                        RATE      DATE      VALUE

             CORPORATE BONDS & NOTES-22.95%
             AEROSPACE & DEFENSE-0.45%
 $ 1,000,000 Lockheed Martin Corp                   6.85% 05/15/01 $  1,004,624
             AUTOMOBILES-0.59%
 $   500,000 Ford Motor Co                          8.88% 04/01/06 $    555,222
     750,000 General Motors Corp                    8.13  04/15/16      759,345
                                                                   ------------
                                                                   $  1,314,567
             BANK & FINANCE-9.81%
 $   500,000 African Development Bank               7.75% 12/15/01 $    521,087
   1,000,000 American General Finance               5.88  07/01/00      976,613
   1,000,000 Associates Corp of North America       7.25  05/15/98    1,012,051
     500,000 BankAmerica Corp                       7.20  04/15/06      501,680
   1,000,000 Chemical New York Corp                 9.75  06/15/99    1,067,896
     750,000 Chrysler Financial Corp                5.38  10/15/98      740,440
   1,500,000 CIT Group Holdings                     6.63  06/15/05    1,460,141
   1,000,000 Commercial Credit Corp                 8.70  06/15/10    1,127,615
   1,000,000 Dresdner Bank Ag                       6.63  09/15/05      969,692
     500,000 First Union Corp                       6.63  07/15/05      480,487
     500,000 Ford Capital Bv                        9.00  08/15/98      518,331
   1,000,000 Ford Motor Credit Corp                 8.00  06/15/02    1,046,169
     750,000 Ford Motor Credit Corp                 7.75  10/01/99      771,654
     500,000 General Electric Capital Corp          8.75  05/21/07      561,535
     500,000 Hertz Corp                             6.50  04/01/00      497,973
     500,000 Hertz Corp                             6.38  10/15/05      474,014
   1,500,000 Household Finance Corp                 6.70  06/15/02    1,487,775
     500,000 International Bank of
             Reconstruction & Development           5.25  09/16/03      464,107
   1,000,000 KFW International Finance              7.63  02/15/04    1,040,525
     500,000 Lehman Brothers Inc                    9.88  10/15/00      544,938
   1,000,000 Mellon Capital II                      7.99  01/15/27      993,656
   1,000,000 National Westminister Bank Corp        9.45  05/01/01    1,096,036
     500,000 NationsBank Corp                       6.88  02/15/05      493,680
   1,000,000 Norwest Corp                           6.65  10/15/23      889,141
     500,000 Swiss Bank Corp                        7.00  10/15/15      475,581
   1,510,000 Travelers/Aetna Property &
             Casualty Corp                          6.75  04/15/01    1,508,709
                                                                   ------------
                                                                   $ 21,721,526

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    FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                               INTEREST  MATURITY
  PRINCIPAL  SECURITY NAME                       RATE      DATE      VALUE

             CORPORATE BONDS & NOTES (CONTINUED)
             BASIC INDUSTRIES-0.84%
 $ 1,000,000 International Paper Co                9.40% 06/01/02 $  1,109,983
     750,000 Weyerhaeuser Co                       7.50  03/01/13      758,566
                                                                  ------------
                                                                  $  1,868,549
             BEVERAGES-0.71%
 $   500,000 Anheuser Busch Co                     8.75% 12/01/99 $    526,771
   1,000,000 Coca-Cola Enterprises                 8.00  09/15/22    1,052,162
                                                                  ------------
                                                                  $  1,578,933
             BUILDING MATERIALS & SERVICES-0.23%
 $   500,000 Hanson Overseas Bv                    7.38% 01/15/03 $    507,868
             CHEMICALS-0.91%
 $   500,000 Dow Chemical Co                       8.62% 04/01/06 $    552,225
     500,000 Dupont Corp                           6.00  12/01/01      486,440
   1,000,000 Eastman Chemical Co                   6.38  01/15/04      965,281
                                                                  ------------
                                                                  $  2,003,946
             COMPUTER SYSTEMS-0.23%
             International Business Machines
 $   500,000 Corp                                  6.38% 06/15/00 $    497,909
             ENERGY & RELATED-0.45%
 $ 1,000,000 Phillips 66 Capital Trust II          8.00% 01/15/37 $    993,897
             ENGINEERING & CONSTRUCTION-0.48%
 $   500,000 Archer-Daniels-Midland Co             8.38% 04/15/17 $    551,189
     500,000 Matsushita Corp ADR                   7.25  08/01/02      512,482
                                                                  ------------
                                                                  $  1,063,671
             ENTERTAINMENT & LEISURE-0.22%
 $   500,000 Disney (Walt) Co                      6.75% 03/30/06 $    491,091
             ENVIRONMENTAL CONTROL-0.17%
 $   350,000 Browning-Ferris                       7.88% 03/15/05 $    366,157
             FOOD & RELATED-0.23%
 $   500,000 McDonald's Corp                       6.75% 02/15/03 $    499,543
             HEALTHCARE-0.46%
 $ 1,000,000 Columbia/HCA Healthcare Corp          7.25% 05/20/08 $  1,011,597
             INSURANCE-0.45%
 $ 1,000,000 Aetna Services Inc                    7.12% 08/15/06 $    995,928
             MACHINERY-0.24%
 $   500,000 Caterpillar Inc                       8.00% 02/15/23 $    528,362
             PHARMACEUTICALS-0.44%
 $ 1,000,000 Lilly (Eli) & Co                      7.12% 06/01/25 $    974,193
             PUBLISHING-0.97%
 $ 2,000,000 News America Holdings                 8.50% 02/15/05 $  2,141,362

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                               INTEREST  MATURITY
  PRINCIPAL  SECURITY NAME                       RATE      DATE      VALUE

             CORPORATE BONDS & NOTES (CONTINUED)
             TELECOMMUNICATIONS-2.17%
             Bell Telephone Co of
 $ 1,000,000 Pennsylvania                          8.75% 08/15/31 $  1,152,696
     500,000 GTE California Corp                   5.63  02/01/01      481,951
     750,000 GTE North Inc                         6.00  01/15/04      710,396
   1,000,000 Lucent Technologies Inc               6.90  07/15/01    1,009,639
     500,000 Michigan Bell Telephone               6.38  02/01/05      482,986
     500,000 New York Telephone Co                 5.88  09/01/03      476,239
     500,000 Southwestern Bell Telephone Co        6.75  06/01/08      480,916
                                                                  ------------
                                                                  $  4,794,823
             TOBACCO-0.22%
 $   500,000 Philip Morris Co                      7.12% 10/01/04 $    495,074
             UTILITIES-2.68%
 $   500,000 Alabama Power Co                      8.50% 05/01/22 $    516,865
   1,000,000 Central Power & Light Co              6.63  07/01/05      969,851
     500,000 Hydro-Quebec                          8.50  12/01/29      546,795
     500,000 Pacific Gas & Electric Co             8.80  05/01/24      574,843
   1,000,000 Pacific Gas & Electric Co             7.88  03/01/02    1,037,569
     500,000 Pennsylvania Power & Light Corp       7.75  05/01/02      515,429
     750,000 Philadelphia Electric Co              8.75  04/01/22      786,396
     500,000 Public Services Electric & Gas        6.13  08/01/02      481,448
     500,000 Virginia Electric & Power Co          7.38  07/01/02      511,625
                                                                  ------------
                                                                  $  5,940,821
             TOTAL CORPORATE BONDS & NOTES                        $ 50,794,441
             (Cost $50,327,830)
             FOREIGN GOVERNMENT BONDS & NOTES++-2.62%
 $ 1,000,000 British Columbia (Province Of)        6.50% 01/15/26 $    910,180
     500,000 Finland (Republic Of)                 7.88  07/28/04      532,581
     500,000 Ireland (Republic Of)                 7.12  07/15/02      504,244
     500,000 Italy (Republic Of)                   6.00  09/27/03      483,947
     750,000 Ontario (Province Of)                 7.63  06/22/04      786,772
   1,200,000 Quebec (Province of)                  8.62  01/19/05    1,312,536
     750,000 Sweden (Kingdom Of)                   6.50  03/04/03      741,599
     500,000 Victoria (Province of)                8.45  10/01/01      537,179
                                                                  ------------
             TOTAL FOREIGN GOVERNMENT BONDS & NOTES               $  5,809,038
             (Cost $5,696,404)

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    FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                               INTEREST  MATURITY
  PRINCIPAL  SECURITY NAME                       RATE      DATE      VALUE

             U.S. GOVERNMENT AGENCY SECURITIES-9.10%
             FEDERAL AGENCY-OTHER-1.65%
 $   500,000 Resolution Funding Corp               9.38% 10/15/20 $    631,072
     300,000 Resolution Funding Corp               8.88  04/15/30      364,465
     300,000 Tennessee Valley Authority            8.62  11/15/29      319,526
   1,000,000 Tennessee Valley Authority            8.38  10/01/99    1,048,946
     100,000 Tennessee Valley Authority            8.25  04/15/42      107,080
     200,000 Tennessee Valley Authority            7.75  12/15/22      202,337
   1,000,000 Tennessee Valley Authority            6.13  07/15/03      967,574
                                                                  ------------
                                                                  $  3,641,000
             FEDERAL NATIONAL MORTGAGE ASSOCIATION-7.45%
 $   500,000 Federal National Mortgage Assoc       8.25% 12/18/00 $    530,109
     500,000 Federal National Mortgage Assoc       7.90  04/10/02      496,610
     500,000 Federal National Mortgage Assoc       7.55  04/22/02      521,270
     200,000 Federal National Mortgage Assoc       7.55  06/10/04      201,337
   1,000,000 Federal National Mortgage Assoc       7.26* 07/05/14      290,000
   2,000,000 Federal National Mortgage Assoc       7.15  10/11/06    1,991,494
   1,000,000 Federal National Mortgage Assoc       6.95  09/10/02      995,625
   1,500,000 Federal National Mortgage Assoc       6.77  01/19/06    1,467,257
   4,000,000 Federal National Mortgage Assoc       6.70  08/10/01    4,005,411
     400,000 Federal National Mortgage Assoc       6.50  11/27/01      395,156
   2,000,000 Federal National Mortgage Assoc       6.40  03/25/03    1,954,038
   1,000,000 Federal National Mortgage Assoc       6.35  06/10/05      970,420
   1,500,000 Federal National Mortgage Assoc       6.33  08/11/00    1,496,484
     505,000 Federal National Mortgage Assoc       6.14  11/25/05      482,387
     400,000 Federal National Mortgage Assoc       5.30  12/10/98      394,378
     300,000 Federal National Mortgage Assoc       5.25  05/13/98      297,377
                                                                  ------------
                                                                  $ 16,489,353
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES              $ 20,130,353
             (Cost $19,914,827)
             U.S. TREASURY SECURITIES-62.79%
             U.S. TREASURY BONDS-15.31%
 $   190,000 U.S. Treasury Bonds                  13.88% 05/15/11 $    283,159
   2,600,000 U.S. Treasury Bonds                  12.00  08/15/13    3,672,499
   6,050,000 U.S. Treasury Bonds                  11.25  02/15/15    8,783,843
     890,000 U.S. Treasury Bonds                  11.13  08/15/03    1,105,825
     700,000 U.S. Treasury Bonds                  10.75  02/15/03      846,780
     250,000 U.S. Treasury Bonds                  10.63  08/15/15      347,265
     500,000 U.S. Treasury Bonds                   9.13  05/15/09      570,156

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                   INTEREST  MATURITY
  PRINCIPAL  SECURITY NAME           RATE      DATE      VALUE

             U.S. TREASURY SECURITIES (CONTINUED)
 $   375,000 U.S. Treasury Bonds       8.75% 11/15/08 $    416,953
   1,900,000 U.S. Treasury Bonds       8.75  08/15/20    2,294,843
   2,450,000 U.S. Treasury Bonds       8.13  08/15/19    2,777,687
   1,000,000 U.S. Treasury Bonds       8.13  08/15/21    1,137,500
   1,700,000 U.S. Treasury Bonds       7.88  02/15/21    1,882,216
     700,000 U.S. Treasury Bonds       7.63  11/15/22      756,438
   1,400,000 U.S. Treasury Bonds       7.63  02/15/25    1,521,185
   3,000,000 U.S. Treasury Bonds       7.50  11/15/16    3,187,499
   1,000,000 U.S. Treasury Bonds       7.25  08/15/22    1,035,625
     900,000 U.S. Treasury Bonds       6.75  08/15/26      887,342
   2,500,000 U.S. Treasury Bonds       6.50  11/15/26    2,389,063
                                                      ------------
                                                      $ 33,895,878
             U.S. TREASURY NOTES-47.48%
 $ 3,400,000 U.S. Treasury Notes       9.13% 05/15/99 $  3,606,124
   1,700,000 U.S. Treasury Notes       9.00  05/15/98    1,761,625
   3,400,000 U.S. Treasury Notes       8.75  08/15/00    3,657,124
   1,400,000 U.S. Treasury Notes       8.00  05/15/01    1,484,435
   1,400,000 U.S. Treasury Notes       7.75  11/30/99    1,453,810
   2,700,000 U.S. Treasury Notes       7.50  11/15/01    2,817,276
   2,000,000 U.S. Treasury Notes       7.50  02/15/05    2,116,872
  13,400,000 U.S. Treasury Notes       7.25  02/15/98   13,575,874
     800,000 U.S. Treasury Notes       7.25  08/15/04      834,500
     400,000 U.S. Treasury Notes       7.12  09/30/99      409,000
   1,000,000 U.S. Treasury Notes       7.12  02/29/00    1,024,061
  13,000,000 U.S. Treasury Notes       7.00  07/15/06   13,361,555
   1,200,000 U.S. Treasury Notes       6.88  08/31/99    1,219,500
   2,250,000 U.S. Treasury Notes       6.50  05/31/01    2,260,544
   2,000,000 U.S. Treasury Notes       6.50  05/15/05    1,993,750
   1,500,000 U.S. Treasury Notes       6.50  08/15/05    1,495,313
     700,000 U.S. Treasury Notes       6.50  10/15/06      694,968
   2,950,000 U.S. Treasury Notes       6.38  01/15/99    2,963,823
   4,100,000 U.S. Treasury Notes       6.38  08/15/02    4,094,874
   1,800,000 U.S. Treasury Notes       6.25  05/31/00    1,799,435
   2,400,000 U.S. Treasury Notes       6.25  08/31/00    2,396,999
   7,700,000 U.S. Treasury Notes       6.25  02/15/03    7,635,019
   1,000,000 U.S. Treasury Notes       6.00  10/15/99      996,875
  16,100,000 U.S. Treasury Notes       5.88  08/15/98   16,084,881
   1,000,000 U.S. Treasury Notes       5.88  11/15/99      992,500
   2,750,000 U.S. Treasury Notes       5.88  02/15/04    2,657,187
     500,000 U.S. Treasury Notes       5.88  11/15/05      477,343

    MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--
    FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                                    INTEREST   MATURITY
   SHARES    SECURITY NAME                       RATE       DATE      VALUE

             U.S. TREASURY SECURITIES (CONTINUED)
 $ 1,100,000 U.S. Treasury Notes                   5.75%  08/15/03 $  1,059,092
     600,000 U.S. Treasury Notes                   5.63   11/30/00      586,312
   1,000,000 U.S. Treasury Notes                   5.63   02/28/01      975,311
     850,000 U.S. Treasury Notes                   5.50   11/15/98      842,827
     600,000 U.S. Treasury Notes                   5.13   02/28/98      596,062
     500,000 U.S. Treasury Notes                   5.00   01/31/99      490,468
   2,300,000 U.S. Treasury Notes                   5.00   02/15/99    2,254,715
   2,000,000 U.S. Treasury Notes                   4.75   09/30/98    1,966,250
   2,500,000 U.S. Treasury Notes                   4.75   10/31/98    2,449,214
                                                                   ------------
                                                                   $105,085,518
             TOTAL U.S. TREASURY SECURITIES                        $138,981,396
             (Cost $139,589,109)
             SHORT-TERM INSTRUMENTS-11.75%
             CASH EQUIVALENTS-3.05%
 $ 3,000,000 American AAdvantage Money
             Market Fund+                           --         --  $  3,000,000
     838,500 Dreyfus Cash Management Fund+          --         --       838,500
   2,900,000 Janus Institutional Money
             Market Fund+                           --         --     2,900,000
                                                                   ------------
                                                                   $  6,738,500
             REPURCHASE AGREEMENTS--7.23%
 $16,000,000 Goldman Sachs Repurchase
             Agreement+, dated 02/28/97, due
             03/03/97, with a maturity value
             of $16,000,000 and an effective
             yield of 4.85%, collateralized
             by a Federal National Mortgage
             Association obligation with a
             rate of 6.08% with a maturity
             date of 12/01/33 and with an
             aggregate market value of
             $16,320,000.                                          $ 16,000,000
             U.S. TREASURY BILLS-1.47%
 $    44,000 U.S. Treasury Bills                   4.91%* 03/13/97 $     43,929
      26,000 U.S. Treasury Bills                   5.03%* 04/03/97       25,890
      35,000 U.S. Treasury Bills                   5.16%* 04/17/97       34,774
      78,000 U.S. Treasury Bills                   5.10%* 04/24/97       77,433
   2,738,000 U.S. Treasury Bills                   5.05%* 05/01/97    2,715,472
     275,000 U.S. Treasury Bills                   5.09%* 05/15/97      272,206
      92,000 U.S. Treasury Bills                   5.10%* 05/29/97       90,873
                                                                   ------------
                                                                   $  3,260,577
             TOTAL SHORT-TERM INSTRUMENTS                          $ 25,999,077
             (Cost $26,499,310)

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                             INTEREST MATURITY
  PRINCIPAL  SECURITY NAME     RATE     DATE       VALUE

             TOTAL INVESTMENT IN SECURITIES

             (Cost $242,027,480) **
             (Notes 1 and 3)            109.21% $241,714,305
             Other Assets and
             Liabilities, Net           (9.21)%  (20,384,801)
                                      -------   ------------
             TOTAL NET ASSETS          100.00 % $221,329,504
                                      =======   ============

--------------------------------------------------------------------------------
+ Represents collateral received from securities lending transactions (see Note
 4 of the notes to financial statements).
++ Investment is denominated in U.S. Dollars.
* Yield to maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized depreciation consists of:

      Gross Unrealized
       Appreciation                $ 2,194,273
      Gross Unrealized
       Depreciation                 (2,507,448)
                                   -----------
      NET UNREALIZED DEPRECIATION  $  (313,175)
                                   ===========

The accompanying notes are an integral part of these financial statements.

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO-- FEBRUARY 28, 1997

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES     VALUE

COMMON STOCKS-96.55%
ADVERTISING-1.78%
HA-LO Industries Inc              137,500 $  2,165,625
Snyder Communications Inc          60,000    1,620,000
                                          ------------
               TOTAL ADVERTISING
                         - VALUE          $  3,785,625
                         -  COST          $  2,724,881
AIRLINES-2.00%
Atlas Air Inc                      82,500 $  1,660,313
Mesa Air Group Inc+               150,000      956,250
Southwest Airlines Co              70,000    1,645,000
                                          ------------
                  TOTAL AIRLINES
                         - VALUE          $  4,261,563
                         -  COST          $  6,979,750
APPAREL-0.41%
North Face Inc                     50,500 $    877,438
                                          ------------
                   TOTAL APPAREL
                         - VALUE          $    877,438
                         -  COST          $  1,034,534
BANK & FINANCE-6.40%
Capital One Financial Corp        135,000 $  5,366,250
Envoy Corp                        188,500    4,524,000
Money Store Inc                    70,000    1,811,250
RAC Financial Group Inc            59,000    1,924,875
                                          ------------
            TOTAL BANK & FINANCE
                         - VALUE          $ 13,626,375
                         -  COST          $  9,052,903
BIOTECHNOLOGY-4.15%
Cardiovascular Dynamics Inc        88,000 $    946,000
CN Neurex Corp                     85,000    1,232,500
General Surgical Innovations Inc  115,000      905,625
Genzyme Corp--General Division    125,000    3,218,750
Palomar Medical Tech Inc          100,000      793,750
Uroquest Medical Corp             150,000      806,250
Vidamed Inc                       100,000      937,500
                                          ------------
             TOTAL BIOTECHNOLOGY
                         - VALUE          $  8,840,375
                         -  COST          $ 10,692,895

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                          SHARES     VALUE

COMMON STOCKS (CONTINUED)
BROADCASTING-1.69%
Regal Cinemas Inc                      135,000 $  3,594,375
                                               ------------
                   TOTAL BROADCASTING
                              - VALUE          $  3,594,375
                              -  COST          $  4,141,930
BUSINESS SERVICES-1.96%
Accustaff Inc                          155,000 $  3,216,250
Staffmark Inc                           70,000      901,250
Transition Systems, Inc                  5,000       66,875
                                               ------------
              TOTAL BUSINESS SERVICES
                              - VALUE          $  4,184,375
                              -  COST          $  4,351,202
CHEMICALS-0.07%
Quadrax Corp+                          200,000 $    156,240
                                               ------------
                      TOTAL CHEMICALS
                              - VALUE          $    156,240
                              -  COST          $    422,319
COMPUTER SOFTWARE-16.82%
America Online Inc+                    135,000 $  5,062,500
Avanti Corp                             15,000      457,500
Bitstream Inc                           75,000      346,875
Clarify, Inc                            30,000      768,750
Cognos Inc                             135,000    3,180,936
Farallon Communications                 29,000      159,500
HBO & Co                                38,000    2,189,750
Inference Corp Class A                 127,500    1,004,063
Information Management Resources Corp    8,000      151,000
Integrated Systems Inc                  40,000      910,000
Medic Computer Systems Inc              90,000    3,240,000
Microsoft Corp                          45,000    4,387,500
Minet Systems Inc                       55,000    1,340,625
Oracle Systems Corp                     92,500    3,630,625
Physician Computer Network Inc          40,000      320,000
Pure Atria Corp                        100,061    1,919,920
Quadramed Corp                         100,000    1,100,000
RadiSys Corp                            35,000    1,251,250
V-One Corp                              20,000      135,000

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28, 1997

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                  SHARES     VALUE

COMMON STOCKS (CONTINUED)
Veritas Software Inc           100,000 $  3,175,000
Viasoft Inc                     30,000    1,080,000
                                       ------------
      TOTAL COMPUTER SOFTWARE
                      - VALUE          $ 35,810,794
                      -  COST          $ 39,167,806
COMPUTER SYSTEMS-10.03%
Adaptec Inc                    175,000 $  6,660,938
Cisco Systems Inc+              75,000    4,171,875
IKOS Systems Inc+               95,000    2,090,000
Komag Inc+                     185,000    5,550,000
Overland Data Inc               25,000      275,000
Radiant Systems Inc             60,000      570,000
Xylan Corp                     115,000    2,041,250
                                       ------------
       TOTAL COMPUTER SYSTEMS
                      - VALUE          $ 21,359,063
                      -  COST          $ 17,934,334
ELECTRICAL EQUIPMENT-1.07%
OnTrak Systems Inc             100,000 $  2,275,000
                                       ------------
   TOTAL ELECTRICAL EQUIPMENT
                      - VALUE          $  2,275,000
                      -  COST          $  2,087,209
ELECTRONICS-2.08%
Analog Devices Inc              93,333 $  2,169,999
Integrated Process Equipment    60,000    1,515,000
Interlink Electronics Inc       95,000      736,250
                                       ------------
            TOTAL ELECTRONICS
                      - VALUE          $  4,421,249
                      -  COST          $  4,388,619
ENERGY & RELATED-10.00%
Anadarko Petroleum Corp         30,000 $  1,687,500
Diamond Offshore Drilling Inc   31,000    1,829,000
Edge Petroleum Corp              7,000      121,625
Ensco International Inc+       125,000    5,421,875
Global Industries Ltd          110,000    2,007,500
Newpark Resources Inc+          59,900    2,725,450
Parker Drilling Co+            115,000      963,125
Pride Petroleum Inc             50,000      837,500
Reading & Bates Corp+           40,000      970,000
Smedvig ASA ADR                 40,000      955,000
United Meridian Corp            35,000    1,054,375

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                  SHARES     VALUE

COMMON STOCKS (CONTINUED)
Veritas Inc+                   110,000 $  1,828,750
Vintage Petroleum Inc           30,000      903,750
                                       ------------
       TOTAL ENERGY & RELATED
                      - VALUE          $ 21,305,450
                      -  COST          $ 19,042,337
ENTERTAINMENT & LEISURE-1.84%
Anchor Gaming                   30,000 $    930,000
Family Golf Centers Inc         65,000    1,787,500
Vail Resorts Inc                55,000    1,203,125
                                       ------------
TOTAL ENTERTAINMENT & LEISURE
                      - VALUE          $  3,920,625
                      -  COST          $  3,684,551
ENVIRONMENTAL CONTROL-1.90%
Molten Metal Technology Inc     95,000 $  1,080,625
Stericycle Inc                  90,000      843,750
Tetra Technologies Inc          90,000    2,126,250
                                       ------------
  TOTAL ENVIRONMENTAL CONTROL
                      - VALUE          $  4,050,625
                      -  COST          $  4,692,613
FOOD & RELATED-1.56%
Northland Cranberries Class A  135,000 $  2,328,750
Suiza Foods Corp                40,000    1,005,000
                                       ------------
         TOTAL FOOD & RELATED
                      - VALUE          $  3,333,750
                      -  COST          $  4,176,458
FURNITURE & APPLIANCES-0.22%
AMRE Inc+                      125,000 $        250
Landec Corp                     82,000      471,500
                                       ------------
 TOTAL FURNITURE & APPLIANCES
                      - VALUE          $    471,750
                      -  COST          $  2,932,128
HEALTHCARE-7.82%
3D Labs Inc Limited             44,500 $  1,001,250
Genesis Health Ventures Inc    167,500    5,799,688
Healthsouth Corp               145,000    5,836,250
Renal Treatment Centers        155,000    4,030,000
                                       ------------
             TOTAL HEALTHCARE
                      - VALUE          $ 16,667,188
                      -  COST          $  9,356,745

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28, 1997

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES     VALUE

COMMON STOCKS (CONTINUED)
HOSPITAL & MEDICAL SUPPLIES-3.64%
Closure Medical Corp                83,500 $  1,419,500
Endosonics Corp                    170,000    1,933,750
Homegate Hospitality Inc           140,000    1,080,618
Life Med Sciences Inc               95,000      439,375
Phycor Inc                           5,000      151,875
Ultrafem Inc                       165,000    2,722,500
                                           ------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE          $  7,747,618
                          -  COST          $  8,042,666
LODGING-0.90%
HFS Inc+                            28,000 $  1,918,000
                                           ------------
                    TOTAL LODGING
                          - VALUE          $  1,918,000
                          -  COST          $  1,610,188
MACHINERY-0.48%
Watsco Inc                          35,000 $  1,015,000
                                           ------------
                  TOTAL MACHINERY
                          - VALUE          $  1,015,000
                          -  COST          $  1,050,000
METAL FABRICATORS-0.73%
Gibraltar Steel Corp                70,000 $  1,557,500
                                           ------------
          TOTAL METAL FABRICATORS
                          - VALUE          $  1,557,500
                          -  COST          $  1,378,437
PHARMACEUTICALS-2.98%
Algos Pharmaceuticals Corp          15,000 $    270,000
Anesta Corp                        100,000    1,800,000
BioChem Pharma Inc+                 50,000    2,650,000
Liposome Co Inc                     60,000    1,492,500
Seragen Inc                        120,000      142,500
                                           ------------
            TOTAL PHARMACEUTICALS
                          - VALUE          $  6,355,000
                          -  COST          $  6,179,192

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                          SHARES     VALUE

COMMON STOCKS (CONTINUED)
RETAIL & RELATED-3.81%
Corporate Express Inc                  222,500 $  4,171,875
Eagle Hardware & Garden Inc+           125,000    2,437,500
NuCo2 Inc                              120,000    1,500,000
                                               ------------
               TOTAL RETAIL & RELATED
                              - VALUE          $  8,109,375
                              -  COST          $  9,044,517
TELECOMMUNICATIONS-11.46%
Amati Communications Corp               65,000 $    901,875
Ascend Communications Inc+              73,000    3,814,250
Electromagnetic Sciences Inc+           20,000      445,000
LCI International Inc+                 240,000    4,560,000
Lightbridge Inc                          4,500       39,375
Nextel Communications Class A          182,000    2,593,500
Nokia Corp                              70,000    4,095,000
Paging Network Inc+                    232,500    3,502,031
Proxim Inc                             235,000    4,465,000
                                               ------------
             TOTAL TELECOMMUNICATIONS
                              - VALUE          $ 24,416,031
                              -  COST          $ 25,791,443
TRANSPORTATION-0.75%
Trico Marine Services Inc               39,200 $  1,587,600
                                               ------------
                 TOTAL TRANSPORTATION
                              - VALUE          $  1,587,600
                              -  COST          $    895,291
                                               ------------
                  TOTAL COMMON STOCKS
                              - VALUE          $205,647,984
                              -  COST          $200,854,948
CLOSED-END MUTUAL FUNDS-0.13%
Morgan Stanley India Investment Fund+   25,000 $    275,000
                                               ------------
        TOTAL CLOSED-END MUTUAL FUNDS
                              - VALUE          $    275,000
                              -  COST          $    345,910
WARRANTS-3.01%
Intel Corp Warrant Expires 03/14/98     63,000 $  6,409,261
                                               ------------
                       TOTAL WARRANTS
                              - VALUE          $  6,409,261
                              -  COST          $    916,688

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28, 1997

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--FEBRUARY 28,
1997
PORTFOLIO OF INVESTMENTS

                                 INTEREST    MATURITY
 SECURITY NAME                     RATE        DATE   PRINCIPAL    VALUE

 CONVERTIBLE CORPORATE BONDS-0.40%
 First Financial Management Corp     5.00%   12/15/99  $500,000 $    852,500
                                                                ------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                                            - VALUE             $    852,500
                                            -  COST             $    500,000

TOTAL INVESTMENTS IN SECURITIES
(Cost $202,617,546)* (Notes 1 and 3)      100.09%  $213,184,745
Other Assets and Liabilities, Net          (0.09)%     (192,256)
                                          ------   ------------
TOTAL NET ASSETS                          100.00%  $212,992,489
                                          ======   ============

--------------------------------------------------------------------------------
+ Non-income earning securities.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation              $ 37,488,814
      Gross Unrealized
       Depreciation               (26,921,615)
                                 ------------
      NET UNREALIZED
       APPRECIATION              $ 10,567,199
                                 ============

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         Lifepath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS
PERCENT OF NET ASSETS                           21.07%                   45.96%
ADVERTISING
PERCENT OF NET ASSETS                            0.03%                    0.03%
Omnicom Group                         788 $     39,105         920 $     45,655
                                          ------------             ------------
           TOTAL ADVERTISING
                     - VALUE              $     39,105             $     45,655
                     -  COST              $     24,920             $     33,344
AEROSPACE & DEFENSE
PERCENT OF NET ASSETS                            0.24%                    0.80%
Allied Signal Inc                     349 $     25,215       2,126 $    153,604
Boeing Co                             461       46,923       2,906      295,684
Briggs & Stratton Corp                 50        2,181         249       10,863
Coltec Industries                     600       10,950         700       12,775
GenCorp Inc                             0          --            0          --
General Dynamics Corp                  61        4,102         557       37,458
General Motors Corp Class H         1,000       59,000       1,300       76,700
Gulfstream Aerospace Corp               0          --          400        8,700
Lockheed Martin Corp                  252       22,302       1,558      137,883
McDonnell Douglas Corp                214       13,589       1,798      114,173
Newport News Shipbuilding              64          995         293        4,538
Northrop Grumman Corp                 136        9,877         508       36,894
Primex Technologies Inc                47          870          56        1,036
Raytheon Co                           374       17,625       1,900       89,538
Rockwell International Corp           311       20,137       1,823      118,039
Rohr Industries Inc+                    0          --            0          --
Sequa Corp Class A+                   110        4,318           0          --
Stewart & Stevenson Services          364        9,510         380        9,928
Sundstrand Corp                       726       31,672         760       33,155
Textron Inc                           130       12,821         724       71,405
United Technologies Corp              296       22,274       1,828      137,557
                                          ------------             ------------
   TOTAL AEROSPACE & DEFENSE
                     - VALUE              $    314,361             $  1,349,930
                     -  COST              $    254,710             $  1,069,389
AIRLINES
PERCENT OF NET ASSETS                            0.28%                    0.49%
AMR Corp+                             133 $     10,457         728 $     57,239
British Airways PLC ADR (UK)        1,600      164,000       2,800      286,999
Comair Holdings Inc                     0          --          500       10,313
Delta Air Lines Inc                   138       11,109         610       49,105
Japan Air Lines Co ADR             11,700       96,525      35,100      289,574
KLM Royal Dutch Airlines ADR
 (Netherlands)                        507       15,590       1,110       34,133
Northwest Airlines Corp
 Class A                              600       21,225         900       31,838
Southwest Airlines Co                 125        2,938       1,139       26,767

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           Lifepath 2020             Lifepath 2030            Lifepath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
                   62.53%                   76.02%                   88.25%
                    0.03%                    0.04%                    0.15%
      1,720  $     85,355       1,410 $     69,971       2,458 $    121,978
             ------------             ------------             ------------
             $     85,355             $     69,971             $    121,978
             $     55,352             $     47,872             $     92,621
                    1.10%                    1.34%                    1.48%
      4,589  $    331,555       3,591 $    259,450       6,530 $    471,792
      6,132       623,978       4,639      472,048       8,434      858,166
        516        22,511         425       18,541         663       28,923
        700        12,775         900       16,425       1,400       25,550
        485         9,154           0          --            0          --
      1,099        73,908         829       55,750       1,481       99,597
      2,100       123,900       1,700      100,300       3,000      177,000
          0           --          500       10,875         800       17,400
      3,276       289,926       2,510      222,135       4,493      397,630
      3,673       233,235       2,785      176,847       5,027      319,215
        616         9,542         465        7,211         846       13,119
        964        70,011         801       58,173       1,408      102,256
        108         1,994          86        1,587         126        2,331
      4,017       189,301       3,110      146,559       5,534      260,790
      3,719       240,805       2,863      185,379       5,094      329,837
        287         5,202         207        3,752           0          --
        137         5,377         102        4,004           0          --
        495        12,932         365        9,536         845       22,076
      1,390        60,639         930       40,571       1,690       73,726
      1,459       143,894       1,112      109,671       1,919      189,261
      3,874       291,518       3,126      235,232       5,793      435,923
             ------------             ------------             ------------
             $  2,752,157             $  2,134,046             $  3,824,592
             $  2,039,767             $  1,595,283             $  3,002,665
                    0.65%                    0.80%                    0.88%
      1,593  $    125,250       1,174 $     92,306       2,163 $    170,066
      5,525       566,313       4,400      450,999       7,550      773,875
          0           --          600       12,375       1,000       20,625
      1,323       106,501         977       78,649       1,783      143,531
     67,875       559,969      52,050      429,412      93,600      772,200
      2,229        68,542       1,774       54,551       3,039       93,449
      1,500        53,063       1,100       38,913       2,100       74,288
      2,520        59,220       1,899       44,627       3,398       79,853

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         Lifepath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
UAL Corp                              600 $     34,050         700 $     39,725
USAirways Group Inc+                  129        2,548         501        9,895
ValuJet Inc+                          300        2,194         200        1,463
                                          ------------             ------------
              TOTAL AIRLINES
                     - VALUE              $    360,636             $    837,051
                     -  COST              $    379,057             $    932,322
APPAREL
PERCENT OF NET ASSETS                            0.06%                    0.22%
CVS Corp                              110 $      5,088         853 $     39,451
Fruit of the Loom Inc Class
 A                                    114        4,660         600       24,525
Hartmarx Corp+                         81          456         230        1,294
Lands' End Inc+                         0          --            0          --
Liz Claiborne Inc                      88        3,564         633       25,637
Nike Inc Class B                      370       26,594       2,200      158,125
Nine West Group Inc                   200        9,400         400       18,800
OshKosh B'Gosh Class A                 26          403          49          760
Phillips Van Heusen Corp                0          --            0          --
Reebok International Ltd               95        4,441         488       22,814
Russell Corp                           73        2,747         270       10,159
Stride Rite Corp                       63          756         360        4,320
VF Corp                                63        4,379         559       38,851
Warnaco Group Inc Class A             600       19,125         600       19,125
                                          ------------             ------------
               TOTAL APPAREL
                     - VALUE              $     81,613             $    363,861
                     -  COST              $     55,426             $    235,484
AUTO PARTS & EQUIPMENT
PERCENT OF NET ASSETS                            0.09%                    0.30%
Bandag Inc                              0 $        --          100 $      4,875
Bandag Inc Class A                    100        4,763         100        4,763
Breed Technologies Inc                  0          --            0          --
Cooper Tire & Rubber Co               121        2,405         691       13,734
Dana Corp                             148        4,588         816       25,296
Deluxe Corp                           170        5,376         689       21,790
Eaton Corp                             83        5,955         627       44,987
Echlin Inc                            103        3,566         550       19,044
Genuine Parts Co                      168        7,854       1,008       47,124
Goodyear Tire & Rubber Co             240       12,660       1,231       64,935
Illinois Tool Works Inc               174       14,681         965       81,422
ITT Industries Inc                    131        3,406         996       25,896
Lear Corp                             600       23,400         600       23,400
Mascotech Inc                           0          --          300        5,700
Modine Manufacturing Co               309        8,498         250        6,875
Navistar International Corp+          131        1,261         627        6,035

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           Lifepath 2020             Lifepath 2030            Lifepath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,200  $     68,100       1,000 $     56,750       1,700 $     96,475
      1,052        20,777         757       14,951       1,838       36,301
        400         2,925         200        1,463         700        5,119
             ------------             ------------             ------------
             $  1,630,660             $  1,274,996             $  2,265,782
             $  1,767,690             $  1,385,638             $  2,512,235
                    0.30%                    0.36%                    0.43%
      1,825  $     84,406       1,404 $     64,935       2,500 $    115,625
      1,322        54,037       1,052       43,000       1,797       73,452
        389         2,188         354        1,991         618        3,476
        547        15,179           0          --            0          --
      1,185        47,993         920       37,260       1,643       66,542
      4,651       334,291       3,601      258,822       7,649      549,772
        300        14,100         400       18,800         800       37,600
        228         3,534          85        1,318         222        3,441
        410         5,227         290        3,698           0          --
        850        39,738         848       39,644       1,447       67,647
        692        26,037         470       17,684         909       34,201
        862        10,344         576        6,912       1,096       13,152
      1,125        78,188         832       57,824       1,480      102,860
      1,000        31,875         700       22,313       1,300       41,438
             ------------             ------------             ------------
             $    747,137             $    574,201             $  1,109,206
             $    464,074             $    356,481             $    717,375
                    0.39%                    0.48%                    0.56%
        200  $      9,750         100 $      4,875         300 $     14,625
        200         9,525         200        9,525         400       19,050
          0           --            0          --          100        2,188
      1,402        27,865       1,022       20,312       1,901       37,782
      1,735        53,785       1,356       42,036       2,387       73,997
      1,387        43,864       1,066       33,712       1,984       62,744
      1,349        96,791         991       71,104       1,818      130,442
      1,051        36,391         797       27,596       1,417       49,064
      2,088        97,614       1,539       71,948       2,820      131,835
      2,655       140,051       1,980      104,445       3,665      193,329
      1,984       167,400       1,586       41,236       3,319      280,041
      2,025        52,650       1,536      129,600       2,733       71,058
        500        19,500         800       31,200       1,300       50,700
          0           --          400        7,600         800       15,200
        465        12,788         335        9,213         500       13,750
      1,294        12,455         962        9,259       1,693       16,295

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PACCAR Inc                             93 $      6,103         365 $     23,953
Pep Boys-Manny Moe & Jack              57        1,860         553       18,042
Strattec Security Corp                 10          180          28          504
Superior Industries
 International Inc                    322        7,728         260        6,240
TRW Inc                               126        6,599       1,068       55,937
                                          ------------             ------------
TOTAL AUTO PARTS & EQUIPMENT
                     - VALUE              $    120,883             $    500,552
                     -  COST              $    107,397             $    441,451
AUTOMOBILES
PERCENT OF NET ASSETS                            1.36%                    2.44%
Chrysler Corp                         990 $     33,536       5,948 $    201,489
Daimler-Benz
 Aktiengesellschaft ADR
 (Germany)                         17,350    1,257,875      32,000    2,319,999
Fiat SpA ADR (UK)                   7,700      119,350      14,300      221,650
Ford Motor Co                       1,630       53,586       9,722      319,610
General Motors Corp Class A         1,080       62,505       6,186      358,014
Harley-Davidson Inc                   818       30,573         950       35,506
Honda Motor Co Ltd ADR              1,400       87,500       4,200      262,500
Nissan Motor Co Ltd ADR             3,100       36,425       9,300      109,275
Toyota Motor Corp ADR               2,000      103,000       6,000      308,999
                                          ------------             ------------
           TOTAL AUTOMOBILES
                     - VALUE              $  1,784,350             $  4,137,042
                     -  COST              $  1,372,713             $  3,363,583
BANK & FINANCE
PERCENT OF NET ASSETS                            2.51%                    4.95%
Advanta Corp Class B                  300 $     12,038         300 $     12,038
Ahmanson (H F) & Co                   130        5,346         898       36,930
Allied Irish Banks PLC ADR
 (Ireland)                          1,400       60,900       2,500      108,750
American Express Corp                 641       41,905       3,914      255,878
American Financial Group Inc          304       11,400         390       14,625
Amsouth Bancorp                       600       30,750         700       35,875
Associates First Capital
 Corp                                 700       33,775         800       38,600
Banc One Corp                         650       28,681       3,528      155,673
Banco Bilbao Vizcaya ADR
 (Spain)                              950       55,575       1,600       93,600
Banco Central
 Hispanoamericano SA ADR
 (Spain)                            1,100       14,438       2,000       26,250
Banco Santander SA ADR
 (Spain)                              700       47,163       1,400       94,325
Bancorp Hawaii Inc                    574       25,256         560       24,640
Bank of Boston Corp                   250       18,844       1,293       97,460
Bank of New York Inc                  578       22,398       3,220      124,775
BankAmerica Corp                      521       59,264       2,998      341,021
Bankers Trust Corp                     90        8,168         635       57,626
Barclays PLC ADR (UK)               1,650      119,625       3,100      224,750

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030             LifePath 2040
------------------------- ------------------------  ------------------------
     Shares         Value      Shares        Value       Shares        Value
----------------------------------------------------------------------------
        669  $     43,903         462 $     30,319          908 $     59,588
      1,072        34,974         827       26,981        1,598       52,135
         72         1,296          49          882            0          --
        454        10,896         331        7,944          510       12,240
      2,159       113,078       1,674       87,676        2,978      155,973
             ------------             ------------              ------------
             $    984,576             $    767,463              $  1,442,036
             $    858,583             $    660,581              $  1,253,952
                    3.26%                    4.02%                     4.34%
     12,519  $    424,081       9,530 $    322,829       17,173 $    581,735
     62,500     4,531,249      49,500    3,588,749       85,100    6,169,749
     27,900       432,450      22,050      341,775       38,100      590,550
     20,336       668,546      15,456      508,115       27,867      916,128
     12,938       748,786       9,842      569,605       17,784    1,029,249
      1,759        65,743       1,244       46,494        2,290       85,589
      8,225       514,063       6,275      392,187       11,300      706,250
     18,050       212,087      13,250      155,688       24,950      293,162
     11,625       598,688       8,950      460,924       16,150      831,725
             ------------             ------------              ------------
             $  8,195,693             $  6,386,366              $ 11,204,137
             $  6,561,015             $  5,079,172              $  9,063,680
                    6.82%                     8.21%                     9.31%
        500  $     20,063         400 $     16,050          700 $     28,088
      1,843        75,793       1,350       55,519        2,452      100,839
      4,950       215,325       3,900      169,650        6,700      291,450
      8,139       532,087       6,215      406,305       11,122      727,101
        813        30,488         508       19,050          980       36,750
      1,200        61,500         900       46,125        1,600       82,000
      1,600        77,200       1,100       53,075        1,900       91,675
      7,296       321,936       5,585      246,438       10,024      442,309
      3,200       187,200       2,500      146,250        4,300      251,550
      3,950        51,844       3,100       40,688        5,200       68,250
      2,700       181,913       2,150      144,856        3,650      245,919
        757        33,308         677       29,788        1,335       58,740
      2,603       196,201       2,011      151,579        3,589      270,521
      6,721       260,439       5,109      197,974        9,264      358,980
      6,195       704,681       4,660      530,074        8,410      956,638
      1,449       131,497       1,105      100,279        1,937      175,783
      6,975       505,688       5,650      409,624        9,750      706,875

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value
------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Barnett Banks Inc                    240 $     11,100       1,580 $     73,075
Bear Stearns Co Inc                1,499       44,982       1,454       43,628
Beneficial Corp                       42        2,903         413       28,549
California Federal Bancorp
 Inc                                   0          --            0          --
Capital One Financial Corp             0          --          400       15,900
Central Fidelity Banks Inc           825       24,028         745       21,698
Charter One Financial Inc            630       30,004         625       29,766
Chase Manhattan Bank                 611       61,176       3,319      332,314
Citicorp                             677       79,040       3,880      452,989
Comdisco Inc                         416       12,948         445       13,851
Comerica Inc                         139        8,357         910       54,714
Commerce Bancshares Inc              540       25,650         540       25,650
Compass Bancshares Inc               400       17,850         400       17,850
ContiFinancial Corp                    0          --          100        3,750
CoreStates Financial Corp            304       15,998       1,714       90,199
Countrywide Credit
 Industries Inc                    1,100       32,038       1,300       37,863
Credit Acceptance Corp+              200        4,250         200        4,250
Crestar Financial Corp             1,004       36,897       1,440       52,920
Dauphin Deposit Corp                 360       15,255         370       15,679
Dean Witter Discover & Co            398       15,273       2,628      100,850
Dime Bancorp Inc+                  1,200       21,000       1,200       21,000
Donaldson Lufkin & Jenrette
 In                                    0          --          100        4,300
Edwards A G & Sons Inc               655       23,253         720       25,560
Equifax Inc                        1,710       50,873       2,000       59,500
Federal Home Loan Mortgage
 Corp                              1,164       34,629       5,920      176,120
Federal National Mortgage
 Assoc                             1,516       60,640       8,348      333,919
Fifth Third Bancorp                  144       12,006         845       70,452
Finova Group Inc                     300       22,913         400       30,550
First American Corp                  400       25,650         400       25,650
First Bank System Inc                216       16,956         990       77,715
First Chicago NBD Corp               434       25,389       2,623      153,446
First Commerce Corp                  400       16,600         400       16,600
First Empire State Corp              100       32,350         100       32,350
First Hawaiian Inc                   200        6,650         300        9,975
First of America Bank Corp           647       40,518         810       50,726
First Security Corp                  774       26,993         980       34,178
First Tennessee National
 Corp                                708       33,099         840       39,270
First Union Corp                     363       31,853       2,304      202,176
First USA Inc                      1,200       58,350       1,400       68,075
First Usa Paymentech Inc               0          --          100        2,988
First Virginia Banks Inc             359       18,937         380       20,045
Firstar Corp                       1,600       49,000       1,600       49,000
Firstmerit Corp                      300       12,075         400       16,100
Fleet Financial Group Inc            355       21,655       2,183      133,163

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      3,385  $    156,556       2,514 $    116,273       4,634 $    214,323
      2,709        81,270       1,869       56,070       3,283       98,501
        898        62,074         665       45,968       1,219       84,263
          0           --            0          --          120        2,250
        900        35,775         600       23,850         200        7,950
      1,050        30,581         945       27,523       1,807       52,629
      1,050        50,006         735       35,004       1,460       69,533
      7,069       707,784       5,522      552,889      11,715    1,172,963
      8,084       943,806       6,136      716,377      11,066    1,291,954
      1,041        32,401         636       19,796       1,042       32,432
      1,906       114,598       1,479       88,925       2,569      154,461
        866        41,135         651       30,923       1,097       52,108
        500        22,313         500       22,313         900       40,162
          0           --            0          --          200        7,500
      3,547       186,661       2,830      148,929       5,964      313,855
      2,300        66,988       1,700       49,513       2,900       84,463
          0           --          200        4,250         500       10,625
      1,970        72,398       1,830       67,253       3,370      123,848
        492        20,849         362       15,340         945       40,044
      5,476       210,141       4,157      159,525       7,554      289,885
      2,400        42,000       1,600       28,000       2,900       50,750
        900        38,700         200        8,600         300       12,900
      1,017        36,103         877       31,134       1,625       57,688
      3,642       108,350       2,672       79,492       4,440      132,090
     12,207       363,158       9,290      276,378      16,880      502,180
     17,586       703,440      13,860      554,399      29,118    1,164,719
      1,783       148,658       1,403      116,975       2,480      206,770
        600        45,825         400       30,550         800       61,100
        700        44,888         500       32,063         900       57,712
      2,184       171,444       1,069       66,946       3,811      299,164
      5,450       318,825       1,739      136,511       7,479      437,521
        800        33,200       4,144      242,424         900       37,350
        100        32,325         500       20,750         200       64,650
        300         9,975         100       32,350         600       19,950
      1,409        88,239         400       13,300       1,925      120,553
      1,775        61,903       1,302       45,407       2,250       78,469
      1,570        73,398         200        5,975       2,080       97,240
      4,860       426,465       1,100       51,425       6,711      588,890
      2,600       126,425       3,710      325,553       3,300      160,462
          0           --        1,800       87,525         400       11,950
        791        41,725         461       24,318         945       49,849
      2,200        67,375       2,200       67,375       4,000      122,500
        500        20,125         500       20,125         900       36,225
      4,465       272,365       3,414      208,254       6,179      376,919

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Franklin Resources Inc                894 $     52,299       1,050 $     61,425
GATX Corp                             223       10,927         270       13,230
Golden West Financial                  62        4,201         458       31,030
Great Western Financial Corp          207        9,082       1,150       50,456
Green Tree Financial Inc              150        5,625       1,100       41,250
Greenpoint Financial Corp             600       36,000         600       36,000
GTECH Holdings Corp                   400       12,550         400       12,550
Hibernia Corp Class A               1,600       22,200       1,500       20,813
Household International Inc           141       13,659         785       76,047
Huntington Bancshares Inc           1,615       46,028       1,915       54,578
John Nuveen & Co Inc Class A            0          --          100        3,038
Keycorp                               373       19,955       1,834       98,119
Lehman Brothers Holdings            1,100       36,988       1,300       43,713
MBNA Corp                             415       13,280       2,617       83,728
Medaphis Corp+                        800        7,950         900        8,944
Mellon Bank Corp                      213       17,120       1,043       83,831
Mercantile Bancorp                    636       36,809         870       50,351
Mercantile Bankshares                 503       18,674         590       21,904
Mercury Financial Corp              1,800        5,625       1,800        5,625
Merrill Lynch & Co Inc                258       24,768       1,316      126,336
MGIC Investment Corp                  100        7,863         450       35,381
Money Store Inc                       400       10,350         400       10,350
Morgan (J P) & Co Inc                 239       25,125       1,551      163,049
Morgan Stanley Group                  198       12,499       1,290       81,431
National Australia Bank Ltd
 ADR (Australia)                    2,050      128,638       3,700      232,175
National City Corp                    323       16,312       1,840       92,920
NationsBank Corp                    1,118       66,940       6,318      378,289
Northern Trust Corp                 1,134       48,195       1,520       64,600
Norwest Corp                          508       25,273       3,036      151,041
Old Kent Financial Corp               430       21,554         540       27,068
Old National Bancorp                  330       12,210         221        8,159
Paine Webber Group Inc                800       26,100       1,200       39,150
PHH Corp                              356       17,044         500       23,938
PNC Bank Corp                         506       21,442       2,792      118,311
Price (T Rowe) & Associates           600       26,475         600       26,475
Regions Financial Corp                635       37,386         750       44,156
Republic New York Corp                100        9,288         450       41,794
Ryder System Inc                      136        4,284         631       19,877
Sabre Group Holding Inc                 0          --          300        8,475
Salomon Inc                           119        6,619         936       52,065
Schwab (Charles) Corp               1,278       47,925       1,470       55,125
Signet Banking Corp                   800       25,400         700       22,225
Southern National Corp              1,200       46,650       1,300       50,538

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      2,044  $    119,574       1,370 $     80,116       2,348 $    137,329
        302        14,798         317       15,533         610       29,890
      1,009        68,360         721       48,848       1,352       91,598
      2,368       103,896       1,778       78,010       3,285      144,129
      2,194        82,275       1,754       65,775       3,608      135,300
      1,100        66,000         800       48,000       1,300       78,000
        500        15,688         400       12,550       1,000       31,375
      2,900        40,237       2,200       30,525       3,900       54,113
      1,706       165,269       1,242      120,319       2,286      221,456
      3,487        99,380       2,579       73,502       4,529      129,077
          0           --            0          --          300        9,112
      3,880       207,580       2,912      155,792       5,262      281,517
      2,400        80,700       1,600       53,800       3,100      104,237
      5,423       173,520       4,160      133,120       8,889      284,448
      1,100        10,931         729       57,318       2,000       19,875
      2,222       178,593       1,200       11,925       3,049      245,063
      1,469        85,018       1,696      136,316       1,940      112,277
        813        30,183       1,064       61,579       1,280       47,520
      2,600         8,125         708       26,285       4,400       13,750
      2,851       273,696       2,400        7,500       3,875      372,000
      1,002        78,782       2,127      204,192       1,346      105,829
        700        18,113         500       12,938         800       20,700
      3,178       334,087       2,387      250,933       4,423      464,968
      2,610       164,756       1,998      126,124       3,601      227,313
      7,125       447,094       5,650      354,538       9,750      611,813
      3,820       192,910       2,890      145,945       5,175      261,338
     13,316       797,295      10,104      604,976      18,364    1,099,521
      2,656       112,880       1,876       79,730       3,330      141,525
      6,388       317,803       4,857      241,636       8,670      431,333
        866        43,408         756       37,895       1,286       64,461
        441        16,317         331       12,238         772       28,555
      2,400        78,300         594       28,438       2,500       81,562
        514        24,608       4,463      189,120         950       45,481
      5,806       246,029       1,700       55,463       8,038      340,610
      1,000        44,125         800       35,300       1,400       61,775
      1,419        83,544         964       56,756       1,940      114,218
        902        83,773         729       67,706       1,256      116,651
      1,443        45,455       1,100       34,650       1,960       61,740
      2,200        62,150         300        8,475         600       16,950
      1,820       101,238       1,406       78,209       2,595      144,347
      2,786       104,475       1,896       71,100       3,414      128,025
      1,300        41,275       1,000       31,750       1,600       50,800
      2,300        89,413       1,900       73,863       3,380      131,398

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Standard Fed Bancorp                  400 $     23,050         400 $     23,050
Star Banc Corp                        900       35,325       1,200       47,100
State Street Boston Corp              919       73,865       1,050       84,394
Student Loan Marketing Assoc          600       63,525         800       84,700
Summit Bancorp                      1,003       47,893       1,170       55,868
SunTrust Banks Inc                    330       16,954       1,812       93,091
Synovus Financial Corp              1,150       40,106       1,450       50,569
TCF Financial Corp                    400       18,150         400       18,150
The Fund American Companies             0          --            0          --
U.S. Bancorp                          160        7,900       1,209       59,694
Union Planters Corp                   600       26,850         800       35,800
UnionBanCal Corp                      100        6,025         100        6,025
United Asset Management Corp          800       21,600         700       18,900
Wachovia Corp                         275       16,741       1,315       80,051
Washington Federal Inc                484       12,342         594       15,147
Washington Mutual Inc                 700       37,013         900       47,588
Wells Fargo & Co                      152       46,246         709      215,713
Wesco Financial Corp                    0          --            0          --
Westpac Banking Corp ADR
 (Australia)                        1,750       49,656       3,400       96,475
Wilmington Trust Corp                 392       17,738         510       23,078
Zions Bancorp                         200       24,900         200       24,900
                                          ------------             ------------
        TOTAL BANK & FINANCE
                     - VALUE              $  3,297,855             $  8,561,022
                     -  COST              $  2,218,881             $  5,751,694
BASIC INDUSTRIES
PERCENT OF NET ASSETS                            0.54%                    1.13%
ASARCO Inc                            123 $      3,844         371 $     11,594
Avery-Dennison Corp                    96        3,876         790       31,896
Baker Hughes Inc                      221        7,846       1,188       42,174
Bemis Co                              140        5,793         411       17,005
Boise Cascade Corp                     67        2,203         364       11,967
Boise Cascade Office
 Products                               0          --          100        2,213
Bowater Inc                           395       16,738         410       17,374
Broken Hill Proprietary Co
 Ltd ADR (Australia)                3,680       97,980       7,460      198,622
Champion International Corp           138        6,089         732       32,300
Chesapeake Corp                       256        7,584         200        5,925
Consolidated Papers Inc               386       19,541         380       19,238
Crown Vantage Inc                      21          150          48          342
Cyprus Amax Minerals                  136        3,179         731       17,087
Deltic Timber Corp                    141        3,488         166        4,101
Dover Corp                            150        7,444         892       44,266
Echo Bay Mines Ltd                    121          938       1,165        9,029
Fort Howard Corp                      400       11,900         600       17,850

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        600  $     34,575         500 $     28,813         900 $     51,863
      2,100        82,425       1,500       58,875       2,700      105,975
      1,885       151,507       1,350      108,506       2,490      200,134
      1,400       148,225       1,200      127,050       1,800      190,575
      2,039        97,362       1,514       72,294       2,779      132,697
      3,801       195,276       2,886      148,268       5,275      271,003
      2,550        88,931       1,850       64,519       3,450      120,319
        800        36,300         500       22,688       1,000       45,375
          0           --            0          --          100       10,650
      2,563       126,548       1,000       44,750       3,562      175,874
      1,000        44,750         100        6,025       1,900       85,025
        500        30,125         800       21,600         300       18,075
      1,400        37,800       1,971       97,318       1,600       43,200
      2,862       174,224       2,122      129,177       3,915      238,326
        726        18,513         805       20,528       1,452       37,026
      1,600        84,600       1,200       63,450       2,100      111,038
      1,530       465,503       1,205      366,621       2,539      772,491
        100        20,800           0          --            0          --
      6,600       187,275       5,200      147,550       9,000      255,375
        649        29,367         504       22,806       1,075       48,644
        300        37,350         200       24,900         400       49,800
             ------------             ------------             ------------
             $ 17,140,519             $ 13,044,400             $ 24,041,262
             $ 11,040,064             $  8,382,864             $ 16,503,980
                    1.58%                    1.93%                    2.25%
        707  $     22,094         565 $     17,656         960 $     30,000
      1,654        66,780       1,320       53,295       2,803      113,171
      2,438        86,549       1,907       67,699       3,445      122,298
        890        36,824         722       29,873       1,197       49,526
        862        28,338         627       20,613       1,185       38,957
        800        17,700           0          --          200        4,425
        652        27,629         607       25,722       1,175       49,791
     16,090       428,396      12,320      328,020      21,880      582,555
      1,676        73,953       1,215       53,612       2,264       99,899
        361        10,695         266        7,880         650       19,256
        770        38,981         490       24,806         770       38,981
        104           741          81          577         132          941
      1,605        37,517       1,220       28,517       2,190       51,191
        308         7,616         199        4,929         334        8,271
      1,845        91,558       1,409       69,922       3,056      151,654
      2,311        17,910       1,748       13,547       3,202       24,816
        600        17,850         800       23,800       1,300       38,675

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Georgia-Pacific Corp                  133 $     10,374         726 $     56,628
Glatfelter (P H) Co                   486        8,323         280        4,795
Harnischfeger Industries Inc          108        4,739         369       16,190
Homestake Mining Co                   116        1,914       1,180       19,470
Ikon Office Solutions Inc             188        7,755       1,030       42,488
Inco Ltd                              229        8,044       1,347       47,313
James River Corp                      118        3,865         689       22,565
Longview Fibre Co                     554        8,518         540        8,303
Louisiana-Pacific Corp                118        2,508         862       18,318
LTB Corp                            1,400       17,500       1,300       16,250
Mark IV Industries Inc                521       12,113         507       11,788
Mead Corp                              54        3,146         450       26,213
Minnesota Mining &
 Manufacturing Co                     567       52,164       3,160      290,719
NACCO Industries Inc Class A           16          868          40        2,170
Newmont Gold Co                       100        4,875         200        9,750
Newmont Mining Corp                   124        5,890         768       36,480
Potlatch Corp                          76        3,287         224        9,688
Rayonier Inc                          356       13,528         350       13,300
RTZ PLC ADR (UK)                    2,800      172,550       5,100      314,287
Sealed Air Corp+                      400       16,450         500       20,563
Smith International Inc+              414       16,819         500       20,313
St Joe Paper Corp                     100        7,763         100        7,763
Steel Dynamics Inc                      0          --            0          --
Stone Container Corp                   83        1,079         776       10,088
Trinova Corp                           50        1,856         223        8,279
Tyco International Inc                216       12,744       1,150       67,850
U.S. Industries Inc                   595       21,792         705       25,821
Union Camp Corp                        72        3,474         593       28,612
Unisource Worldwide Inc                94        2,021         865       18,597
Varco International Inc+              292        6,570           0          --
Varian Associates Inc                 377       21,772         390       22,523
Watts Industries Inc Class A          308        7,970           0          --
Wausau Paper Mills Co                 392        7,791         316        6,281
Westinghouse Electric Corp            890       15,344       4,693       80,946
Westvaco Corp                         102        3,009         857       25,282
Weyerhauser Co                        260       12,025       1,673       77,376
Whitman Corp                           60        1,410         801       18,823
Willamette Industries Inc             107        6,848         420       26,880
                                          ------------             ------------
      TOTAL BASIC INDUSTRIES
                     - VALUE              $    707,291             $  1,915,695
                     -  COST              $    612,911             $  1,694,066

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,540  $    120,120       1,215 $     94,770       2,158 $    168,324
        769        13,169         489        8,374         770       13,186
        817        35,846         588       25,799       1,351       59,275
      2,424        39,996       1,901       31,367       3,444       56,826
      2,055        84,769       1,647       67,939       3,467      143,014
      2,834        99,544       2,227       78,223       3,996      140,359
      1,496        48,994       1,106       36,222       2,005       65,664
        890        13,684         575        8,841       1,330       20,449
      1,844        39,185       1,428       30,345       2,531       53,784
      1,900        23,750       1,700       21,250       3,200       40,000
        829        19,274         526       12,230       1,213       28,202
        871        50,736         701       40,833       1,220       71,065
      6,696       616,032       5,274      485,207      11,259    1,035,828
        139         7,541         138        7,487         148        8,029
      1,900        92,625       1,000       48,750       2,300      112,125
      1,640        77,900       1,243       59,043       2,695      128,013
        493        21,322         393       16,997         689       29,799
        462        17,556         526       19,988         819       31,122
      9,925       611,628       7,850      483,755      13,450      828,856
        606        24,922         636       26,156       1,100       45,238
        597        24,253         627       25,472       1,000       40,625
        200        15,525         100        7,763         300       23,287
          0           --            0          --          300        6,000
      1,654        21,502       1,247       16,211       2,295       29,835
        406        15,073         396       14,702         823       30,554
      2,492       147,028       1,935      114,165       4,054      239,186
        950        34,794         760       27,835       1,535       56,219
      1,161        56,018         958       46,224       1,620       78,165
      1,174        25,241         892       19,178       2,574       55,341
        524        11,790         374        8,415           0          --
        735        42,446         490       28,298         865       49,954
        464        12,006         334        8,642           0          --
        572        11,369         407        8,089         371        7,374
     10,118       174,544       7,113      122,699      14,486      249,879
      1,737        51,241       1,370       40,415       2,408       71,036
      3,377       156,186       2,576      119,140       4,672      216,080
      1,784        41,924       1,356       31,866       2,398       56,353
        941        60,224         755       48,320       1,343       85,952
             ------------ ----------- ------------             ------------
             $  3,970,888             $  3,061,478             $  5,799,405
             $  3,473,850             $  2,640,393             $  5,127,251

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BEVERAGES
PERCENT OF NET ASSETS                            0.43%                    1.45%
Anheuser-Busch Inc                    632 $     28,124       3,838 $    170,791
Coca-Cola Co                        3,332      203,144      18,982    1,157,861
Coca-Cola Enterprises Co              712       43,966         910       56,193
Coors (Adolph) Co Class B              67        1,432         315        6,733
Energy Group PLC ADR                1,069       36,337       1,988       67,575
Kirin Brewery Co ADR                1,900      161,025       5,650      478,837
Pepsico Inc                         2,098       68,972      11,926      392,066
Seagrams Co Ltd                       528       20,592       3,105      121,095
                                          ------------             ------------
             TOTAL BEVERAGES
                     - VALUE              $    563,592             $  2,451,151
                     -  COST              $    526,319             $  1,986,431
BIOTECHNOLOGY
PERCENT OF NET ASSETS                            0.05%                    0.05%
Biogen Inc                            718 $     35,362         960 $     47,280
Chiron Corp                           896       18,592       1,092       22,659
Genzyme Corp--General
 Division                             326        8,395         420       10,815
Genzyme Corp--Tissue Repair            35          411           0          --
Quest Diagnostics Inc                  46          776         240        4,050
                                          ------------             ------------
         TOTAL BIOTECHNOLOGY
                     - VALUE              $     63,536             $     84,804
                     -  COST              $     39,913             $     63,537
BROADCASTING
PERCENT OF NET ASSETS                            0.07%                    0.16%
Clear Channel Communications
 Inc                                  400 $     19,150         600 $     28,725
HSN Inc                               461       11,877         365        9,386
Kingworld Productions+                100        3,713         262        9,727
LIN Television Corp                   200        8,300         200        8,300
TCA Cable TV Inc                      266        8,512           0          --
TCI Satellite Entertainment
 Class A                              107          856         543        4,344
Tele-Communications Inc
 Class A                              912       10,830       5,477       65,039
Tele-Communications
 International Inc Class A            300        4,050         200        2,700
Tribune Co                            136        5,338         976       38,308
Viacom Inc Class B                    472       16,638       2,951      104,023
                                          ------------             ------------
          TOTAL BROADCASTING
                     - VALUE              $     89,264             $    270,552
                     -  COST              $     85,262             $    301,781

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
                    2.03%                    2.47%                    3.10%
      8,036  $    357,602       6,206 $    276,167      13,321 $    592,785
     40,129     2,447,829      31,197    1,902,994      66,878    4,079,551
      2,188       135,109       1,448       89,414       2,155      133,071
        678        14,492         506       10,816         861       18,404
      3,872       131,644       3,056      103,913       5,156      175,313
     11,000       932,249       8,400      711,899      15,150    1,283,961
     25,053       823,616      19,612      644,744      42,049    1,382,360
      6,384       248,976       4,845      188,955       8,762      341,718
             ------------             ------------             ------------
             $  5,091,517             $  3,928,902             $  8,007,163
             $  4,039,928             $  2,998,858             $  6,214,502
                    0.06%                    0.06%                    0.07%
      1,582  $     77,914       1,122 $     55,258       2,190 $    107,857
      2,424        50,298       1,300       26,975       2,252       46,729
        734        18,901         544       14,008         700       18,025
         49           576          36          423          33          388
        515         8,691         389        6,564         823       13,888
             ------------             ------------             ------------
             $    156,380             $    103,228             $    186,887
             $    115,824             $     66,758             $    140,467
                    0.22%                    0.26%                    0.29%
        600  $     28,725         800 $     38,300       1,400 $     67,025
        650        16,732         472       12,155         306        7,880
        639        23,723         534       19,825         916       34,007
        300        12,450         200        8,300         400       16,600
        371        11,872         276        8,832           0          --
      1,150         9,200         883        7,064       1,866       14,928
     11,367       134,983       8,646      102,671      15,678      186,176
      1,500        20,250         200        2,700         600        8,100
      2,000        78,500       1,531       60,092       3,278      128,662
      6,028       212,487       4,567      160,987       8,358      294,619
             ------------             ------------             ------------
             $    548,922             $    420,926             $    757,997
             $    623,214             $    471,117             $    834,385

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                       LifePath 2000            LifePath 2010
                            ------------------------ ------------------------
                                 Shares        Value      Shares        Value
-----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING MATERIALS &
 SERVICES
PERCENT OF NET ASSETS                          0.22%                    0.32%
AMBAC Inc                           300 $     20,025         500 $     33,375
American Standard Co Inc            500       22,500         500       22,500
Cooper Industries Inc               128        5,664         895       39,604
Corning Inc                         311       11,701       1,775       66,784
Cytec Industries Inc                500       19,813         400       15,850
Dal Tile International Inc            0          --            0          --
Danaher Corp                        400       17,300         380       16,435
Diebold Inc                         765       32,130         735       30,870
Fastenal Co                         300       10,875         300       10,875
Hanson Finance PLC                1,069       23,780       1,988       44,222
Kennametal Inc                      300       12,300         300       12,300
Keystone International Inc          383        7,229         300        5,663
Lafarge Corp                        300        6,975         400        9,300
Lawson Products Inc                   0          --            0          --
Martin Marietta Inc                   0          --          100        2,638
Owens Corning Fiberglass
 Corp                                26        1,102         373       15,806
Owens Illinois Inc                  700       16,888       1,300       31,363
PPG Industries Inc                  198       11,088       1,431       80,136
Snap-On Inc                         136        5,287         533       20,720
Southdown Inc                       175        6,256           0          --
Stanley Works                       208        7,956         702       26,852
USG Corp                            400       14,100         400       14,100
Valspar Corp                        200       11,450         200       11,450
Vulcan Materials Co                 400       25,900         400       25,900
                                        ------------             ------------
TOTAL BUILDING MATERIALS &
                  SERVICES
                   - VALUE              $    290,319             $    536,743
                   -  COST              $    244,729             $    473,572
BUSINESS SERVICES
PERCENT OF NET ASSETS                          0.11%                    0.14%
Accustaff Inc                         0 $        --          800 $     16,600
APAC Teleservices Inc               100        2,975         200        5,950
Apollo Group Inc                      0          --          200        5,400
Concord EFS Inc                       0          --          800       18,950
Ecolab Inc                           60        2,273         456       17,271
Intl Technology Corp                  0          --            0          --
Kelly Services Inc Class A          406       11,165         420       11,550
Manpower Inc                        900       33,975       1,000       37,750
National Education Corp+             52          670         118        1,519
Nielson (A C) Corp                   73        1,077         453        6,682

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
                     0.42%                    0.50%                    0.58%
        900  $     60,075         600 $     40,050         900 $     60,075
      1,300        58,500         800       36,000       1,200       54,000
      1,842        81,509       1,389       61,463       2,522      111,599
      3,765       141,658       2,871      108,021       6,091      229,174
        900        35,663         600       23,775         900       35,663
          0           --            0          --          200        3,550
        962        41,607         622       26,902         780       33,735
      1,509        63,378         992       41,643       1,856       77,931
        400        14,500         400       14,500         800       29,000
      3,872        86,149       3,056       68,002       5,156      114,727
        411        16,851         300       12,300         600       24,600
        641        12,099         396        7,475         965       18,214
        500        11,625         300        6,975         600       13,950
        197         4,334           0          --            0          --
          0           --            0          --          300        7,913
        832        35,256         675       28,603       1,457       61,740
      1,400        33,775       1,700       41,013       3,100       74,787
      2,950       165,200       2,349      131,544       4,949      277,144
      1,061        41,246         805       31,294       1,448       56,291
        253         9,045         178        6,364           0          --
      1,515        57,949       1,168       44,676       2,138       81,778
        500        17,625         600       21,150         900       31,725
        300        17,175         300       17,175         500       28,625
        800        51,800         500       32,375       1,000       64,750
             ------------             ------------             ------------
             $  1,057,019             $    801,300             $  1,490,971
             $    924,477             $    703,239             $  1,322,896
                    0.13%                    0.19%                    0.23%
      1,600  $     33,200       1,000 $     20,750       1,900 $     39,425
        400        11,900         400       11,900         600       17,850
          0           --          200        5,400         400       10,800
          0           --          900       21,319       1,800       42,638
      1,035        39,201         793       30,035       1,871       70,864
        137         1,182           0          --            0          --
        689        18,948         419       11,523         885       24,338
      1,400        52,850       1,300       49,075       2,300       86,825
        270         3,476         212        2,730           0          --
        918        13,541         707       10,428       1,530       22,567

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PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Ogden Corp                            101 $      2,058         625 $     12,734
Olsten Corp                           691       12,352         825       14,747
Paychex Inc                           657       28,580         685       29,798
Quintiles Transnational
 Corp+                                200       13,075         200       13,075
Robert Half International
 Inc                                  600       24,975         600       24,975
Rollins Inc                           388        7,324         210        3,964
Security Dynamics Technology
 I                                      0          --          300        8,250
Teletech Holdings Inc                   0          --          100        2,444
                                          ------------             ------------
     TOTAL BUSINESS SERVICES
                     - VALUE              $    140,499             $    231,659
                     -  COST              $    121,529             $    218,313
CHEMICALS
PERCENT OF NET ASSETS                            0.75%                    1.46%
Air Products & Chemicals Inc          125 $      9,266         868 $     64,340
Airgas Inc                            400        7,700         700       13,475
Albemarle Corp                        713       13,993         460        9,028
Arco Chemical Co                      100        4,725         100        4,725
Betz Labs Inc                         396       25,691         340       22,058
Cabot Corp                          1,010       23,735         940       22,090
ChemFirst Inc                          35          796          84        1,911
Clorox Co                              45        5,378         416       49,712
Courtaulds PLC ADR (UK)            19,700      132,975      36,100      243,675
Crompton & Knowles Corp               550       10,450         340        6,460
Dow Chemical Co                       332       26,892       2,016      163,296
Du Pont (E I) De Nemours              796       85,371       4,348      466,322
Eastman Chemical Co                   120        6,615         588       32,413
Ethyl Corp                          1,031        9,408       1,010        9,216
Ferro Corp                            305        9,608         250        7,875
FMC Corp+                             100        6,875         311       21,381
Forest Labs Inc Class A+              582       22,189         570       21,731
Freeport McMoRan Inc                  354        9,647         363        9,892
Fuller (H B) Co                         0          --            0          --
Geon Co                                 0          --            0          --
Georgia Gulf Corp                     437       11,799         360        9,720
Goodrich (B F) Co                      90        3,656         486       19,744
Grace (W R) Co                        139        7,367         683       36,199
Great Lakes Chemical Corp              75        3,478         494       22,909
Hanna (M A) Co                        580       12,035         550       11,413
Hercules Inc                          188        8,742         803       37,340
IMC Global Inc                        818       28,528         900       31,388
Imperial Chemical Industries
 PLC ADR (UK)                       2,100      104,738       3,900      194,513
International Flavor &
 Fragrances                           171        7,930         863       40,022
Lawter International Inc                0          --            0          --

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        884  $     18,012         606 $     12,347       1,344 $     27,384
      1,117        19,966         988       17,661       1,516       27,098
      1,203        52,331         960       41,760       1,675       72,863
        300        19,613         400       26,150         700       45,763
      1,000        41,625         700       29,138       1,400       58,275
        645        12,174         400        7,550         675       12,741
          0           --          400       11,000         800       22,000
          0           --            0          --          300        7,331
             ------------             ------------             ------------
             $    338,019             $    308,766             $    588,762
             $    289,452             $    285,414             $    574,743
                    2.03%                    2.47%                    2.87%
      1,904  $    141,134       1,428 $    105,851       2,580 $    191,243
        600        11,550         900       17,325       1,400       26,950
      1,112        21,823         732       14,366         986       19,350
      1,600        75,600         900       42,525       2,000       94,500
        727        47,164         407       26,404         805       52,224
      1,772        41,642       1,232       28,952       2,090       49,115
        314         7,144         224        5,096         347        7,902
        821        98,110         679       81,141       1,367      163,356
     70,900       478,575      56,000      377,999      96,600      652,050
        885        16,815         570       10,830       1,430       27,170
      4,132       334,692       3,165      256,365       5,685      460,485
      9,035       969,003       7,052      756,326      15,047    1,613,790
      1,287        70,946         970       53,471       1,782       98,233
      2,029        18,515       1,308       11,936       2,630       23,999
        436        13,734         331       10,427         815       25,672
        668        45,925         531       36,506         901       61,944
      1,066        40,641         686       26,154       1,260       48,038
        684        18,639         359        9,783         678       18,476
        225        10,969           0          --            0          --
          0           --            0          --          300        6,450
        745        20,115         465       12,555         640       17,280
        927        37,659         695       28,234       1,313       53,341
      1,418        75,154       1,129       59,837       2,008      106,424
      1,103        51,152         865       40,114       1,456       67,522
        967        20,065         600       12,450       1,162       24,112
      1,654        76,911       1,328       61,752       2,861      133,036
      1,530        53,359       1,270       44,291       2,200       76,725
      7,575       377,803       5,950      296,756      10,300      513,713
      1,796        83,290       1,351       62,653       2,902      134,580
        677         7,870           0          --            0          --

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value
------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Lubrizol Corp                        829 $     28,704         760 $     26,315
Lyondell Petrochemical               476       11,246         580       13,703
Millennium Chemicals Inc             611       11,676       1,136       21,717
Mississippi Chemical Corp             11          270          28          687
Monsanto Co                          815       29,646       4,550      165,506
Montedison Spa ADR+                2,646       19,183       6,292       45,617
Morton International Inc             232        9,570       1,171       48,304
Nalco Chemical Co                     71        2,609         490       18,008
OEA Inc                                0          --            0          --
Olin Corp                            470       18,800         560       22,400
Praxair Inc                          211       10,260       1,177       57,232
Premark International Inc            761       17,979         706       16,679
Rhone Poulenc Rorer Class A        4,484      156,380       8,268      288,346
Rohm & Haas Co                        69        6,348         489       44,988
RPM Inc                              778       13,712         887       15,633
Rubbermaid Inc                       156        3,725       1,219       29,104
Schulman (A) Inc                     403        7,808         420        8,138
Sigma-Aldrich Corp                   124        3,798         824       25,235
Terra Industries Inc                 500        6,813         400        5,450
Thiokol Inc                          216       12,042           0          --
Union Carbide Corp                   140        6,615       1,079       50,983
Valhi Inc                              0          --            0          --
Wellman Inc                          363        6,353         280        4,900
                                         ------------             ------------
            TOTAL CHEMICALS
                    - VALUE              $    983,124             $  2,481,793
                     - COST              $    889,037             $  2,184,791
COMPUTER SOFTWARE
PERCENT OF NET ASSETS                           0.96%                    1.80%
3Com Corp+                         1,650 $     54,630       1,300 $     43,042
Adobe Systems Inc                    819       29,894         810       29,565
Altera Corp                          920       41,745       1,120       50,820
America Online Inc+                  600       22,500       1,100       41,250
Anixter International Inc+           500        6,750         500        6,750
Autodesk Inc                          84        2,846         380       12,872
Automatic Data Processing            396       16,880       2,274       96,929
Bay Networks Inc+                    293        5,567       1,430       27,170
BMC Software Inc                   1,112       47,608       1,280       54,800
Broderbund Software Inc+             200        5,875         200        5,875
Cadence Design Systems Inc           982       36,211       1,012       37,318
Cambridge Technology
 Partners                              0          --          400        9,600
Citrix Systems Inc                     0          --          300        3,788
Compuserve Corp                        0          --          200        2,025
Computer Associates
 International Inc                   528       22,968       2,880      125,280

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,517  $     52,526         942 $     32,617       1,800 $     62,325
      1,317        31,114         892       21,074       1,145       27,051
      2,212        42,311       1,746       33,398       2,946       56,348
        106         2,597          74        1,813         116        2,842
      9,524       346,435       7,340      266,993      15,763      573,379
      9,157        66,388       9,767       70,811      16,962      122,975
      2,451       101,104       1,858       76,643       3,351      138,229
      1,078        39,617         862       31,679       2,023       74,345
        308        14,284         223       10,342           0          --
      1,078        43,120         858       34,320       1,260       50,400
      2,486       120,882       1,983       96,423       4,189      203,690
      1,133        26,767         796       18,806       1,550       36,619
     16,134       562,673      12,526      436,843      21,553      751,661
      1,058        97,336         850       78,200       1,509      138,828
      1,198        21,115         986       17,378       2,068       36,449
      2,609        62,290       1,910       45,601       3,535       84,398
        686        13,291         616       11,935       1,185       22,959
      1,585        48,541       1,285       39,353       2,907       89,027
        700         9,538         500        6,813       1,100       14,988
        295        16,446         210       11,708           0          --
      2,201       103,997       1,713       80,939       3,026      142,979
          0           --            0          --          300        2,400
        495         8,663         365        6,388         845       14,788
             ------------             ------------             ------------
             $  5,097,034             $  3,920,176             $  7,414,360
             $  4,413,759             $  3,346,018             $  6,460,564
                    2.37%                    2.87%                    3.52%
      2,833  $     93,799       2,123 $     70,291       4,533 $    150,084
      1,506        54,969       1,051       38,362       1,915       69,897
      2,036        92,384       1,496       67,881       2,480      112,530
      1,200        45,000       1,400       52,500       2,700      101,250
        500         6,750         700        9,450       1,200       16,200
        793        26,863         595       20,156       1,092       36,992
      4,704       200,508       3,665      156,221       7,784      331,793
      3,039        57,741       2,392       45,448       4,974       94,506
      2,132        91,276       1,552       66,445       2,780      119,019
        200         5,875         200        5,875         500       14,688
      1,675        61,766       1,345       49,597       2,465       90,897
          0           --          500       12,000         800       19,200
          0           --          400        5,050         600        7,575
        400         4,050           0          --          400        4,050
      5,835       253,823       4,585      199,448       9,790      425,865

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PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Computer Sciences Corp+               138 $      9,315         609 $     41,108
Compuware Corp                        400       24,900         500       31,125
CSK Corp ADR                        2,250       51,750       6,700      154,100
DST Systems Inc                       200        6,575         300        9,863
Electronic Arts Inc+                  500       15,625         500       15,625
Electronic Data Systems Corp        2,888      130,321       4,430      199,904
First Data Corp                       644       23,587       3,474      127,235
Fiserv Inc+                           617       20,207         530       17,358
Gartner Group Inc Class A             600       15,900         600       15,900
HBO & Co                              900       51,863       1,100       63,388
Information Resources Inc+              0          --            0          --
Informix Corp+                      1,390       24,151       1,720       29,885
Intuit Inc+                           400        9,050         400        9,050
McAfee Associates Inc                 450       20,644         450       20,644
Mentor Graphics Corp+                 600        5,738         700        6,694
Microsoft Corp                      1,568      152,880       9,134      890,564
MobileMedia Corp                      300          384         200          256
NEC Corp ADR                        1,250       72,188       3,800      219,450
Netscape Communications
 Corp+                                200        5,825         700       20,388
Novell Inc+                           420        4,253       2,792       28,269
Objective Systems Integrator
 C                                      0          --          100        1,238
Oracle Systems Corp                   843       33,088       5,028      197,349
Parametric Technology Corp          1,320       74,415       1,660       93,583
Peoplesoft Inc                        800       31,900         900       35,888
Reynolds & Reynolds Co Class
 A                                  1,146       32,088       1,120       31,360
Shiva Corp                            300        4,988         300        4,988
SPS Transaction Services
 Inc+                                   0          --          100        1,688
Sterling Commerce Inc                 677       19,633         837       24,273
Sterling Software Inc                 300        8,588         400       11,450
Storage Technology Corp+              659       27,513         635       26,511
Stratus Computer Inc                  261        8,841         210        7,114
Structural Dynamics
 Research+                            303        6,022           0          --
Sun Microsystems Inc                  506       15,623       2,882       88,982
Sungard Data Systems Inc+             400       20,300         500       25,375
Symantec Corp+                        378        5,906         500        7,813
Synopsys Inc+                         400       14,275         500       17,844
Total System Services Inc             300        9,225         300        9,225
VeriFone Inc                          358       12,441         300       10,425
                                          ------------             ------------
     TOTAL COMPUTER SOFTWARE
                     - VALUE              $  1,263,476             $  3,042,996
                      - COST              $  1,065,450             $  2,459,775

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,252  $     84,510         896 $     60,480       2,015 $    136,013
        600        37,350         600       37,350       1,100       68,475
     12,900       296,700       9,925      228,275      17,800      409,400
        400        13,150         300        9,863         500       16,438
      1,000        31,250         600       18,750       1,200       37,500
      8,191       369,619       5,676      256,129      10,300      464,787
      7,226       264,652       5,615      205,649      11,987      439,024
        699        22,892         629       20,600       1,295       42,411
      1,000        26,500         800       21,200       1,400       37,100
      1,800       103,725       1,400       80,675       2,500      144,063
        403         5,995           0          --            0          --
      3,118        54,175       2,138       37,148       4,080       70,890
        800        18,100         500       11,313       1,000       22,625
        900        41,288         675       30,966       1,050       48,169
        852         8,147       1,000        9,563       1,600       15,300
     19,273     1,879,117      14,964    1,458,989      32,024    3,122,339
        400           512         300          384         700          897
      7,325       423,019       5,650      326,288      10,100      583,275
      1,500        43,688         800       23,300       1,500       43,688
      5,781        58,533       4,454       45,097       8,075       81,759
          0           --            0          --          200        2,475
     10,605       416,246       8,227      322,910      17,582      690,093
      2,942       165,855       2,142      120,755       3,770      212,534
      1,400        55,825       1,200       47,850       2,200       87,725
      2,112        59,136       1,352       37,856       2,600       72,800
        600         9,975         400        6,650         600        9,975
          0           --            0          --          200        3,375
      1,254        36,366         996       28,884       1,774       51,446
        600        17,175         500       14,313         800       22,900
      1,284        53,607         967       40,372       1,725       72,019
        366        12,398         271        9,180         750       25,406
        434         8,626         319        6,340           0          --
      5,930       183,089       4,650      143,569       9,765      301,494
        900        45,675         600       30,450       1,100       55,825
        636         9,938         761       11,891       1,500       23,438
        900        32,119         600       21,413       1,000       35,688
      2,200        67,650         400       12,300         800       24,600
        363        12,614         468       16,263         700       24,325
             ------------             ------------             ------------
             $  5,964,020             $  4,551,739             $  9,094,817
             $  4,611,698             $  3,445,637             $  7,204,409

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PORTFOLIOS OF INVESTMENTS

                                       LifePath 2000            LifePath 2010
                            ------------------------ ------------------------
                                 Shares        Value      Shares        Value
-----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SYSTEMS
PERCENT OF NET ASSETS                          0.43%                    1.36%
Adaptec Inc                       1,200 $     45,675       1,400 $     53,288
Amdahl Corp+                        177        1,748         945        9,332
Apple Computer Inc+                 130        2,113         998       16,217
Cabletron Systems Inc               250        7,500       1,220       36,600
Ceridian Corp+                       27        1,056         574       22,458
Cisco Systems Inc+                  848       47,170       5,008      278,570
Cognizant Corp                      173        6,033       1,310       45,686
Compaq Computer Corp+               392       31,066       2,024      160,402
Data General Corp+                   62        1,201         311        6,026
Dell Computer Corp                  270       19,204       1,370       97,441
Digital Equipment Corp+             217        7,107       1,234       40,414
EMC Corp+                           308       11,088       1,770       63,720
Exabyte Corp                          0          --            0          --
Gateway 2000 Inc                    200       11,750         200       11,750
Harris Corp                          95        7,006         367       27,066
Hewlett-Packard Co                1,372       76,832       7,750      433,999
Intergraph Corp+                     54          446         352        2,904
International Business
 Machine Corp                       719      103,356       4,234      608,637
Iomega Corp                       1,200       18,600       1,300       20,150
Komag Inc+                          600       18,000         600       18,000
NCR Corp                            172        5,662       1,359       44,861
Quantum Corp+                       500       19,875         600       23,850
Seagate Technology Inc              386       18,239       2,100       99,225
Sequent Computer Systems+           340        5,844           0          --
Shared Medical System Corp           40        2,185         238       13,001
Silicon Graphics Inc+               177        4,270       1,420       34,258
Sybase Inc+                         700       11,463         700       11,463
Tandem Computers Inc+               125        1,563         893       11,163
U.S. Robotics Corp                  800       44,650         900       50,231
Unisys Corp+                        273        1,843       1,364        9,207
Wallace Computer Services
 Inc                                 90        3,049         600       20,325
Western Digital Corp                500       29,500         600       35,400
Xylan Corp                          100        1,775         100        1,775
                                        ------------             ------------
    TOTAL COMPUTER SYSTEMS
                   - VALUE              $    566,869             $  2,307,419
                    - COST              $    485,711             $  1,750,863
CONTAINER & PACKAGING
PERCENT OF NET ASSETS                          0.07%                    0.19%
Ball Corp                            52 $      1,313         275 $      6,944
Crown Cork & Seal Co                180        9,990         975       54,113
First Brands Corp                   486       12,089         480       11,940

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
                    1.89%                    2.29%                    2.76%
      2,400  $     91,350       1,800 $     68,513       3,300 $    125,606
      2,001        19,760       1,500       14,812       2,835       27,996
      2,142        34,807       1,560       25,350       2,914       47,353
      2,541        76,230       1,989       59,670       4,117      123,510
      1,086        42,490         863       33,765       1,924       75,277
     10,493       583,673       8,115      451,396      17,401      967,931
      2,700        94,162       2,143       74,737       4,525      157,809
      4,343       344,183       3,447      273,175       6,595      522,654
        627        12,148         512        9,920         907       17,573
      2,877       204,627       2,279      162,094       4,755      338,199
      2,678        87,705       1,980       64,845       3,596      117,769
      3,745       134,820       2,869      103,284       6,180      222,480
        340         3,719           0          --            0          --
      1,300        76,375         300       17,625         900       52,875
        671        49,486         464       34,220         910       67,113
     16,387       917,671      12,763      714,727      27,412    1,535,071
        832         6,864         557        4,595       1,041        8,588
      8,842     1,271,036       6,703      963,555      12,231    1,758,205
      2,200        34,100       1,600       24,800       3,100       48,050
      1,100        33,000         600       18,000       1,200       36,000
      1,782        58,796       1,665       54,941       2,494       82,308
        790        31,403         785       31,204       1,400       55,650
      4,315       203,884       3,311      156,445       5,926      280,004
        471         8,095         341        5,861           0          --
        422        23,052         331       18,081         642       35,069
      2,952        71,217       2,243       54,112       4,100       98,912
      1,400        22,925         900       14,738       1,600       26,200
      2,014        25,175       1,634       20,425       2,743       34,288
      1,600        89,300       1,200       66,975       2,200      122,788
      2,827        19,082       2,167       14,627       4,135       27,911
      1,100        37,263         710       24,051       1,200       40,650
        900        53,100         800       47,200       1,300       76,700
          0           --          100        1,775         200        3,550
             ------------             ------------             ------------
             $  4,761,498             $  3,629,518             $  7,134,089
             $  3,519,188             $  2,607,347             $  5,453,394
                    0.25%                    0.31%                    0.35%
        493  $     12,448         398 $     10,050         725 $     18,306
      2,022       112,221       1,584       87,912       3,403      188,867
        694        17,263         704       17,512       1,060       26,367

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
International Paper Co                409 $     17,076       2,495 $    104,166
Jefferson Smurfit Corp                700        9,538         800       10,900
Sonoco Products                       988       25,935       1,177       30,896
Temple-Inland Inc                      47        2,591         444       24,476
Tenneco Inc                           271       10,671       1,414       55,676
Tupperware Corp                        61        2,730         456       20,406
                                          ------------             ------------
 TOTAL CONTAINER & PACKAGING
                     - VALUE              $     91,933             $    319,517
                      - COST              $     83,153             $    306,982
ELECTRICAL EQUIPMENT
PERCENT OF NET ASSETS                            0.38%                    1.19%
Alliance Semiconductor Corp+            0          --            0          --
Arrow Electronics Inc+                493 $     27,670         496 $     27,838
Avnet Inc                             530       33,125         550       34,375
FORE Systems Inc                      400       13,400         500       16,750
General Electric Co                 2,222      228,588      12,591    1,295,298
Grainger (W W) Inc                     39        3,091         410       32,493
Handleman Co                           59          516         132        1,155
Hitachi Ltd ADR                       600       52,650       1,700      149,175
Hubbell Inc Class B                   532       22,544         666       28,222
Masco Corp                            249        8,746       1,265       44,433
Maxim Integrated Products
 Inc+                                 700       34,737         800       39,700
Motorola Inc                          801       44,756       4,866      271,888
National Service Industries
 Inc                                   37        1,406         409       15,542
Raychem Corp                           25        2,128         372       31,667
Symbol Technologies Inc               260       13,065         210       10,553
Thomas & Betts Corp                    66        2,945         414       18,475
TriMas Corp                           200        4,875         200        4,875
                                          ------------             ------------
  TOTAL ELECTRICAL EQUIPMENT
                     - VALUE              $    494,242             $  2,022,439
                      - COST              $    426,117             $  1,585,023
ELECTRONICS
PERCENT OF NET ASSETS                            0.96%                    2.14%
Advanced Micro Devices+               194 $      6,960       1,083 $     38,853
American Power Conversion+          1,000       20,875         980       20,458
AMP Inc                               280       10,885       1,760       68,420
Analog Devices Inc                  1,601       37,231       2,027       47,120
Applied Materials Inc+                250       12,656       1,490       75,431
Atmel Corp+                           962       35,955         960       35,880
Beckman Instruments Inc               294       12,201         350       14,525
C-Cube Microsystems Inc+              100        2,913         300        8,738
Canon Inc ADR                         700       73,150       2,050      214,225

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      5,099  $    212,883       3,932 $    164,161       7,077 $    295,465
      1,400        19,075         900       12,263       1,800       24,525
      2,100        55,125       1,422       37,328       2,755       72,319
        949        52,314         684       37,705       1,287       70,946
      2,877       113,282       2,220       87,413       3,998      157,421
      1,036        46,361         827       37,008       1,341       60,010
             ------------             ------------             ------------
             $    640,972             $    491,352             $    914,226
             $    592,699             $    455,210             $    872,834
                    1.66%                    2.03%                    2.54%
          0           --            0          --          250 $      2,219
        999  $     56,069         710 $     39,849       1,175       65,947
      1,014        63,375         659       41,188       1,215       75,938
        600        20,100         500       16,750       1,000       33,500
     26,541     2,730,404      20,659    2,125,294      44,286    4,555,921
        872        69,106         716       56,743       1,209       95,813
        467         4,086         307        2,686         521        4,559
      3,325       291,769       2,525      221,569       4,600      403,650
      1,008        42,714         934       39,578       1,502       63,647
      2,799        98,315       2,100       73,763       3,796      133,334
      1,400        69,475       1,000       49,625       1,800       89,325
     10,194       569,590       7,716      431,130      13,948      779,344
        798        30,324         614       23,332       1,101       41,838
        740        62,993         574       48,862       1,266      107,768
        390        19,598         270       13,568         550       27,638
        923        41,189         701       31,282       1,214       54,175
          0           --          200        4,875         500       12,188
             ------------             ------------             ------------
             $  4,169,107             $  3,220,094             $  6,546,804
             $  3,230,658             $  2,423,711             $  5,048,507
                    2.87%                    3.48%                    4.10%
      2,351  $     84,342       1,737 $     62,315       3,222 $    115,589
      1,494        31,187       1,309       27,325       2,360       49,265
      3,714       144,382       2,878      111,882       5,189      201,722
      3,439        79,949       2,561       59,551       4,729      109,957
      3,061       154,963       2,317      117,298       4,186      211,916
      1,866        69,742       1,288       48,139       2,226       83,197
        450        18,675         505       20,958         780       32,370
        300         8,738         400       11,650         600       17,475
      3,975       415,388       3,100      323,950       5,550      579,975

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Cirrus Logic Inc+                     634 $      8,599         780 $     10,579
Cypress Semiconductor Corp+           800       10,600       1,040       13,780
EG&G Inc                              123        2,675         419        9,113
Electronics for Imaging Inc           600       23,100         600       23,100
Emerson Electric Co                   318       31,482       1,676      165,924
Fuji Photo Film Co Ltd ADR          1,800       60,300       5,500      184,250
General Signal Corp                   133        5,802         405       17,668
Honeywell Inc                         179       12,731         946       67,284
Imation Corp                          576       15,336         516       13,739
Input/Output Inc+                     500       10,688         500       10,688
Integrated Device Technology
 Inc+                                 700        7,700         800        8,800
Intel Corp                          1,066      151,239       6,302      894,095
International Rectifier
 Corp+                                500        6,750         500        6,750
International Specialty
 Produc+                                0          --          200        2,675
Johnson Controls Inc                   96        8,088         369       31,088
KLA Instruments Corp+                 300       12,506         400       16,675
Kyocera Corp ADR                      250       29,188         900      105,075
Lam Research Corp+                    300       11,438         400       15,250
Lexmark International Group
 Cl                                     0          --          200        5,575
Linear Technology Corp                786       35,468         920       41,515
Litton Industries Inc+                301       12,943         390       16,770
LSI Logic Corp+                       122        4,209       1,060       36,570
Macromedia Inc+                       400        3,925         400        3,925
Matsushita Electric
 Industries Co                        250       38,469         850      130,794
MEMC Electronic Materials
 Inc                                  300        7,350         300        7,350
Microchip Technology Inc              600       22,425         600       22,425
Micron Electronics Inc+                 0          --          200        3,875
Micron Technology Inc                 326       12,225       1,758       65,925
Molex Inc                             363       12,977         718       25,669
Molex Inc Class A                     600       19,950         675       22,444
National Semiconductor+               160        4,180       1,103       28,816
Novellus System Inc+                  200       16,350         200       16,350
Perkin-Elmer Corp                      27        1,917         274       19,454
Philips Electronics NV
 (Netherlands)                      2,000       90,000       3,500      157,500
Pioneer Electronics Corp            2,450       47,775       7,350      143,325
Pitney Bowes Inc                      152        9,443       1,115       69,269
Pixar Inc                               0          --          100        1,963
Policy Management Systems
 Corp+                                248       10,664         170        7,310
Premier Farnell PLC ADR               626       10,173       1,084       17,615
Read-Rite Corp                        400       12,275         500       15,344
SCI Systems Inc+                      300       16,050         300       16,050
Sensormatic Electronics             1,035       17,854         870       15,008
Solectron Corp+                       500       26,438         600       31,725
SONY Corp ADR                         800       57,600       2,450      176,400

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,496  $     20,290       1,066 $     14,458       1,510 $     20,479
      1,364        18,073       1,424       18,868       2,470       32,728
        798        17,357         561       12,202       1,145       24,904
      1,000        38,500         800       30,800       1,400       53,900
      3,637       360,063       2,836      280,764       6,031      597,069
     10,500       351,750       8,150      273,025      14,600      489,100
        879        38,346         632       27,571       1,167       50,910
      2,083       148,153       1,583      112,591       2,839      201,924
        702        18,691         531       14,138       1,317       35,065
      1,000        21,375         700       14,963       1,100       23,513
      1,700        18,700         800        8,800       2,100       23,100
     13,226     1,876,438      10,272    1,457,339      22,071    3,131,322
      1,000        13,500         700        9,450       1,100       14,850
      1,300        17,388           0          --          500        6,688
        673        56,700         562       47,349       1,016       85,598
        600        25,013         600       25,013       1,100       45,856
      1,850       215,988       1,652       56,994       2,990      103,155
        500        19,063         500       19,063         800       30,500
      1,000        27,875         300        8,363         800       22,300
      1,700        76,713       1,110       50,089       2,150       97,019
        808        34,744         503       21,629         879       37,797
      2,213        76,349       1,375      160,531       2,500      291,875
        700         6,869         500        4,906         900        8,831
      1,550       238,506       1,200      184,650       2,200      338,525
        400         9,800         400        9,800         700       17,150
        600        22,425         750       28,031       1,500       56,063
      1,600        31,000         300        5,813         300        5,813
      3,572       133,950       2,756      103,350       4,928      184,800
        538        19,234       1,100       39,325         822       29,387
        925        30,756         825       27,431       1,425       47,381
      2,346        61,289       1,850       48,331       3,264       85,272
        400        32,700         200       16,350         500       40,875
        718        50,978         585       41,535       1,273       90,383
      6,875       309,375       5,450      245,250       9,450      425,250
     14,175       276,413      10,875      212,062      19,550      381,225
      2,356       146,366       1,886      117,168       3,356      208,491
          0           --            0          --          200        3,925
        303        13,029         258       11,094         440       18,920
      2,106        34,223       1,626       26,423       2,837       46,101
        600        18,413         500       15,344       1,300       39,894
        500        26,750         400       21,400         600       32,100
      1,723        29,722       1,048       18,078       2,085       35,966
      1,000        52,875         700       37,013       1,400       74,025
      4,700       338,400       3,650      262,800       6,600      475,200

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Tektronix Inc                          78 $      3,803         226 $     11,018
Tencor Instruments+                   300       12,019         200        8,013
Teradyne Inc+                         776       21,146         920       25,070
Texas Instruments Inc                 222       17,122       1,608      124,017
Thermo Instrument Systems
 Inc+                                 200        6,800         225        7,650
Vishay Intertechnology Inc            420        9,608         520       11,895
VLSI Technology Inc                   500        9,344         400        7,475
Xerox Corp                            471       29,438       2,703      168,938
Xilinx Inc+                           847       38,221         900       40,613
Zenith Electronics Corp+               44          424          89          857
                                          ------------             ------------
           TOTAL ELECTRONICS
                     - VALUE              $  1,259,633             $  3,624,695
                      - COST              $  1,060,933             $  2,752,884
ENERGY & RELATED
PERCENT OF NET ASSETS                            1.96%                    4.07%
AES Corp+                             784 $     51,254         640 $     41,840
AGL Resources Inc                     538       10,491         440        8,580
Amerada Hess Corp                     138        7,366         782       41,739
Amoco Corp                            694       58,643       4,039      341,295
Anadarko Petroleum Corp               539       30,319         700       39,375
Apache Corp                           962       31,145       1,020       33,023
Ashland Inc                           106        4,439         552       23,115
Atlantic Richfield Corp               255       31,875       1,370      171,250
British Gas PLC ADR (UK)            3,600      100,350       6,700      186,762
British Petroleum Co PLC ADR
 (UK)                               1,234      163,351       2,269      300,358
Brooklyn Union Gas Co                 510       14,535         400       11,400
Burlington Resources Inc              177        7,766       1,044       45,806
Chesapeake Energy Corp                  0          --          400        8,300
Chevron Corp                          892       57,534       5,377      346,816
Coastal Corp                          108        4,914         827       37,629
Columbia Gas System Inc               139        8,166         410       24,088
Consolidated Natural Gas Co           138        7,038         782       39,882
Cooper Cameron Corp                     0          --          300       19,650
Diamond Offshore Drilling
 Inc                                  300       17,700         300       17,700
Dresser Industries Inc                207        6,288       1,471       44,682
Eastern Enterprises                    37        1,244         185        6,221
El Paso Natural Gas Co                427       22,898         456       24,453
ELF Aquitaine ADR (France)          9,550      458,400      17,700      849,599
Enron Corp                            386       15,392       1,994       79,511
Enron Oil & Gas Co                    700       14,175         800       16,200
Ensco International Inc+              700       30,363         700       30,363
Enserch Corp+                          92        1,932         588       12,348
Enserch Exploration Inc                 0          --          300        2,888

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        562  $     27,398         395 $     19,256         796 $     38,805
        400        16,025         300       12,019         700       28,044
      1,790        48,778       1,300       35,425       2,150       58,587
      3,231       249,191       2,519      194,278       4,430      341,664
      1,600        54,400         250        8,500         537       18,258
        840        19,215         630       14,411       1,271       29,074
        600        11,213         400        7,475       1,200       22,425
      5,583       348,938       4,194      262,125       7,678      479,875
      1,459        65,837       1,174       52,977       2,120       95,665
        279         2,685         230        2,214         367        3,532
             ------------             ------------             ------------
             $  7,225,188             $  5,531,902             $ 10,582,624
             $  5,439,996             $  4,088,253             $  8,046,702
                    5.52%                    6.73%                    7.32%
      1,148  $     75,051         798 $     52,169         750 $     49,031
        798        15,561         558       10,881         520       10,140
      1,574        84,012       1,224       65,331       2,238      119,453
      8,495       717,828       6,483      547,812      11,661      985,354
      1,301        73,181         846       47,588       1,515       85,219
      1,549        50,149       1,284       41,570       2,535       82,071
      1,084        45,393         795       33,291       1,510       63,231
      2,736       342,000       2,062      257,750       3,790      473,750
     13,100       365,163      10,350      288,506      17,450      486,419
      4,432       586,686       3,423      453,119       5,857      775,320
        719        20,492         514       14,649         490       13,965
      2,156        94,595       1,659       72,789       2,949      129,387
      1,000        20,750         500       10,375         800       16,600
     11,172       720,594       8,490      547,604      15,382      992,139
      1,805        82,128       1,370       62,335       2,519      114,614
        977        57,399         717       42,124       1,278       75,083
      1,671        85,221       1,215       61,965       2,264      115,464
        400        26,200         400       26,200         600       39,300
      1,100        64,900         400       23,600         600       35,400
      3,054        92,765       2,294       69,680       4,117      125,054
        393        13,215         254        8,541         433       14,560
        842        45,152         627       33,623         778       41,720
     34,450     1,653,599      27,300    1,310,399      46,950    2,253,599
      4,060       161,893       3,270      130,391       5,782      230,557
      2,200        44,550       1,600       32,400       1,800       36,450
      1,100        47,713         900       39,038       1,600       69,400
      1,147        24,087         920       19,320       1,637       34,377
          0           --            0          --          500        4,813

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Exxon Corp                          1,726 $    172,384      10,248 $  1,023,518
Fina Inc Class A                        0          --          100        6,238
Global Marine Inc+                  1,500       27,938       1,900       35,388
Halliburton Co                        125        8,078         968       62,557
Helmerich & Payne Inc                  43        1,817         242       10,225
Indiana Energy Inc                      0          --            0          --
Kerr-McGee Corp                        41        2,568         412       25,802
Louisiana Land & Exploration
 Co                                    83        3,963         231       11,030
MAPCO Inc                             674       21,400         520       16,510
MCN Corp                              616       18,634         500       15,125
Mobil Corp                            498       61,130       3,273      401,760
Murphy Oil Corp                       493       22,863         580       26,898
Nabors Industries Inc+                900       13,838         900       13,838
National Fuel Gas Co                  400       17,200         320       13,760
Natural Gas Clearinghouse
 Inc                                    0          --          100        1,975
NICOR Inc                              42        1,407         414       13,869
Noble Affiliates Inc                  338       13,182         630       24,570
Noble Drilling Corp                     0          --        1,400       24,850
NorAm Energy Corp                     114        1,710       1,058       15,870
Occidental Petroleum Corp             486       12,393       2,719       69,334
ONEOK Inc                              47        1,340         220        6,270
Oryx Energy Co+                       195        3,900         765       15,300
Pacific Enterprises Co                148        4,514         742       22,631
Panenergy Corp                        174        7,417       1,277       54,432
Parker & Parsley Petroleum            376       11,092         297        8,762
Parker Drilling Co+                     0          --            0          --
Pennzoil Co                            30        1,721         403       23,122
Peoples Energy Corp                    61        2,066         234        7,927
Phillips Petroleum Co                 408       16,881       2,188       90,529
Pogo Producing Co                     300       10,313         400       13,750
Quaker State Corp                       0          --            0          --
Questar Corp                          427       15,479         440       15,950
Ranger Oil Ltd                          0          --            0          --
Reading & Bates Corp+                 700       16,975         800       19,400
Repsol Sa                           1,850       70,300       3,400      129,200
Rowan Co Inc+                         122        2,425         742       14,747
Royal Dutch Petroleum Co            1,889      326,797       3,617      625,740
Santa Fe Energy Resources
 Inc+                                  83        1,069         778       10,017
Schlumberger Ltd                      377       37,936       1,759      176,999
Seagull Energy Corp+                  391        7,185         310        5,696
Services (B J) Co                       0          --          400       15,900
Sonat Offshore Drilling Co            128        5,888         673       30,958
Sun Co Inc                            112        3,024         605       16,335
Texaco Inc                            404       39,945       2,188      216,338

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
     21,274  $  2,124,740      16,212 $  1,619,173      29,237 $  2,920,044
        400        24,950           0          --          100        6,238
      3,615        67,329       2,500       46,563       4,000       74,500
      2,034       131,447       1,540       99,523       3,296      213,004
        421        17,787         287       12,126         546       23,069
        352         9,152           0          --            0          --
        783        49,035         619       38,765       1,150       72,019
        541        25,833         430       20,532         830       39,633
        936        29,718         676       21,463       1,400       44,450
        930        28,133         670       20,268         600       18,150
      6,775       831,630       5,112      627,497       9,256    1,136,173
      1,077        49,946         697       32,323       1,170       54,259
      1,285        19,757       1,229       18,896       2,600       39,975
        582        25,026         412       17,716         385       16,555
      1,600        31,600           0          --        3,200       63,200
        829        27,772         635       21,272       1,181       39,564
        873        34,047         858       33,462       1,520       59,280
      2,100        37,275       1,800       31,950       3,000       53,250
      2,241        33,615       1,759       26,385       3,123       46,845
      5,591       142,571       4,239      108,094       7,724      196,962
        457        13,025         369       10,516         646       18,411
      1,718        34,360       1,273       25,460       3,089       61,780
      1,459        44,499       1,124       34,282       1,951       59,505
      2,619       111,635       1,937       82,565       3,585      152,811
        534        15,753         386       11,387         462       13,629
        844         7,068         619        5,184           0          --
        755        43,318         624       35,802       1,062       60,932
        617        20,901         435       14,736         850       28,794
      4,521       187,056       3,425      141,709       6,216      257,187
        600        20,625         400       13,750         700       24,063
        419         6,128         299        4,373           0          --
        710        25,737         640       23,200       1,030       37,338
      1,508        13,572       1,103        9,927           0          --
      1,200        29,100       1,100       26,675       1,900       46,075
      6,625       251,750       5,250      199,500       9,150      347,700
      1,424        28,302       1,057       21,008       1,754       34,861
      7,038     1,217,573       5,500      951,499       9,503    1,644,018
      1,513        19,480       1,177       15,154       2,118       27,269
      3,996       402,097       3,044      306,302       6,528      656,880
        548        10,070         403        7,405         375        6,891
        600        23,850         600       23,850       1,000       39,750
      1,520        69,920       1,159       53,314       2,002       92,092
      1,295        34,965         929       25,083       1,697       45,819
      4,514       446,322       3,420      338,153       6,196      612,629

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                             LifePath 2000            LifePath 2010
                                  ------------------------ ------------------------
                                       Shares        Value      Shares        Value
-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Tosco Corp                              1,371 $     38,217       1,440 $     40,140
Total Compagnie Francaise des
 Petroles SA ADR (France)               4,025      159,497       7,450      295,217
Transocean Offshore Inc                   200       11,175         200       11,175
TransTexas Gas Corp                         0          --            0          --
Ultramar Diamond Shamrock Corp            910       27,757         955       29,128
Union Pacific Resources Group           2,521       61,449       2,374       57,866
Union Texas Petroleum Holdings
 Corp                                     600       11,100         700       12,950
United Meridian Corp                        0          --          400       12,050
Unocal Corp                               373       14,407       1,909       73,735
USX-Marathon Group                        402       10,703       2,309       61,477
Utilicorp United Inc                      491       13,196         380       10,213
Valero Energy Corp                        480       15,120         570       17,955
Vastar Resources Inc                      200        5,800         200        5,800
Washington Gas & Light                    464       10,266         360        7,965
Weatherford Enterra Inc+                  600       18,000         600       18,000
Western Atlas Inc                         132        8,036         406       24,715
Williams Co Inc                           186        8,116       1,335       58,384
Witco Corp                                716       22,017         680       20,910
                                              ------------             ------------
          TOTAL ENERGY & RELATED
                         - VALUE              $  2,579,206             $  6,895,673
                          - COST              $  2,065,670             $  5,676,801
ENGINEERING & CONSTRUCTION
PERCENT OF NET ASSETS                                0.03%                    0.08%
Armstrong World Industries Inc             90 $      6,199         363 $     25,002
Centex Corp                                55        2,221         228        9,206
Clayton Homes Inc                       1,026       14,624         984       14,018
Fleetwood Enterprises Inc                  30          780         302        7,852
Fluor Corp                                119        7,214         687       41,649
Foster Wheeler Corp                         0          --          310       12,090
Granite Construction Inc                    0          --            0          --
Kaufman & Broad Home Corp                  57          805         280        3,955
Pulte Corp                                 48        1,638         222        7,576
Rouse Co                                  400       11,700         600       17,550
                                              ------------             ------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE              $     45,181             $    138,898
                          - COST              $     34,449             $    128,119
ENTERTAINMENT & LEISURE
PERCENT OF NET ASSETS                                0.22%                    0.57%
Bally Total Fitness Holding Corp           26 $        197          76 $        575
Boyd Gaming Corp                            0          --          200        1,150
Brunswick Corp                             92        2,634         762       21,812

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,467  $     40,893       1,677 $     46,746       3,135 $     87,388
     14,570       577,342      11,347      449,629      19,413      769,251
        400        22,350         700       39,113       1,200       67,050
          0           --            0          --          300        4,523
      1,544        47,083       1,237       37,716       2,225       67,872
      4,825       117,609       5,488      133,770       7,735      188,551
        800        14,800         900       16,650       1,600       29,600
          0           --          500       15,063         900       27,113
      4,081       157,629       3,134      121,051       5,696      220,008
      4,972       132,380       3,782      100,696       6,806      181,210
        675        18,141         494       13,276         472       12,685
        764        24,066         684       21,546       1,060       33,390
      1,600        46,400         900       26,100         500       14,500
        624        13,806         454       10,045         440        9,735
      1,057        31,710         700       21,000       1,300       39,000
        892        54,301         659       40,117       1,253       76,276
      2,641       115,522       2,042       89,338       3,680      160,978
      1,352        41,574         822       25,277       1,595       49,046
             ------------             ------------             ------------
             $ 13,884,352             $ 10,687,025             $ 18,896,250
             $ 11,217,446             $  8,648,609             $ 15,747,423
                    0.10%                    0.13%                    0.16%
        672  $     46,284         535 $     36,848         996 $     68,599
        498        20,107         413       16,675         680       27,455
      1,945        27,716       1,320       18,810       2,408       34,307
        656        17,056         423       10,998         972       25,272
      1,303        78,994       1,074       65,111       2,209      133,921
        666        25,974         529       20,631       1,148       44,772
        270         4,843           0          --            0          --
        671         9,478         495        6,992         886       12,515
        359        12,251         293        9,999         578       19,724
        500        14,625         900       26,325       1,600       46,800
             ------------             ------------             ------------
             $    257,328             $    212,389             $    413,365
             $    233,707             $    191,893             $    388,939
                    0.78%                    0.85%                    1.19%
        185  $      1,399         116 $        877         223 $      1,686
          0           --          300        1,725         700        4,025
      1,702        48,720       1,329       38,043       2,282       65,322

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Callaway Golf Co                      596 $     18,998         680 $     21,675
Circus Circus Entertainment
 Inc+                                 929       29,031       1,130       35,313
Coleman Co Inc                          0          --          200        2,550
Disney (Walt) Co                      894       66,380       5,179      384,540
Gaylord Entertainment Co
 Class A                              315        6,379         315        6,379
Grand Casinos Inc+                    400        4,400         400        4,400
Harrah's Entertainment Inc+           104        1,924         822       15,207
Hasbro Inc                            129        5,515         674       28,814
International Game
 Technology Inc                     1,397       24,448       1,600       28,000
Mattel Inc                            358        8,905       2,103       52,312
MGM Grand Inc                         200        7,025         300       10,538
Mirage Resorts Inc                  1,690       42,039       1,760       43,780
Polaroid Corp                          32        1,352         404       17,069
Spelling Entertainment Group
 I+                                     0          --            0          --
Stanhome Inc                          220        5,583         170        4,314
Tiffany & Co                          326       11,329         400       13,900
Time Warner Inc                       763       31,283       4,385      179,785
Topp Inc+                             512        2,176           0          --
U.S. West Media Group                 894       16,427       5,091       93,547
                                          ------------             ------------
       TOTAL ENTERTAINMENT &
                     LEISURE
                     - VALUE              $    286,025             $    965,660
                      - COST              $    258,722             $    869,098
ENVIRONMENTAL CONTROL
PERCENT OF NET ASSETS                            0.10%                    0.18%
Browning-Ferris Industries
 Inc                                  338 $     10,605       1,774 $     55,659
Mid American Waste Systems
 Inc+                                   0          --            0          --
Republic Industries Inc             1,500       53,250       1,400       49,700
Rollins Environmental
 Services+                            131          360         353          971
Safety-Kleen Corp                      76        1,368         448        8,064
U.S.A. Waste Services Inc             800       28,800       1,300       46,800
Wheelabrator Technologies
 Inc                                  700        9,975       1,000       14,250
WMX Technologies Inc                  722       22,833       3,961      125,267
                                          ------------             ------------
 TOTAL ENVIRONMENTAL CONTROL
                     - VALUE              $    127,191             $    300,711
                      - COST              $    104,876             $    269,072
FOOD & RELATED
PERCENT OF NET ASSETS                            1.63%                    2.87%
Albertson's Inc                       294 $     10,364       1,900 $     66,975
American Brands Inc                   253       13,314       1,391       73,201
American Stores Co                    225       10,069       1,241       55,535
Archer-Daniels-Midland Co             754       13,949       4,506       83,361
Bob Evans Farms Inc                   468        6,377         360        4,905

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,158  $     36,911         956 $     30,473       1,616 $     51,510
      2,122        66,313       1,562       48,812       2,795       87,344
          0           --            0          --          200        2,550
     10,972       814,670       8,469      628,822      18,199    1,351,275
        420         8,505         515       10,429         750       15,187
        700         7,700         500        5,500         900        9,900
      1,767        32,689       1,367       25,290       2,452       45,362
      1,477        63,142       1,161       49,633       2,018       86,270
      3,072        53,760       1,917       33,548       3,845       67,287
      4,342       108,007       3,379       84,053       7,306      181,737
        700        24,588         400       14,050         400       14,050
      2,978        74,078       2,208       54,924       4,070      101,241
        733        30,969         586       24,759       1,084       45,799
          0           --            0          --          400        2,500
        299         7,587         214        5,430         210        5,329
        480        16,680         360       12,510         800       27,800
      9,205       377,405       7,136      292,576      15,275      626,275
        722         3,069         527        2,240           0          --
     10,689       196,410       8,078      148,433      14,682      269,782
             ------------             ------------             ------------
             $  1,972,602             $  1,512,127             $  3,062,231
             $  1,768,618             $  1,321,401             $  2,791,062
                    0.23%                    0.30%                    0.34%
      3,658  $    114,770       2,779 $     87,191       5,036 $    158,004
        372           163           0          --            0          --
      1,600        56,800       2,500       88,750       4,600      163,300
        769         2,115         623        1,713         822        2,261
        941        16,938         738       13,284       1,380       24,840
      2,400        86,400       1,900       68,400       3,500      126,000
      2,800        39,900       1,400       19,950       2,100       29,925
      8,322       263,183       6,360      201,135      11,465      362,581
             ------------             ------------             ------------
             $    580,269             $    480,423             $    866,911
             $    528,608             $    440,994             $    786,754
                    3.92%                    4.78%                    5.51%
      4,029  $    142,022       3,108 $    109,557       6,736 $    237,444
      2,916       153,454       2,266      119,248       4,045      212,868
      2,495       111,651       1,935       86,591       3,399      152,105
      9,321       172,439       7,113      131,591      12,761      236,079
        752        10,246         472        6,431       1,250       17,031

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Boston Chicken Inc+                   600 $     19,650         500 $     16,375
Brinker International Inc+          1,056       12,540         990       11,756
Brown-Forman Corp Class B              71        3,177         592       26,492
Campbell Soup Co                      290       26,136       1,795      161,774
ConAgra Inc                           284       15,052       1,840       97,520
CPC International Inc                 237       19,938       1,076       90,519
Cracker Barrel Old Country
 Store Inc                            649       17,685         710       19,348
Darden Restaurants Inc                153        1,109       1,215        8,809
Dave & Buster's Inc                     0          --            0          --
Dean Foods Co                         424       13,833         540       17,617
Dole Food Inc                         446       17,060         610       23,333
Earthgrains Co                         14          767          73        3,997
Fleming Co Inc                         65        1,138         263        4,603
Flowers Industries Inc                606       14,014         480       11,100
Food Lion Inc Class A               3,300       26,194       3,100       24,606
Food Lion Inc Class B               2,500       20,781       2,300       19,119
General Mills Inc                     203       13,246       1,215       79,279
General Nutrition Co Inc+           1,100       19,800       1,100       19,800
Giant Food Inc Class A                 54        1,762         451       14,714
Grand Metropolitan PLC ADR
 (UK)                               7,624      228,720      14,104      423,119
Great Atlantic & Pacific Tea
 Co                                    67        1,993         265        7,884
Hannaford Brothers Co                 436       15,533         360       12,825
Harcourt General Inc                   86        4,053         530       24,976
Heinz (H J) Co                        474       19,730       2,869      119,422
Hershey Foods Corp                    208        9,490       1,246       56,849
Hormel Foods Corp                     400       10,500         500       13,125
Host Marriott Services Corp           240        2,190         240        2,190
IBP Inc                             1,032       23,994       1,220       28,365
International Dairy Queen
 Clas                                   0          --            0          --
International Multifoods
 Corp                                   0          --            0          --
Interstate Bakeries Corp                0          --          300       14,025
Kellogg Co                            319       21,852       1,577      108,025
Kroger Co+                            165        8,745       1,008       53,424
Lancaster Colony Corp                 338       15,464         260       11,895
Lance Inc                               0          --            0          --
Lone Star Steakhouse &
 Saloon+                              300        7,950         400       10,600
Luby's Cafeteria Inc                   45          917         219        4,462
McCormick & Co Inc                    888       20,979         900       21,263
McDonald's Corp                       940       40,655       5,284      228,533
Michael Foods Inc                       0          --            0          --
Morrison Fresh Cooking Inc             96          456          50          238
Nabisco Holdings Corp Class
 A                                    200        8,225         200        8,225
NPC International Inc+                  0          --            0          --
Outback Steakhouse Inc+               400        9,550         400        9,550

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        700  $     22,925         700 $     22,925       1,300 $     42,575
      1,871        22,218       1,171       13,906       2,130       25,294
      1,142        51,105         952       42,602       1,616       72,316
      3,786       341,213       2,977      268,302       6,260      564,183
      3,850       204,050       3,059      162,127       6,514      345,242
      2,350       197,694       1,790      150,584       3,896      327,751
      1,411        38,450         971       26,460       1,625       44,281
      2,626        19,039       1,957       14,188       3,646       26,433
         69         1,596           0          --            0          --
        707        23,066         637       20,782       1,205       39,313
      1,008        38,556         668       25,551       1,425       54,506
        167         9,143         134        7,337         306       16,753
        639        11,183         439        7,683         907       15,873
        879        20,327         624       14,430         577       13,343
      5,600        44,450       4,200       33,338       7,300       57,944
      4,300        35,744       3,000       24,938       5,000       41,562
      2,569       167,627       1,982      129,325       4,303      280,771
      2,100        37,800       1,400       25,200       2,500       45,000
        989        32,266         766       24,991       1,443       47,078
     28,050       841,499      21,799      653,969      37,230    1,116,894
        669        19,903         460       13,685         878       26,121
        745        26,541         465       16,566         940       33,487
      1,104        52,026         916       43,167       1,968       92,742
      5,921       246,462       4,610      191,891       9,903      412,212
      2,514       114,701       1,920       87,600       4,113      187,656
        600        15,750         600       15,750       1,100       28,875
        380         3,468         320        2,920         680        6,205
      2,152        50,034       1,542       35,852       2,700       62,775
        369         7,934           0          --            0          --
        274         5,788           0          --            0          --
        600        28,050         300       14,025         500       23,375
      3,363       230,366       2,607      178,580       5,658      387,573
      2,059       109,127       1,566       82,998       3,334      176,702
        470        21,503         340       15,555         628       28,731
        478         8,843           0          --            0          --
        700        18,550         500       13,250         900       23,850
        480         9,780         369        7,518         621       12,653
      1,355        32,012       1,205       28,468       2,055       48,549
     11,259       486,952       8,765      379,085      18,738      810,419
        229         2,548           0          --            0          --
        160           760          99          470         193          917
        800        32,900         100        4,113         300       12,338
        374         3,927         284        2,982           0          --
        500        11,938         600       14,325         900       21,488

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Pioneer Hi Bred
 International Inc                    132 $      8,993         624 $     42,510
Planet Hollywood
 International                          0          --          100        1,700
Quaker Oats Co                        136        4,879       1,074       38,530
Ralston-Purina Group                  151       12,401         818       67,178
Richfood Holdings Inc                   0          --          500       10,563
RJR Nabisco Holdings Corp           2,270       83,139       2,743      100,462
Ruby Tuesday Inc                      192        3,312         100        1,725
Ryans Family Steak House+             119          878         516        3,806
Safeway Inc+                          900       43,313         900       43,313
Sara Lee Corp                         613       23,754       3,702      143,452
Savannah Foods & Industries             0          --            0          --
Sbarro Inc                              0          --            0          --
Shoney's Inc+                          97          800         370        3,053
Sizzler International Inc+            254          635           0          --
Smucker (J M) Co Class A              305        5,071           0          --
Southland Corp+                     1,800        6,188       1,400        4,813
Starbucks Corp+                     1,000       83,625       1,000       33,625
Super Value Inc                        76        2,356         597       18,507
Sysco Corp                            198        6,880       1,359       47,225
The Vons Co Inc+                      280       19,075         370       25,206
Tootsie Roll Industries               206        8,704         206        8,704
Tyson Food Inc Class A                591       11,968       1,590       32,198
Unilever NV (Netherlands)           5,605    1,067,752      10,283    1,958,911
Universal Corp                        381       12,002         500       15,750
Universal Foods Corp                  279        9,626         320       11,040
UST Inc                               184        5,681       1,493       46,096
Weis Markets Inc                      200        6,000         100        3,000
Wendy's International Inc             205        4,254       1,074       22,286
Winn-Dixie Stores Inc                 160        5,100       1,200       38,250
Wrigley (W M) Jr Co                   179       10,718         895       53,588
                                          ------------             ------------
        TOTAL FOOD & RELATED
                     - VALUE              $  2,146,055             $  4,869,224
                      - COST              $  1,681,917             $  3,872,860
FURNITURE & APPLIANCES
PERCENT OF NET ASSETS                            0.06%                    0.08%
Bassett Furniture Industries           25 $        619          50 $      1,238
HON Industries Inc                    353       13,502         270       10,328
Leggett & Platt Inc                   858       30,781       1,000       35,875
Maytag Corp                           112        2,464         806       17,732
Miller (Herman) Inc                   269       17,687         210       13,808
National Presto Industries
 Inc                                    0          --            0          --
Schuller Corp                           0          --          400        4,750
Skyline Corp                           20          483          44        1,062

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,311  $     89,312       1,030 $     70,169       2,257 $    153,758
      1,600        27,200         200        3,400         300        5,100
      2,183        78,315       1,713       61,454       3,651      130,980
      1,685       138,381       1,283      105,366       2,860      234,877
          0           --          600       12,675       1,100       23,238
      5,005       183,308       3,551      130,055       6,518      238,722
        321         5,537         199        3,433         387        6,676
      1,012         7,463         679        5,008       1,039        7,663
      3,600       173,250       2,000       96,250       4,600      221,375
      7,757       300,584       6,032      233,740      13,048      505,610
        410         5,996         290        4,241           0          --
        319         8,294         219        5,694           0          --
        751         6,196         596        4,917       1,304       10,758
        434         1,085         319          798           0          --
        436         7,248         331        5,503           0          --
      2,600         8,938       1,800        6,188       4,200       14,438
      1,700        57,163       1,200       40,350       2,200       73,975
      1,193        36,983         860       26,660       1,552       48,112
      2,901       100,810       2,265       78,709       4,779      166,070
        764        52,048         484       32,973         860       58,587
        309        13,055         206        8,704         521       22,012
      3,711        75,148       2,473       50,078       3,045       61,661
     20,021     3,814,000      15,915    3,031,807      27,332    5,206,745
        639        20,129         594       18,711       1,065       33,547
        409        14,111         489       16,871         770       26,565
      2,953        91,174       2,388       73,730       4,944      152,646
        600        18,000         200        6,000         300        9,000
      2,221        46,086       1,689       35,047       3,010       62,457
      2,415        76,978       1,907       60,786       3,976      126,735
      1,876       112,326       1,410       84,424       3,087      184,834
             ------------ ----------- ------------ ----------- ------------
             $  9,858,744             $  7,584,597             $ 14,215,448
             $  7,795,632             $  5,891,976             $ 11,464,218
                    0.10%                    0.11%                    0.12%
        200  $      4,950         120 $      2,970         206 $      5,099
        484        18,513         354       13,541         535       20,464
      1,474        52,880       1,184       42,476       2,330       83,589
      1,739        38,258       1,308       28,776       2,404       52,888
        374        24,591         279       18,344         260       17,095
        116         4,365          81        3,048           0          --
      1,800        21,375         300        3,563         700        8,313
        222         5,356          78        1,882         133        3,209

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Sunbeam Oster Co Inc                  500 $     13,688         600 $     16,425
Whirlpool Corp                         80        4,040         651       32,876
                                          ------------             ------------
TOTAL FURNITURE & APPLIANCES
                     - VALUE              $     83,264             $    134,094
                      - COST              $     51,386             $    105,152
HEALTHCARE
PERCENT OF NET ASSETS                            0.18%                    0.25%
Apria Healthcare Group Inc            500 $      8,938         600 $     10,725
Cardinal Health Inc                   812       49,907       1,210       74,415
HealthCare Compare Corp+              484       20,661         490       20,917
Healthsource Inc+                     600       12,525         700       14,613
Healthsouth Corp                      244        9,821       1,200       48,300
Idexx Laboratories Inc+               400       14,900         500       18,625
Mid Atlantic Medical
 Services+                            400        5,900         500        7,375
Morrison Health Care Inc              128        1,728          66          891
Novacare Inc+                           0          --            0          --
Oakley Inc                            600        5,325         600        5,325
Oxford Health Plans Inc               700       39,025         800       44,600
PacifiCare Health Systems
 Inc Class A+                          91        7,280         243       19,442
PacifiCare Health Systems
 Inc Class B                          274       22,970         295       24,710
Physician Corp of America+            400        1,750         300        1,313
St Jude Medical Inc+                   48        1,896         728       28,756
Transitional Hospitals Corp+          101          909         373        3,357
United Healthcare Corp                289       14,414       1,503       74,962
Value Health Inc+                     435       10,440         545       13,080
Vivra Inc+                            400       11,900         500       14,875
                                          ------------             ------------
            TOTAL HEALTHCARE
                     - VALUE              $    240,289             $    426,281
                      - COST              $    233,191             $    414,935
HOSPITAL & MEDICAL SUPPLIES
PERCENT OF NET ASSETS                            0.38%                    0.99%
Allegiance Corp                        81 $      2,136         428 $     11,289
American Oncology Resources             0          --          200        1,825
Arrow International Inc                 0          --          100        3,525
Arterial Vascular
 Engineering                            0          --          100        1,575
Bard (C R) Inc                        141        3,860         512       14,016
Bausch & Lomb Inc                      54        2,018         450       16,819
Baxter International Inc              359       16,514       2,194      100,924
Becton Dickinson & Co                 154        7,584         996       49,053
Beverly Enterprises+                  170        2,444         791       11,371
Biomet Inc                            127        1,937         944       14,396
Boston Scientific Corp                193       12,786       1,326       87,847

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        800  $     21,900         600 $     16,425       1,300 $     35,587
      1,239        62,569         998       50,399       1,755       88,627
             ------------ ----------- ------------ ----------- ------------
             $    254,757             $    181,424             $    314,871
             $    203,470             $    143,117             $    257,578
                    0.31%                    0.37%                    0.40%
        800  $     14,300         600 $     10,725       1,300 $     23,238
      1,664       102,305       1,531       94,157       2,679      164,728
        816        34,833         496       21,173         965       41,193
      1,300        27,138         800       16,700       1,400       29,225
      2,578       103,765       2,087       84,002       3,930      158,183
        800        29,800         600       22,350       1,000       37,250
        700        10,325         500        7,375       1,300       19,175
        214         2,889         132        1,782         258        3,483
        975        12,188         710        8,875           0          --
      1,200        10,650         800        7,100       1,200       10,650
      1,400        78,050       1,000       55,750       1,900      105,925
        424        33,915         304       24,285         186       14,897
        551        46,162         412       34,500         695       58,222
        600         2,625         500        2,188       1,100        4,813
      1,386        54,747       1,012       39,974       1,895       74,852
        806         7,254         512        4,608         724        6,516
      3,127       155,959       2,400      119,700       4,375      218,203
      1,019        24,456         847       20,328       1,119       26,856
        800        23,800         500       14,875       1,000       29,750
             ------------             ------------             ------------
             $    775,161             $    590,447             $  1,027,159
             $    730,874             $    530,822             $    985,500
                    1.36%                    1.62%                    2.02%
        930  $     24,529         698 $     18,410       1,207 $     31,835
          0           --          200        1,825         400        3,650
          0           --            0          --          200        7,050
          0           --            0          --            0          --
      1,014        27,758         720       19,710       1,346       36,847
        961        35,917         702       26,237       1,309       48,924
      4,667       214,682       3,558      163,668       6,446      296,516
      2,172       106,971       1,666       82,051       2,950      145,288
      1,669        23,992       1,226       17,624       2,290       32,919
      1,963        29,936       1,490       22,722       2,667       40,672
      2,891       191,529       2,208      146,280       4,723      312,899

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Columbia/HCA Healthcare Corp          912 $     38,304       5,475 $    229,950
Dentsply International Inc            200       10,450         200       10,450
Depuy Inc                               0          --          200        4,300
FHP International Corp+                 0          --            0          --
Foundation Health Corp+               609       22,990         482       18,196
Guidant Corp                           50        3,350         200       13,400
Health Care & Retirement
 Corp                                 650       17,631         600       16,275
Health Management Associates
 Inc Class A                        1,050       27,825       1,250       33,125
Hillenbrand Industries Inc            300       11,288         700       26,338
Horizon/CMS Healthcare Corp           600        9,825         400        6,550
Johnson & Johnson                   1,776      102,342      10,222      589,042
Mallinckrodt Group Inc                 84        3,570         630       26,775
Manor Care Inc                         59        1,571         455       12,114
Medpartners Inc                     1,210       26,620       1,989       43,758
Medtronic Inc                         350       22,663       1,834      118,752
Nellcor Inc                           800       13,900         700       12,163
Phycor Inc                            600       18,225         600       18,225
Quorum Health Group Inc               300        9,413         300        9,413
Stryker Corp                          748       21,692         920       26,680
Sybron International Corp+            500       14,875         600       17,850
Tenet Healthcare Corp+              1,211       32,848       2,661       72,180
Thermo Cardiosystems Inc              150        4,200         250        7,000
United States Surgical                149        6,351         546       23,273
Vencor Inc+                           700       24,238         800       27,700
                                          ------------             ------------
    TOTAL HOSPITAL & MEDICAL
                    SUPPLIES
                     - VALUE              $    493,450             $  1,676,149
                      - COST              $    427,301             $  1,329,310
HOUSEHOLD PRODUCTS
PERCENT OF NET ASSETS                            0.20%                    0.82%
Alberto-Culver Co Class B              96 $      2,736         444 $     12,654
Avon Products Inc                     154        8,971         990       57,668
Colgate-Palmolive Co                  233       24,115       1,121      116,023
Estee Lauder Co Class A               200        9,300         200        9,300
Gillette Co                           697       55,166       4,163      329,412
Kimberly-Clark Corp                   381       40,386       2,122      224,932
NCH Corp                                0          --            0          --
Procter & Gamble Co                   873      104,869       5,147      618,282
Tambrands Inc                         497       21,371         510       21,930
                                          ------------             ------------
    TOTAL HOUSEHOLD PRODUCTS
                     - VALUE              $    266,914             $  1,390,201
                      - COST              $    209,419             $    954,040

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
     11,464  $    481,505       8,784 $    368,928      15,829 $    664,818
        300        15,675         300       15,675         500       26,125
      1,700        36,550           0          --          400        8,600
          0           --            0          --            0          --
        965        36,429         626       23,632       1,186       44,772
      1,188        79,596         185       12,395       1,943      130,181
        750        20,344         600       16,275       1,350       36,619
      1,650        43,725       1,600       42,400       2,825       74,863
      1,000        37,625         800       30,100       1,400       52,675
        900        14,738         700       11,463       1,000       16,375
     21,452     1,236,171      16,676      960,953      35,730    2,058,940
      1,224        52,020       1,007       42,798       1,699       72,208
      1,097        29,208         827       22,019       1,472       39,192
      2,420        53,240       2,452       53,944       4,462       98,164
      3,874       250,841       2,984      193,214       6,390      413,752
      1,300        22,588         950       16,506       1,600       27,800
      1,050        31,894         750       22,781       1,450       44,044
        400        12,550         300        9,413         700       21,963
      1,668        48,372       1,088       31,552       2,300       66,700
        800        23,800         800       23,800       1,400       41,650
      5,193       140,860       3,952      107,198       6,930      187,976
        300         8,400         300        8,400         450       12,600
      1,049        44,714         781       33,290       1,453       61,934
      1,500        51,938         980       33,933       1,574       54,500
             ------------             ------------             ------------
             $  3,428,097             $  2,579,196             $  5,213,051
             $  2,629,158             $  1,908,341             $  4,073,977
                    1.19%                    1.44%                    1.90%
        920  $     26,220         808 $     23,028       1,222 $     34,827
      2,128       123,956       1,643       95,705       3,576      208,302
      2,370       245,295       1,876      194,166       3,976      411,516
        800        37,200         300       13,950         400       18,600
      8,920       705,779       6,461      511,257      14,806    1,171,508
      4,553       482,618       3,565      377,890       7,539      799,134
        124         7,378          89        5,296           0          --
     10,981     1,319,092       8,611    1,034,395      18,391    2,209,218
        954        41,022         609       26,187       1,085       46,655
             ------------             ------------             ------------
             $  2,988,560             $  2,281,874             $  4,899,760
             $  2,044,865             $  1,492,982             $  3,361,561

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE
PERCENT OF NET ASSETS                            0.88%                    2.11%
Aetna Inc                             168 $     13,923       1,189 $     98,538
AFLAC Corp                          1,496       60,401       1,870       75,501
Alleghany Corp                          2          427         100       21,338
Allmerica Financial Corp              200        7,475         100        3,738
Allmerica Property &
 Casualty Co Inc                      300        9,413         800       25,100
Allstate Corp                         604       38,279       3,680      233,220
American General Corp                 300       13,013       1,635       70,918
American International Group
 Inc                                  609       73,689       3,523      426,282
American National Insurance
 Co                                   100        8,250         100        8,250
American States Financial
 Corp                                   0          --          100        3,275
Aon Corp                              140        8,873         860       54,503
Argonaut Group Inc                      0          --          100        2,875
Chubb Corp                            208       12,194       1,396       81,841
CIGNA Corp                             76       11,619         597       91,266
Cincinnati Financial Corp             630       43,549         746       51,567
CNA Financial Corp+                   100       11,125         100       11,125
Conseco Inc                         1,250       49,063       1,466       57,560
Equitable Co Inc                      900       28,238         900       28,238
Equitable of Iowa Co                  300       15,938         300       15,938
Everest Reinsurance Holdings
 Inc                                  300        9,450         200        6,300
General Re Corp                        97       16,454         692      117,381
Hartford Steam Boiler
 Inspection                           230       10,523         280       12,810
Highlands Insurance Group              37          833          76        1,710
Humana Inc+                           250        4,906       1,350       26,494
ITT Hartford Group Inc                131        9,825         996       74,700
Jefferson-Pilot Corp                  104        6,136         587       34,633
John Alden Financial Corp               0          --            0          --
Leucadia National Corp                400       10,650         400       10,650
Lincoln National Corp                 140        8,137         860       49,988
Loews Corp                            150       15,319         900       91,912
Marsh & McLennan Companies
 Inc                                   80        9,360         549       64,233
MBIA Inc                              450       43,931         450       43,931
Mercury General Corp                  100        6,138         100        6,138
Ohio Casualty Corp                    300       11,888         400       15,850
Old Republic International
 Corp                               1,050       28,481         950       25,769
Paul Revere Corp                        0          --          100        4,163
PMI Group Inc                         300       16,425         300       16,425
Progressive Corp Ohio                 482       31,872         620       40,998
Protective Life Corp                  300       12,900         300       12,900
Provident Companies Inc               297       16,187         290       15,805
Providian Corp                        151        8,437         719       40,174
Reliastar Financial Corp              300       18,600         400       24,800

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
                    2.91%                    3.46%                    3.96%
      2,625  $    217,547       1,916 $    158,788       3,562 $    295,201
      3,217       129,886       2,337       94,356       4,227      170,665
        102        21,764         102       21,764         102       21,764
        700        26,163         200        7,475         300       11,213
      1,400        43,925         900       28,238       1,700       53,337
      7,662       485,579       5,748      364,279      10,511      666,135
      3,499       151,769       2,682      116,332       4,788      207,679
      7,530       911,129       5,842      706,881      12,620    1,527,019
        200        16,500         200       16,500         300       24,750
          0           --            0          --          300        9,825
      1,868       118,385       1,390       88,091       2,568      162,747
          0           --          200        5,750         300        8,625
      2,987       175,113       2,304      135,072       4,114      241,183
      1,311       200,419         973      148,747       1,766      269,977
      1,245        86,061         940       64,978       1,695      117,167
      1,000       111,250         600       66,750       1,300      144,625
      2,566       100,720       1,902       74,654       3,548      139,242
      3,100        97,263       1,300       40,788       2,100       65,888
        400        21,250         400       21,250         800       42,500
        400        12,600         300        9,450         600       18,900
      1,382       234,422       1,121      190,150       1,962      332,804
        309        14,137         324       14,823         620       28,365
        172         3,870         136        3,060         216        4,860
      2,807        55,087       2,105       41,311       3,790       74,379
      2,025       151,875       1,486      111,450       2,743      205,725
      1,202        70,918         973       57,407       1,629       96,111
          0           --            0          --          300        5,700
        400        10,650         600       15,975       1,100       29,288
      1,812       105,323       1,332       77,422       2,482      144,266
      1,995       203,739       1,459      149,000       2,713      277,065
      1,120       131,040         884      103,428       1,892      221,364
        812        79,272         547       53,401         987       96,356
        200        12,275         100        6,138         300       18,413
        700        27,738         400       15,850         900       35,663
      1,800        48,825       1,250       33,906       2,100       56,962
          0           --            0          --          200        8,325
        300        16,425         400       21,900         700       38,325
      1,197        79,152         797       52,702       1,350       89,269
        600        25,800         500       21,500         700       30,100
        806        43,927         501       27,305         680       37,060
      1,650        92,194       1,270       70,961       2,252      125,830
        800        49,600         600       37,200       1,000       62,000

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                       LifePath 2000            LifePath 2010
                            ------------------------ ------------------------
                                 Shares        Value      Shares        Value
-----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAFECO Corp                         170 $      7,098       1,012 $     42,251
St Paul Co                          123        8,303         693       46,778
Sunamerica Inc                      600       27,525         600       27,525
TIG Holdings Inc                    500       17,875         500       17,875
Tokio Marine & Fire
 Insurance Co ADR                 5,700      277,163      17,100      831,487
Torchmark Corp                       78        4,592         598       35,207
Transamerica Corp                    74        6,484         495       43,374
Transatlantic Holdings Inc          151       12,741         200       16,875
Travelers Inc                       883       47,351       5,307      284,587
Travelers/Aetna Property &
 Casualty Corp Class A              100        3,688         500       18,438
U.S. Life Corp                       60        2,858         257       12,240
Unitrin Inc                         300       16,200         400       21,600
UNUM Corp                            83        6,381         627       48,201
USF & G Corp                        174        3,915         920       20,700
Western National Corp               400        9,200         400        9,200
Zurich Reinsurance Centre
 Holdings Inc                       200        7,675         100        3,838
                                        ------------             ------------
           TOTAL INSURANCE
                   - VALUE              $  1,160,970             $  3,579,013
                    - COST              $    985,708             $  2,986,964
LODGING
PERCENT OF NET ASSETS                          0.08%                    0.14%
Choice Hotels Inc                    59 $        907         505 $      7,764
HFS Inc+                            200       13,700       1,000       68,500
Hilton Hotels Corp                  393        9,874       1,828       45,929
Homestead Village Property
 Inc                                 75        1,310          88        1,529
Host Marriott Corp+               1,800       32,400       1,900       34,200
La Quinta Inns Inc                  800       15,800         750       14,813
Marriott International              173        9,169       1,013       53,689
Primadonna Resorts Inc                0          --            0          --
Promus Hotel Corp                   677       23,949         561       19,845
                                        ------------             ------------
             TOTAL LODGING
                   - VALUE              $    107,109             $    246,269
                    - COST              $     83,517             $    186,355
MACHINERY
PERCENT OF NET ASSETS                          0.18%                    0.40%
AGCO Corp                           300 $      8,513         300 $      8,513
AVX Corp                            300        6,638         200        4,425
Black & Decker Corp                 122        3,858         692       21,885
Case Corp                           100        5,188         650       33,719
Caterpillar Inc                     257       20,142       1,591      124,695
Cincinnati Milacron Inc              59        1,269         332        7,138

144
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    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      2,189  $     91,391       1,621 $     67,677       2,974 $    124,164
      1,392        93,960       1,045       70,537       1,991      134,393
      1,500        68,813         900       41,288       1,400       64,225
        900        32,175         700       25,025       1,100       39,325
     33,000     1,604,624      25,350    1,232,643      45,700    2,222,161
      1,191        70,120         967       56,932       1,690       99,499
      1,095        95,949         857       75,095       1,519      133,102
        355        29,953         260       21,938         340       28,688
     10,991       589,392       8,307      445,462      15,093      809,362
        900        33,188         600       22,125         900       33,188
        575        27,384         452       21,527         792       37,719
        600        32,400         400       21,600         800       43,200
      1,222        93,941       1,001       76,952       1,694      130,226
      2,023        45,518       1,507       33,908       2,698       60,705
        600        13,800         400        9,200       1,000       23,000
          0           --          100        3,838         300       11,512
             ------------             ------------             ------------
             $  7,306,200             $  5,500,779             $ 10,211,141
             $  6,003,379             $  4,478,005             $  8,548,751
                    0.20%                    0.23%                    0.29%
      1,105  $     16,989         807 $     12,408       1,217 $     18,711
      2,102       143,987       1,570      107,545       3,330      228,105
      3,969        99,721       3,062       76,933       6,024      151,353
        101         1,747         113        1,966         189        3,276
      3,400        61,200       2,500       45,000       4,700       84,600
      1,500        29,625         900       17,775       1,800       35,550
      2,048       108,544       1,608       85,224       3,418      181,154
          0           --            0          --          400        7,450
      1,174        41,530         745       26,354       1,355       47,933
             ------------             ------------             ------------
             $    503,343             $    373,205             $    758,132
             $    363,335             $    262,575             $    569,559
                    0.57%                    0.66%                    0.72%
        500  $     14,188         400 $     11,350         700 $     19,863
      1,300        28,763         300        6,638         600       13,275
      1,505        47,596       1,133       35,831       2,088       66,033
      1,273        66,037         912       47,310       1,715       88,966
      3,298       258,481       2,451      192,097       4,485      351,512
        636        13,674         513       11,030       1,011       21,736

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Cummins Engine Co Inc                  23 $      1,164         370 $     18,731
Deere & Co                            328       13,981       2,163       92,198
Federal Mogul Corp                    396        9,752         300        7,388
Giddings & Lewis Inc                   60          829         283        3,909
Goulds Pumps Inc                        0          --            0          --
Harsco Corp                           538       19,368         620       22,320
Ingersoll-Rand Co                     110        5,225         853       40,518
Jacobs Engineering Group+               0          --            0          --
Kubota Corp ADR                       100        9,000         100        9,000
MagneTek Inc                            0          --            0          --
Makita Corp ADR                     2,950       40,931       8,750      121,406
McDermott International Inc            44          979         415        9,234
Measurex Corp                           0          --            0          --
Nordson Corp                          214       11,984         160        8,960
Pall Corp                              78        1,697         894       19,445
Parker Hannifin Corp                  102        4,463         637       27,869
Pentair Co                              0          --            0          --
Presstek Inc+                         100        4,950         200        9,900
SPX Corp                               22        1,009          46        2,110
Tecumseh Products Co Class A          241       13,797         190       10,878
Teleflex Inc                          175        9,188           0          --
Thermo Electron Corp                  233        7,951       1,126       38,425
UCAR International Inc                400       17,200         400       17,200
York International Corp               402       17,738         520       22,945
Zurn Industries Inc                    22          564          46        1,179
                                          ------------             ------------
             TOTAL MACHINERY
                     - VALUE              $    237,378             $    683,990
                      - COST              $    245,176             $    663,236
METAL FABRICATORS
PERCENT OF NET ASSETS                            0.29%                    0.79%
Alcan Aluminum Ltd                    318 $     11,408       1,829 $     65,615
Allegheny Teledyne Inc                256        6,528       1,410       35,955
Alumax Inc                            489       19,132         480       18,780
Aluminum Co of America                210       14,963       1,398       99,607
Amphenol Corp Class A                 200        5,100         200        5,100
Armco Inc+                            107          441         875        3,609
Barrick Gold Corp                     407       11,498       2,970       83,903
Battle Mountain Gold Co               328        2,419       1,790       13,201
Bethlehem Steel Corp+                  62          512         856        7,062
British Steel PLC ADR (UK)            850       21,144       1,500       37,312
Crane Co                               78        2,545         362       11,810
Engelhard Corp                        164        3,629       1,165       25,776

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        683  $     34,577         472 $     23,895         955 $     48,347
      4,429       188,786       3,344      142,538       6,041      257,498
        553        13,618         398        9,801         380        9,358
        607         8,384         423        5,843         763       10,539
        315         7,422           0          --            0          --
      1,148        41,328         758       27,288       1,520       54,720
      1,893        89,918       1,395       66,263       2,590      123,025
        373         9,605           0          --            0          --
        100         9,000         100        9,000         100        9,000
        367         6,101           0          --            0          --
     16,425       227,897      13,075      181,416      23,550      326,756
        904        20,114         674       14,997       1,248       27,768
        286         9,974           0          --            0          --
        293        16,408         208       11,648         385       21,560
      1,844        40,107       1,454       31,625       3,312       72,036
      1,285        56,219         959       41,956       1,746       76,388
        576        18,072         406       12,738           0          --
        200         9,900         200        9,900         300       14,850
        226        10,368          83        3,808         248       11,377
        345        19,751         249       14,255         431       24,675
        254        13,335         194       10,185           0          --
      2,424        82,719       2,046       69,820       3,481      118,789
        800        34,400         600       25,800         900       38,700
        959        42,316         714       31,505       1,185       52,288
        224         5,740         180        4,613         241        6,176
             ------------             ------------             ------------
             $  1,444,798             $  1,053,150             $  1,865,235
             $  1,336,880             $    989,657             $  1,750,310
                    0.95%                    1.29%                    1.43%
      3,868  $    138,764       2,903 $    104,145       5,316 $    190,712
      2,815        71,783       2,165       55,207       4,040      103,020
        773        30,244         693       27,114       1,070       41,864
      2,945       209,831       2,307      164,374       4,118      293,407
        300         7,650         200        5,100         500       12,750
      1,771         7,305       1,205        4,971       3,167       13,064
      6,162       174,077       4,695      132,634       8,418      237,809
      3,697        27,265       2,857       21,070       5,222       38,512
      1,828        15,081       1,402       11,566       2,597       21,425
      3,050        75,869       2,400       59,700       4,050      100,744
        742        24,208         601       19,591       1,077       35,137
      2,466        54,560       1,829       40,467       3,350       74,119

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Freeport McMoRan Copper &
 Gold Inc Class B                      38 $      1,240          28 $        914
Freeport McMoRan Inc                  322       10,948       1,537       52,258
Getchell Gold Corp                     24        1,236         359       18,488
Inland Steel Industries Inc            97        1,916         396        7,821
Kaydon Corp                             0          --            0          --
Laboratory Corp of America
 Holdings                             660        2,475         418        1,568
Lukens Inc                              0          --            0          --
Mitsui & Co Ltd ADR                 1,250      183,750       3,700      543,899
Nucor Corp                            127        6,112         671       32,292
Oregon Steel Mills Inc                  0          --            0          --
Phelps Dodge Corp                      74        5,291         495       35,392
Placer Dome Inc                       242        5,203       1,849       39,754
Precision Castparts Corp                0          --            0          --
Reynolds Metals Co                    156        9,789         553       34,701
Santa Fe Pacific Gold Corp            178        3,338       1,056       19,800
Timken Co                              79        4,138         227       11,889
USX--U.S. Steel Group                 132        4,142         728       22,841
WMC Ltd ADR                         1,750       44,844       3,100       79,438
Worthington Industries Inc            133        2,776         727       15,176
                                          ------------             ------------
     TOTAL METAL FABRICATORS
                     - VALUE              $    386,517             $  1,323,961
                      - COST              $    393,179             $  1,344,946
OFFICE EQUIPMENT & SUPPLIES
PERCENT OF NET ASSETS                            0.01%                    0.00%
Standard Register Co                  301 $      9,820           0 $        --
                                          ------------             ------------
    TOTAL OFFICE EQUIPMENT &
                    SUPPLIES
                     - VALUE              $      9,820             $        --
                      - COST              $      6,560             $        --
PHARMACEUTICALS
PERCENT OF NET ASSETS                            1.17%                    2.98%
Abbott Laboratories                 1,011 $     56,869       5,896 $    331,649
Allergan Inc                           62        2,108         557       18,938
ALZA Corp+                            118        3,348         637       18,075
American Home Products Corp           838       53,632       4,888      312,831
Amgen Inc+                            366       22,372       1,996      122,006
Bergen Brunswig Corp Class A          420       13,493         516       16,577
Bristol-Myers Squibb Co               671       87,566       3,832      500,075
Centocor Inc+                         746       28,255         840       31,815
Covance Inc                            90        1,715       1,181       22,444
Dura Pharmaceuticals Inc                0          --          500       16,813
Glaxo Holdings PLC ADR (UK)         7,400      250,675      13,600      460,699

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
         52  $      1,696          38 $      1,240         236 $      7,700
      3,124       106,216       2,485       84,490       5,229      177,786
        222        11,433         458       23,587         746       38,419
        817        16,136         585       11,554       1,161       22,930
        250        10,813           0          --            0          --
      1,043         3,911         684        2,565       1,337        5,014
        230         4,284           0          --            0          --
      7,000     1,028,999       5,425      797,474       9,750    1,433,249
      1,540        74,113       1,144       55,055       2,108      101,448
        299         5,083         199        3,383           0          --
      1,095        78,293         855       61,133       1,550      110,825
      3,881        83,441       2,998       64,457       6,352      136,568
        300        14,700         213       10,437           0          --
      1,084        68,021         808       50,702       1,463       91,803
      2,255        42,281       1,630       30,563       3,095       58,031
        519        27,183         397       20,793         710       37,186
      1,425        44,709       1,080       33,885       1,970       61,809
      6,075       155,672       4,850      124,281       8,300      212,687
      1,579        32,962       1,161       24,236       2,139       44,652
             ------------             ------------             ------------
             $  2,646,583             $  2,045,774             $  3,702,670
             $  2,669,158             $  2,045,467             $  3,766,689
                    0.01%                    0.01%                    0.00%
        432  $     14,094         312 $     10,179           0 $        --
             ------------             ------------             ------------
             $     14,094             $     10,179                      --
             $      9,334             $      6,837                      --
                    4.10%                    5.07%                    6.32%
     12,530  $    704,813       9,742 $    547,987      20,980 $  1,180,124
      1,084        36,856         811       27,574       1,538       52,292
      1,376        39,044       1,022       28,999       2,365       67,107
     10,264       656,896       7,982      510,847      17,062    1,091,968
      4,285       261,921       3,318      202,813       7,057      431,359
        629        20,207         620       19,918       1,100       35,337
      8,069     1,053,004       6,250      815,624      13,432    1,752,875
      1,381        52,305       1,166       44,162       2,020       76,508
      1,030        19,565       1,678       31,873       3,446       65,474
        700        23,538         700       23,538       1,200       40,350
     26,600       901,074      21,100      714,761      36,250    1,227,968

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value
------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ICN Pharmaceuticals Inc              500 $     12,625         504 $     12,726
Interneuron Pharmaceuticals
 Co                                    0          --          400       10,950
IVAX Corp                          1,230       15,068       1,240       15,190
Lilly (Eli) & Co                     776       67,803       4,230      369,595
Marshall & Ilsley Corp               958       37,841       1,240       48,980
McKesson Corp                        400       26,500         500       33,125
Merck & Co Inc                     1,622      149,224       9,253      851,275
Millipore Corp                        50        2,156         344       14,835
Mylan Laboratories                 1,603       26,850       1,570       26,298
Novo Nordisk A/S ADR
 (Denmark)                         4,150      199,719       7,600      365,749
Omnicare Inc                         600       15,900         900       23,850
Perrigo Co+                          812        9,846         550        6,669
Pfizer Inc                           870       79,714       4,982      456,475
Pharmacia and Upjohn Inc             715       26,366       4,197      154,764
Rhone-Poulenc Rorer Inc              500       35,500         600       42,600
Scherer (R P) Corp                   300       17,325         300       17,325
Schering-Plough Corp                 476       36,474       2,846      218,075
Schweitzer-Mauduit
 International Inc                    20          683          92        3,140
SmithKline Beecham PLC ADR
 (UK)                              2,150      159,637       3,800      282,149
SouthTrust Corp                    1,171       46,401       1,180       46,758
ThermoLase Corp+                       0          --          100        1,313
Warner Lambert Co                    368       30,912       2,098      176,232
Watson Pharmaceutical Inc            300       13,088         400       17,450
Xoma Corp                            188        1,293           0          --
                                         ------------             ------------
      TOTAL PHARMACEUTICALS
                    - VALUE              $  1,530,958             $  5,047,445
                     - COST              $  1,159,867             $  3,527,393
PUBLISHING
PERCENT OF NET ASSETS                           0.22%                    0.42%
American Greetings Corp
 Class A                             130 $      4,030         651 $     20,181
Barnes & Noble                       200        6,600         200        6,600
Belo (A H) Corp                      456       17,214         440       16,610
Chris-Craft Industries Inc           113        4,647         254       10,446
Comcast Corp Class A                 440        7,865       2,896       51,766
Donnelley (R R) & Sons Co            253        7,811       1,191       36,772
Dow Jones & Co Inc                   100        4,013         818       32,822
E.W. Scripps Company                 300       10,800         300       10,800
Ennis Business Forms Inc               0          --            0          --
Gannett Co Inc                       233       18,582       1,120       89,320
Gibson Greetings Inc+                  0          --            0          --
Golden Books Family
 Entertainment Inc                   234        2,194           0          --
Harland (John H) Co                   53        1,603         226        6,837
Houghton Mifflin Co                  152        8,379         120        6,615

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        708  $     17,877         607 $     15,327       1,340 $     33,835
          0           --          600       16,425         900       24,638
      2,323        28,457       1,663       20,372       2,895       35,464
      8,912       778,685       6,823      596,159      14,711    1,285,373
      2,203        87,019       1,583       62,529       2,820      111,390
        800        53,000         600       39,750       1,000       66,250
     19,458     1,790,135      15,243    1,402,355      32,646    3,003,431
        717        30,921         528       22,770       1,314       56,666
      2,765        46,314       1,927       32,277       3,352       56,146
     14,875       715,859      11,700      563,062      20,250      974,531
        800        21,200       1,200       31,800       2,100       55,650
      1,252        15,180         842       10,209       1,680       20,370
     10,435       956,106       8,016      734,465      17,268    1,582,180
      8,660       319,338       6,576      242,490      11,933      440,029
      2,300       163,300       1,400       99,400       3,000      213,000
        400        23,100         300       17,325         700       40,425
      5,998       459,597       4,644      355,847       9,904      758,894
        214         7,303         176        6,006         351       11,978
      7,400       549,450       5,900      438,074      10,100      749,925
      2,137        84,679       1,587       62,885       2,835      112,337
          0           --            0          --          300        3,938
      4,380       367,920       3,414      286,776       7,253      609,252
        600        26,175         500       21,813         900       39,263
        193         1,327         193        1,327           0          --
             ------------             ------------             ------------
             $ 10,312,165             $  8,047,539             $ 16,306,327
             $  7,085,699             $  5,330,817             $ 11,283,845
                    0.56%                    0.69%                    0.77%
      1,315  $     40,765         992 $     30,752       1,783 $     55,273
        300         9,900         200        6,600         400       13,200
        714        26,954         544       20,536       1,040       39,260
        478        19,658         325       13,366         220        9,048
      6,373       113,918       4,086       73,037       8,714      155,763
      2,588        79,904       1,935       59,743       3,519      108,649
      1,673        67,129       1,275       51,159       2,264       90,843
        900        32,400         300       10,800         600       21,600
        247         2,748           0          --            0          --
      2,296       183,106       1,780      141,955       3,738      298,106
        244         5,033           0          --            0          --
        313         2,934         233        2,184           0          --
        470        14,218         374       11,313         836       25,289
        230        12,679         155        8,544         445       24,531

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Interpublic Group Co Inc              82 $      4,110         626 $     31,378
Knight-Ridder Inc                    140        5,565         732       29,097
Lee Enterprises Inc                  498       11,703           0          --
Liberty Media Group Class A        2,385       50,085       3,159       66,339
Marvel Entertainment Group
 Inc+                                  0          --          200          525
McGraw-Hill Inc                      172        8,923         766       39,736
Media General Inc Class A            280        8,400         220        6,600
Meredith Corp                         50        2,450         198        9,702
Moore Corp Ltd                       100        2,213         819       18,120
New York Times Co Class A            112        4,984         829       36,891
News Corporation Ltd               1,450       30,812       2,700       57,375
News Corporation Ltd                   0          --          290        5,184
Readers Digest Association
 Class A                           1,000       37,375       1,000       37,375
Readers Digest Association
 Class B                             200        6,775         300       10,163
Scholastic Inc                       200        6,600         200        6,600
Times Mirror Co Class A              148        7,622         790       40,685
Washington Post Co Class B            27        9,356         100       34,650
                                         ------------             ------------
           TOTAL PUBLISHING
                    - VALUE              $    290,711             $    719,189
                     - COST              $    267,130             $    639,839
REAL ESTATE
PERCENT OF NET ASSETS                           0.11%                    0.12%
Castle & Cooke Inc                   215 $      3,440         136 $      2,176
Echelon International Corp            68        1,167          53          914
Equity Residential
 Properties Trust                    400       18,100         400       18,100
Federal Realty Investment
 Trust                                 0          --            0          --
Franchise Finance Corp                 0          --          100        2,588
Health & Retire Property
 Trust                               600       11,850         700       13,825
Health Care Property
 Investors Inc                       300       10,238         400       13,650
Kimco Realty Corp                    300       10,088         350       11,769
MAXXAM Inc+                            0          --            0          --
Meditrust Corp                       600       23,100         600       23,100
New Plan Realty Trust                800       18,600         700       16,275
Public Storage Inc                     0          --          700       18,813
Security Capital Pacific
 Trust                               600       14,100         700       16,450
Simon Debartolo Group Inc            300        9,038         900       27,113
Vornado Realty Trust                 300       17,363         300       17,363
Weingarten Realty
 Investments                         200        8,575         300       12,863
                                         ------------             ------------
          TOTAL REAL ESTATE
                    - VALUE              $    145,659             $    194,999
                      -COST              $    118,817             $    165,240

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      1,350  $     67,669         997 $     49,975       2,226 $    111,578
      1,579        62,765       1,261       50,125       2,169       86,218
        708        16,638         510       11,985           0          --
      5,583       117,243       4,134       86,814       6,471      135,891
      1,400         3,675         200          525         600        1,575
      1,605        83,259       1,206       62,561       2,631      136,483
        410        12,300         290        8,700         570       17,100
        420        20,580         318       15,582         803       39,347
      1,665        36,838       1,318       29,161       2,394       52,967
      1,619        72,045       1,298       57,761       2,282      101,549
          0           --          580       10,368       1,015       18,143
      5,200       110,500       4,150       88,187       6,950      147,688
      1,800        67,275       1,500       56,063       2,600       97,175
        300        10,163         300       10,163         600       20,325
        200         6,600         200        6,600         400       13,200
      1,619        83,379       1,312       67,568       2,373      122,210
         80        27,720         133       46,085         125       43,313
             ------------             ------------             ------------
             $  1,409,995             $  1,088,212             $  1,986,324
             $  1,232,980             $    940,426             $  1,745,609
                    0.06%                    0.06%                    0.18%
        336  $      5,376         222 $      3,552         341 $      5,456
         96         1,648          69        1,195          65        1,121
        400        18,100         700       31,675       1,200       54,300
          0           --            0          --          400       10,750
          0           --            0          --          300        7,763
        800        15,800       1,000       19,750       1,700       33,575
        400        13,650         500       17,063         700       23,887
        450        15,131         300       10,088         700       23,537
        128         6,160           0          --            0          --
      1,100        42,350         800       30,800       1,400       53,900
      1,400        32,550         900       20,925       1,700       39,525
      1,400        37,625         900       24,188       1,800       48,375
        800        18,800         900       21,150       1,500       35,250
      1,600        48,200       1,100       33,138       2,000       60,250
        300        17,363         400       23,150         600       34,725
        400        17,150         400       17,150         700       30,013
             ------------             ------------             ------------
             $    289,903             $    253,824             $    462,427
             $    255,459             $    216,013             $    381,541

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PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL & RELATED
PERCENT OF NET ASSETS                            0.82%                    1.97%
AnnTaylor Stores Inc                  247 $      4,940         195 $      3,900
AutoZone Inc+                         250        6,188       1,200       29,700
Bed Bath & Beyond Inc                 400       10,400         500       13,000
Benetton Spa ADR (Italy)            5,350      122,381       9,800      224,175
Best Buy Co Inc+                        0          --          100          925
Borders Group Inc                       0          --          400       16,850
CDW Computer Centers Inc                0          --            0          --
Charming Shoppes Inc+                 255        1,132         874        3,878
Circuit City Stores Inc               143        4,469         812       25,375
Coles Myer Ltd ADR
 (Australia)                        2,424       86,658       4,332      154,869
CompUSA Inc                             0          --        1,100       22,000
Consolidated Stores Corp              875       30,734         875       30,734
Corporate Express Inc               1,050       19,688       1,050       19,688
Costco Co Inc                           0          --          200        5,125
Dayton-Hudson Corp                    275       11,550       1,685       70,770
Department 56 Inc                     200        3,600         200        3,600
Dillard Department Inc Class
 A                                    123        3,705         966       29,101
Dollar General Corp                   690       19,579         835       23,693
Eastman Kodak Co                      479       42,930       2,531      226,841
Edison Brothers Stores Inc+             0          --            0          --
Family Dollar Stores Inc              620       14,648         480       11,340
Federated Department Stores
 Inc                                  250        8,688       1,750       60,813
Fingerhut Co                          505        7,386         400        5,850
Footstar Inc                           46        1,162         245        6,186
Gap Inc                               408       13,464       2,238       73,854
Global DirectMail Corp                200        6,700         200        6,700
Hancock Fabrics Inc                     0          --            0          --
Heilig Meyers Co                      524        7,401         410        5,791
Home Depot Inc                        635       34,608       3,727      203,121
Intelligent Electronics+                0          --            0          --
Ito Yokado Co Ltd ADR                 750      135,000       2,100      377,999
Jones Apparel Group Inc               400       14,850         400       14,850
Jostens Inc                           105        2,258         251        5,397
K Mart Corp+                          684        8,550       4,012       50,150
Kohls Corp                            286       13,156         720       33,120
Limited Inc                           366        6,954       2,210       41,990
Longs Drug Stores Corp                 74      $ 1,878         320        8,120
Lowe's Co Inc                         250        9,125       1,363       49,750
Lucasvarity PLC                        37        1,212         448       14,672
Macfrugals Bargains Close-
 outs+                                  0          --            0          --
May Department Stores Co              385       17,951       2,045       95,348
Mercantile Stores Co Inc               90        4,320         313       15,024

154
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
           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
                    2.64%                    3.26%                    3.95%
        351  $      7,020         253 $      5,060         237 $      4,740
      2,376        58,806       2,031       50,267       3,515       86,996
        800        20,800         600       15,600       1,200       31,200
     19,125       437,484      15,100      345,413      26,000      594,750
          0           --          300        2,775         600        5,550
          0           --          500       21,063         900       37,913
          0           --            0          --          100        5,256
      1,617         7,175       1,180        5,236       2,388       10,597
      1,725        53,906       1,244       38,875       2,312       72,250
      8,475       302,981       6,732      240,669      11,640      416,130
          0           --        1,400       28,000       2,400       48,000
      1,375        48,297       1,000       35,125       1,950       68,494
      1,950        36,563       1,350       25,313       2,700       50,625
        100         2,563         100        2,563         100        2,563
      3,475       145,950       2,673      112,266       5,718      240,156
        300         5,400         200        3,600         600       10,800
      1,993        60,039       1,527       46,001       2,687       80,946
      1,491        42,314         965       27,382       1,906       54,090
      5,384       482,541       4,253      381,174       9,074      813,257
        347           564           0          --            0          --
        857        20,247         627       14,813         495       11,694
      3,528       122,598       2,744       95,354       4,866      169,094
        714        10,442         509        7,444         180        2,633
        521        13,155         382        9,646         654       16,513
      4,548       150,084       3,547      117,051       7,737      255,321
        300        10,050         200        6,700         400       13,400
        342         4,318           0          --            0          --
        834        11,780         544        7,684       1,300       18,362
      7,719       420,685       6,013      327,709      12,819      698,635
        540         1,890           0          --            0          --
      4,125       742,500       3,150      566,999       5,750    1,035,000
        600        22,275         600       22,275       1,000       37,125
        626        13,459         514       11,051       1,095       23,542
      8,329       104,113       6,190       77,375      11,359      141,988
      1,004        46,184         808       37,168       1,458       67,068
      4,577        86,963       3,506       66,614       6,419      121,961
        630        15,986         518       13,144         953       24,182
      2,817       102,821       2,161       78,876       3,857      140,780
        982        32,160         738       24,169       1,204       39,431
        438        11,881           0          --            0          --
      4,300       200,488       3,317      154,655       5,977      278,678
        670        32,160         435       20,880         904       43,392

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Meyer (Fred) Inc+                      0 $        --            0 $        --
Michaels Stores Inc                    0          --            0          --
Micro Warehouse Inc+                 300        4,313         300        4,313
Neiman Marcus Group Inc+               0          --          200        5,375
Newell Co                            152        5,643       1,215       45,107
Nordstrom Inc                        119        4,373         687       25,247
Office Depot Inc+                  1,538       29,222       1,550       29,450
Officemax Inc                      1,600       19,200       1,550       18,600
Payless ShoeSource Inc               517       22,231         511       21,973
Penney (J C) Co Inc                  545       26,859       2,081      102,507
PetSmart Inc                       1,200       23,400       1,300       25,350
Price/Costco Inc                     306        7,841       1,562       40,026
Revco DS Inc+                        600       24,525         600       24,525
Rite Aid Corp                        104        4,381         998       42,041
Ruddick Corp                           0          --            0          --
Saks Holdings Inc                    200        6,700         200        6,700
Sears Roebuck & Co                   491       26,637       3,218      174,576
Service Merchandise Co+              771        2,795           0          --
Sherwin Williams Co                  127        7,128         696       39,063
Staples Inc                        1,396       30,189       1,397       30,210
Sunglass Hut International
 Inc+                                600        4,350         500        3,625
Talbots Inc                          200        6,425         200        6,425
Tandy Corp                            61        3,073         457       23,021
Tech Data Corp+                        0          --          500       12,000
TJX Companies Inc                     78        3,257         600       25,050
Toys R Us Inc+                       359        9,334       2,211       57,486
Viking Office Products Inc           800       18,900       1,000       23,625
Waban Inc                            365       10,448           0          --
Walgreen Co                          330       14,108       1,912       81,738
WalMart Stores Inc                 3,052       80,497      17,528      462,300
Williams-Sonoma Inc+                   0          --            0          --
Woolworth (F W) Co+                  181        3,778       1,049       21,898
                                         ------------             ------------
     TOTAL RETAIL & RELATED
                    - VALUE              $  1,076,872             $  3,336,530
                     - COST              $  1,001,027             $  3,042,268
SERVICES
PERCENT OF NET ASSETS                           0.09%                    0.18%
Block (H R) Inc                      111 $      3,261         852 $     25,028
CMS Energy Corp                      921       30,163         740       24,235
Corrections Corp of America          800       22,800         900       25,650
CUC International Inc                615       14,683       3,033       72,401
Dun & Bradstreet Corp                173        4,239       1,410       34,545
Public Service Enterprise
 Group                               379       10,659       1,964       55,238

156
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
           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
          0  $        --            0 $        --          200 $      7,925
          0           --            0          --          200        2,950
        600         8,625         400        5,750         700       10,062
          0           --          400       10,750         400       10,750
      2,547        94,557       1,975       73,322       4,215      156,482
      1,377        50,605       1,059       38,918       1,871       68,759
      2,442        46,398       1,967       37,373       3,980       75,620
      2,700        32,400       1,950       23,400       3,150       37,800
        743        31,949         615       26,445       1,104       47,472
      4,359       214,692       3,227      158,907       5,878      289,478
      2,200        42,900       1,600       31,200       3,100       60,450
      3,520        90,200       2,653       67,983       4,844      124,128
        700        28,613         700       28,613       1,400       57,225
      2,117        89,179       1,638       69,001       2,883      121,446
        714        11,424         524        8,384           0          --
      1,200        40,200         300       10,050         400       13,400
      6,752       366,296       5,105      276,946       9,253      501,975
      1,516         5,496       1,111        4,027           0          --
      1,341        75,264       1,094       61,401       1,960      110,005
      2,163        46,775       1,740       37,628       3,257       70,433
      1,000         7,250         700        5,075       1,300        9,425
          0           --          200        6,425         400       12,850
      1,022        51,483         735       37,026       1,385       69,769
          0           --          700       16,800       1,100       26,400
      1,284        53,607         897       37,450       1,887       78,782
      4,705       122,330       3,534       91,884       6,465      168,090
      2,000        47,250       1,400       33,075       2,200       51,975
        497        14,227         367       10,505           0          --
      3,932       168,093       3,100      132,525       6,542      279,670
     36,969       975,056      28,745      758,148      61,511    1,622,352
          0           --            0          --          200        5,038
      2,259        47,157       1,731       36,135       3,158       65,923
             ------------             ------------             ------------
             $  6,650,668             $  5,181,135             $  9,929,746
             $  5,987,479             $  4,597,043             $  8,993,832
                    0.15%                    0.31%                    0.33%
      1,816  $     53,345       1,404 $     41,243       2,418 $     71,029
      1,314        43,034         954       31,243         885       28,984
      1,400        39,900       1,200       34,200       2,100       59,850
      6,351       151,630       4,905      117,095      10,597      253,003
      2,965        72,643       2,216       54,292       3,961       97,045
      4,064       114,300       3,103       87,272       5,653      158,991

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PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Service Corp International            298 $      8,642       1,938 $     56,202
Sotheby's Holdings Inc                611       10,387           0          --
Stewart Enterprises Inc
 Class A                              450       15,891         450       15,891
                                          ------------             ------------
              TOTAL SERVICES
                     - VALUE              $    120,725             $    309,190
                      - COST              $    115,721             $    288,004
TELECOMMUNICATIONS
PERCENT OF NET ASSETS                            1.77%                    3.99%
360 Communications Co               1,525 $     32,978       1,519 $     32,848
ADC Telecommunications              1,372       37,044       1,760       47,520
Adtran Inc+                           100        3,563         200        7,125
Advanced Fibre Communication            0          --          100        3,250
Airtouch Communications               788       21,473       4,101      111,752
Alcatel Alsthom Compagnie
 Generale d'electricite ADR
 (France)                          11,636      238,529      21,673      444,297
Aliant Communications Inc               0          --            0          --
Alltel Corp                           221        7,818       1,600       56,600
Ameritech Corp                        733       46,729       4,550      290,062
Andrew Corp                           104        5,720         465       25,575
Ascend Communications Inc+          1,000       52,250       1,200       62,700
AT & T Corp                         2,345       93,507      13,301      530,376
Bell Atlantic Corp                    589       40,715       3,588      248,021
BellSouth Corp                      1,338       62,719       8,128      380,999
British Telecommunications
 PLC ADR (UK)                       3,700      258,075       6,700      467,324
Cascade Communications Corp           500       15,438       1,000       30,875
Century Telephone Enterprise          567       17,364         460       14,088
Comsat Corp                           510       13,388         600       15,750
Cox Communications Inc Class
 A                                    613       12,337         874       17,589
DSC Communications Corp+              121        2,541         963       20,223
DSP Communications Inc                  0          --          500        5,844
Excel Communication Inc               400        7,400         400        7,400
Federal Signal Corp                   498       12,512         590       14,824
Frontier Corp                         183        4,049         580       12,833
General Instrument Corp+              150        3,563       1,000       23,750
Glenayre Technologies Inc+            650        8,613         650        8,613
GTE Corp                            1,326       61,990       7,343      343,284
Hong Kong Telecommunications
 Ltd ADR (Hong Kong)               22,485      390,677      41,767      725,701
ITT Corp                              131        7,402         996       56,274
K-III Communications Corp               0          --          200        2,550
LCI International Inc+                300        5,700         300        5,700
Loral Space & Communications        1,842       29,702       2,282       36,797
Lucent Technologies Inc               842       45,363       4,885      263,179

158
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
           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
      4,015  $    116,435       3,121 $     90,509       5,571 $    161,559
        848        14,416         623       10,591           0          --
        750        26,484         600       21,188         900       31,781
             ------------             ------------             ------------
             $    632,187             $    487,633             $    862,242
             $    566,141             $    445,589             $    825,612
                    5.51%                    6.60%                    7.63%
      2,624  $     56,744       1,928 $     41,693       3,654 $     79,018
      2,896        78,192       2,216       59,832       3,920      105,840
        200         7,125         200        7,125         400       14,250
          0           --            0          --          200        6,500
      8,550       232,987       6,528      177,888      11,843      322,722
     42,298       867,109      32,813      672,674      56,501    1,158,268
        490         8,207           0          --            0          --
      3,202       113,271       2,491       88,119       4,452      157,490
      9,427       600,971       7,115      453,580      12,916      823,395
      1,008        55,440         797       43,835       1,691       93,005
      2,000       104,500       1,500       78,375       2,800      146,300
     27,719     1,105,294      21,107      841,641      38,113    1,519,755
      7,531       520,580       5,686      393,044      10,347      715,236
     17,004       797,061      12,969      607,921      23,361    1,095,047
     13,100       913,724      10,350      721,911      17,850    1,245,036
      1,000        30,875       1,300       40,138       2,400       74,100
        828        25,358         588       18,008         565       17,303
        819        21,499         814       21,368       1,390       36,488
      4,594        92,454       2,327       46,831       5,749      115,699
      2,049        43,029       1,519       31,899       2,732       57,372
          0           --          600        7,013       1,000       11,688
      1,800        33,300         500        9,250         700       12,950
        807        20,276         802       20,150       1,280       32,160
      2,671        59,096         736       16,284       4,394       97,217
      2,194        52,108       1,754       41,658       3,608       85,690
      1,175         0,569         800       10,600       1,425       18,881
     15,508       724,999      12,151      568,058      25,996    1,215,312
     82,053     1,425,670      63,191    1,097,943     106,456    1,849,672
      2,025       114,412       1,486       83,959       2,733      154,415
      1,800        22,950           0          --          400        5,100
        600        11,400         500        9,500         900       17,100
      2,912        46,956       2,974       47,956       5,366       86,527
     10,260       552,757       7,814      420,978      17,082      920,293

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PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MCI Communications Corp               965 $     34,499       5,592 $    199,914
McLeod Inc Class A                      0          --          200        3,575
Mobile Telecommunications
 Tech                                   0          --          400        3,100
NEXTEL Communications Class
 A                                  1,068       15,219         880       12,540
Nippon Telegraph & Telegraph
 ADR                                2,436       88,914       7,511      274,152
Northern Telecom Ltd                  390       28,031       1,997      143,534
NYNEX Corp                            652       33,578       3,603      185,554
Octel Communications                    0          --          600       10,950
Omnipoint Corp                        200        3,425         300        5,138
Pacific Telesis Group                 564       22,983       3,364      137,083
Paging Network Inc                    500        7,531         600        9,038
Pairgain Technologies Inc               0          --          600       17,738
Picturetel Corp+                      400        6,300         400        6,300
Qualcom Inc+                          500       27,844         700       38,981
SBC Communication Inc                 802       46,115       4,606      264,845
Scientific-Atlanta Inc                 82        1,374         627       10,502
Southern New England
 Telecommunications Co                687       24,904         550       19,938
Sprint Corp                           577       26,253       3,507      159,568
Telecommunications of New
 Zealand Corp ADR (New
 Zealand)                             850       61,412       1,600      115,600
Telefonica de Espana SA
 (Spain)                            2,450      168,744       4,500      309,937
Telephone & Data System Inc           566       22,640         450       18,000
Teleport Communications
 Group Inc
 Class A                              300        9,000         300        9,000
Tellabs Inc                           250        9,969       1,350       53,831
U.S. West Inc                         644       23,184       3,891      140,076
Vanguard Cellular Systems
 Class A+                             411        5,805         330        4,661
Vodafone Group PLC ADR (UK)         1,850       87,875       3,500      166,250
Western Wireless Corp Class
 A                                      0          --          100        1,413
WorldCom Inc                        1,206       32,110       4,861      129,424
                                          ------------             ------------
    TOTAL TELECOMMUNICATIONS
                     - VALUE              $  2,326,868             $  6,764,365
                      - COST              $  2,144,552             $  6,023,017
TEXTILES
PERCENT OF NET ASSETS                            0.05%                    0.05%
Brown Group Inc                        31 $        504         180 $      2,925
Burlington Industries Inc             729        9,386         477        6,141
Cintas Corp                           310       16,740         400       21,600
Collins & Aikman Corp                   0          --            0          --
Shaw Industries Inc                 1,260       16,380       1,330       17,290

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
     11,685  $    417,739       8,941 $    319,641      16,101 $    575,611
          0           --          200        3,575         800       14,300
          0           --            0          --            0          --
      1,588        22,629       1,101       15,689       1,025       14,606
     14,443       527,170      11,106      405,368      19,974      729,051
      4,208       302,450       3,278      235,606       6,905      496,297
      7,527       387,641       5,726      294,889      10,310      530,965
        730        13,323         540        9,855       1,300       23,725
        400         6,850         400        6,850         600       10,275
      6,887       280,645       5,384      219,398      11,457      466,873
      1,500        22,594         800       12,050       1,500       22,594
      1,100        32,519         700       20,694       1,200       35,475
        700        11,025         500        7,875         800       12,600
      1,000        55,688         800       44,550       1,600       89,100
      9,743       560,223       7,668      440,909      16,311      937,883
      1,334        22,345         962       16,114       1,853       31,038
        975        35,344         710       25,738         680       24,650
      7,333       333,652       5,566      253,253      10,158      462,189
      3,175       229,394       2,500      180,625       4,400      317,900
      8,700       599,213       6,900      475,237      11,850      816,169
        827        33,080         587       23,480         565       22,600
      2,600        78,000         400       12,000       3,300       99,000
      2,925       116,634       2,216       88,363       4,718      188,130
      8,154       293,544       6,264      225,504      11,272      405,792
        595         8,404         427        6,031         390        5,509
      6,800       323,000       5,400      256,500       9,200      437,000
          0           --            0          --          300        4,238
     14,072       374,667       7,401      197,052      23,244      618,858
             ------------             ------------             ------------
             $ 13,841,686             $ 10,476,077             $ 19,682,257
             $ 12,190,810             $  9,184,710             $ 17,789,530
                    0.06%                    0.07%                    0.08%
        338  $      5,493         221 $      3,591         253 $      4,111
      1,136        14,626         749        9,643       1,902       24,488
        820        44,280         515       27,810         890       48,060
          0           --            0          --          400        3,150
      2,415        31,395       1,605       20,865       3,100       40,300

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Springs Industries Inc Class
 A                                     31 $      1,368         180 $      7,943
Unifi Inc                             768       24,480         800       25,500
                                          ------------             ------------
              TOTAL TEXTILES
                     - VALUE              $     68,858             $     81,399
                      - COST              $     60,570             $     73,851
TOBACCO
PERCENT OF NET ASSETS                            0.27%                    0.71%
BAT Industries PLC ADR (UK)         9,700 $    170,963      17,800 $    313,724
Imperial Tobacco Group ADR          2,137       29,600       3,975       55,059
Philip Morris Co Inc                1,126      152,151       6,240      843,179
                                          ------------             ------------
               TOTAL TOBACCO
                     - VALUE              $    352,714             $  1,211,962
                      - COST              $    298,831             $    860,627
TRANSPORTATION
PERCENT OF NET ASSETS                            0.18%                    0.44%
Alexander & Baldwin Inc               504 $     13,482         590 $     15,783
Burlington Northern Santa Fe          189       15,734       1,300      108,225
Caliber Systems Inc                    93        2,116         266        6,052
Conrail Inc                            60        6,270         348       36,366
Consolidated Freightways
 Corp                                  31          264         181        1,534
Consolidated Freightways Inc           62        1,535         361        8,935
CSX Corp                              268       12,362       1,754       80,903
Dial Corp                             136        2,040       1,080       16,200
Federal Express Corp                  146        7,519         888       45,732
Fritz Companies Inc+                  200        2,013         200        2,013
Hunt (J B) Transport
 Services                               0          --            0          --
Illinois Central Corp                 411       14,128         690       23,719
Kansas City Southern
 Industries                           281       14,753         470       24,675
Laidlaw Inc Class B                   381        5,286       2,542       35,270
Norfolk Southern Corp                 192       17,496       1,008       91,854
Outboard Marine Corp                   35          508         184        2,668
Overseas Shipholding Group            393        6,828         310        5,386
Pittston Brink's Group                523       13,467         520       13,390
Pittston Burlington Group              61        1,167         160        3,060
Roadway Express Inc                    46          897         158        3,081
Tidewater Inc                         565       24,295         750       32,250
Trinity Industries Inc                522       16,835         540       17,415
Union Pacific Corp                    457       27,534       2,059      124,055
Viad Corp                             136        2,176       1,080       17,280
Wisconsin Central Transport           600       21,525         600       21,525

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        372  $     16,415         293 $     12,929         498 $     21,974
      1,182        37,676         982       31,301       1,640       52,275
             ------------             ------------ ----------- ------------
             $    149,885             $    106,139             $    194,358
             $    133,367             $     94,621             $    179,094
                    0.99%                    1.23%                    1.53%
     34,750  $    612,469      27,550 $    485,568      47,000 $    835,425
      7,743       107,251       6,112       84,660      10,312      142,836
     13,106     1,770,947      10,256    1,385,841      21,972    2,968,966
             ------------             ------------ ----------- ------------
             $  2,490,667             $  1,956,069             $  3,947,227
             $  1,759,524             $  1,348,683             $  2,781,408
                    0.58%                    0.71%                    0.80%
        814  $     21,775         809 $     21,641       1,380 $     36,915
      2,578       214,619       1,980      164,835       3,631      302,281
        668        15,197         544       12,376         914       20,794
        842        87,989         608       63,536       1,280      133,760
        405         3,443         286        2,431         569        4,836
        810        20,047         573       14,182       1,138       28,165
      3,690       170,201       2,793      128,827       5,109      235,653
      1,641        24,615       1,228       18,420       2,908       43,620
      1,907        98,211       1,460       75,190       2,686      138,329
        300         3,019           0          --          400        4,025
        596         8,269           0          --            0          --
      1,135        39,016       1,015       34,891       1,702       58,506
        765        40,163         485       25,463         960       50,400
      5,407        75,022       4,022       55,805       7,371      102,273
      2,112       192,456       1,614      147,076       2,958      269,548
        424         6,148         224        3,248         348        5,046
        550         9,556         405        7,037         375        6,516
        657        16,918         743       19,132       1,104       28,428
        328         6,273         221        4,227         402        7,688
        270         5,265         243        4,739         359        7,001
        925        39,775         985       42,355       1,765       75,895
        705        22,736         635       20,479       1,205       38,861
      4,204       253,291       3,229      194,547       5,793      349,028
      1,641        26,256       1,228       19,648       2,908       46,528
      1,200        43,050         900       32,288       1,400       50,225

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Xtra Corp                             200 $      8,100         200 $      8,100
Yellow Corp+                           49          766         223        3,484
                                          ------------             ------------
        TOTAL TRANSPORTATION
                     - VALUE              $    239,096             $    748,955
                      - COST              $    208,733             $    646,403
UTILITIES
PERCENT OF NET ASSETS                            0.62%                    1.05%
Allegheny Power Systems Inc         1,284 $     39,323       1,010 $     30,931
American Electric Power Inc           298       12,442       1,512       63,126
American Water Works Co Inc           600       14,025         700       16,363
Atlantic Energy Inc                   569        9,744         460        7,878
Baltimore Gas & Electric Co           231        6,353       1,172       32,230
Calenergy Inc+                        500       16,688         500       16,688
Carolina Power & Light Co             156        5,792       1,271       47,186
Central & South West Corp             331        8,068       1,744       42,510
Cinergy Corp                          220        7,590       1,312       45,264
Consolidated Edison Co                335       10,343       1,972       60,886
Delmarva Power & Light Co             640       12,400         510        9,881
Dominion Resources Inc                270       10,868       1,510       60,778
DTE Energy Co                         232        7,018       1,223       36,996
Duke Power Co                         259       11,461       1,697       75,092
Edison International                  610       13,115       3,532       75,938
Entergy Corp                          329        8,677       1,864       49,163
Florida Progress Corp               1,015       31,973         800       25,200
FPL Group Inc                         233       10,602       1,495       68,023
GPU Inc                               137        4,795         984       34,440
Hawaiian Electric Industries
 Inc                                  392       13,769         340       11,943
Houston Industries Inc                308        7,161       1,992       46,314
Idaho Power Co                        402       12,412         320        9,880
Ies Industries                          0          --            0          --
Illinova Corp                         813       20,325         650       16,250
IPALCO Enterprises Inc                607       19,196         480       15,180
Kansas City Power & Light Co          667       19,010         530       15,105
LG & E Energy Corp                    728       18,018         560       13,860
Midamerican Energy Co                 451        7,442         367        6,056
Minnesota Power & Light Co            349        9,772         270        7,560
Montana Power Co                      563       12,316         460       10,063
Nevada Power Co                       444        9,047         360        7,335
New England Electric System           695       24,238         560       19,530
New York State Electric &
 Gas Corp                             772       17,949         610       14,183
Niagara Mohawk Power Corp+            125        1,281       1,091       11,183
NIPSCO Industries Inc                 702       27,992         560       22,330
Northeast Utilities                 1,340       13,903       1,070       11,101

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value
---------------------------------------------------------------------------
        300  $     12,150         200 $      8,100         500 $     20,250
        585         9,141         299        4,672         437        6,828
             ------------             ------------             ------------
             $  1,464,601             $  1,125,145             $  2,071,399
             $  1,192,256             $    925,861             $  1,783,628
                    1.40%                    1.70%                    1.69%
      1,809  $     55,401       1,319 $     40,394       1,230 $     37,669
      3,194       133,350       2,399      100,158       4,428      184,869
        800        18,700       1,000       23,375       1,700       39,738
        830        14,214         590       10,104         550        9,419
      2,530        69,575       1,893       52,058       3,501       96,278
        900        30,038         900       30,038       1,600       53,400
      2,578        95,708       1,981       73,545       3,559      132,128
      3,576        87,165       2,695       65,691       4,925      120,047
      2,732        94,254       2,037       70,276       3,703      127,754
      4,051       125,075       3,054       94,292       5,540      171,048
        903        17,496         648       12,555         615       11,916
      3,106       125,017       2,305       92,776       4,232      170,338
      2,508        75,867       1,854       56,084       3,443      104,151
      3,404       150,627       2,643      116,953       4,737      209,612
      7,421       159,552       5,664      121,776      10,206      219,429
      3,990       105,236       3,019       79,626       5,391      142,188
      1,434        45,171       1,039       32,729         980       30,870
      3,148       143,234       2,387      108,609       4,312      196,196
      2,046        71,610       1,621       56,735       2,852       99,820
        423        14,858         403       14,155         880       30,910
      4,114        95,650       3,083       71,680       5,525      128,456
        585        18,062         415       12,813         385       11,887
          0           --            0          --          300        9,113
      1,153        28,825         843       21,075         780       19,500
        882        27,893         627       19,829         577       18,248
        955        27,218         690       19,665         645       18,383
        992        24,552         732       18,117         690       17,078
        680        11,220         489        8,069           0          --
        480        13,440         350        9,800         335        9,380
        824        18,025         584       12,775         540       11,813
        652        13,285         472        9,617         450        9,169
      1,008        35,154         718       25,040         690       24,064
      1,087        25,273         787       18,298         740       17,205
      2,392        24,518       1,793       18,378       3,432       35,178
      1,015        40,473         740       29,508         675       26,916
      1,916        19,879       1,386       14,380       1,290       13,384

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                       LifePath 2000             LifePath 2010
                            ------------------------  ------------------------
                                 Shares        Value       Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Northern States Power Co             67 $      3,191          588 $     28,004
OGE Energy Corp                     429       18,072          340       14,323
Ohio Edison Co                      243        5,468        1,283       28,868
Pacificorp                          394        8,126        2,377       49,026
PECO Energy Co                      313        7,043        1,825       41,063
PG & E Corp                         573       13,179        3,348       77,004
Pinnacle West Capital Corp          941       29,406          750       23,438
Portland General Corp               540       21,128          430       16,824
Potomac Electric Power Co         1,282       32,531        1,010       25,629
PP & L Resources Inc                250        5,719        1,350       30,881
Public Service Company Of
 Colorado                           661       25,779          530       20,670
Public Service Company Of
 New                                  0          --             0          --
Puget Sound Power & Light
 Co                                 683       17,331          540       13,703
SCANA Corp                        1,026       26,804          820       21,423
Southern Co                         986       21,446        5,572      121,191
Southwestern Public
 Services Co                        433       15,642          350       12,644
TECO Energy Inc                   1,265       30,834          990       24,131
Texas Utilities Co                  320       12,920        1,857       74,976
U.S. Filter Corp                      0          --           600       21,000
Unicom Corp                         299        6,653        1,787       39,761
Union Electric Co                   104        3,991          822       31,544
Wisconsin Energy Corp             1,148       29,418          920       23,575
Wisconsin Power & Light
 Holdings Co                        341        9,463          260        7,215
                                        ------------              ------------
           TOTAL UTILITIES
                   - VALUE              $    819,252              $  1,783,339
                    - COST              $    724,797              $  1,720,992
WARRANTS
PERCENT OF NET ASSETS                           0.00%                     0.00%
Homestead Village Property
 Corp expires 10/29/1997*             1 $          5           -- $         --
Morrison Knudsen Corp
 expires 03/11/2003*                  4           19           17           81
                                        ------------              ------------
            TOTAL WARRANTS
                   - VALUE              $         24              $         81
                    - COST              $         22              $         74
       TOTAL COMMON STOCKS
                   - VALUE              $ 27,653,687              $ 77,912,154
                    - COST              $ 22,935,306              $ 63,393,881

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020              LifePath 2030             LifePath 2040
-------------------------  ------------------------  ------------------------
     Shares         Value       Shares        Value       Shares        Value
-----------------------------------------------------------------------------
      1,229  $     58,531          947 $     45,101        1,587 $     75,581
        612        25,781          442       18,619          415       17,482
      2,573        57,893        1,994       44,865        3,576       80,460
      5,025       103,641        3,821       78,808        6,902      142,354
      3,847        86,557        2,934       66,015        5,206      117,135
      7,066       162,518        5,381      123,763        9,703      223,169
      1,334        41,688          974       30,438          905       28,281
        775        30,322          560       21,910          520       20,345
      1,806        45,827        1,316       33,394        1,230       31,211
      2,816        64,416        2,105       48,152        3,800       86,925
        949        37,011          684       26,676          635       24,765
        650        11,944          470        8,636            0          --
        971        24,639          706       17,915          655       16,621
      1,446        37,777        1,036       27,066          980       25,603
     11,552       251,256        8,745      190,204       15,889      345,586
        617        22,289          462       16,690          415       14,992
      1,789        43,607        1,284       31,298        1,220       29,738
      3,889       157,018        2,909      117,451        5,336      215,441
          0           --           900       31,500        1,600       56,000
      3,737        83,148        2,796       62,211        5,092      113,297
      1,770        67,924        1,373       52,689        2,438       93,558
      1,645        42,153        1,175       30,109        1,105       28,316
        473        13,126          343        9,518          325        9,019
             ------------              ------------              ------------
             $  3,524,681              $  2,694,001              $  4,353,433
             $  3,327,971              $  2,560,976              $  4,196,130
                     0.00%                     0.00%                     0.00%
         --  $          4            1 $          7           -- $          4
         27           128           25          119           42          200
             ------------              ------------              ------------
             $        132              $        126              $        204
             $        118              $        114              $        184
             $157,238,119              $120,729,313              $227,769,266
             $125,327,556              $ 95,037,375              $184,899,896

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                               Principal        Value   Principal        Value

------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
PERCENT OF NET ASSETS                          74.42%                   50.80%
U.S. TREASURY BONDS
PERCENT OF NET ASSETS                           2.46%                    5.39%
U.S. Treasury Bonds, 6.00%-
 12.00%, 11/15/09-11/15/26   $ 2,850,000 $  3,237,450 $ 8,350,000 $  9,134,869
                                         ------------             ------------
TOTAL U.S. TREASURY BONDS
                    - VALUE              $  3,237,450             $  9,134,869
                     - COST              $  3,318,775             $  9,117,885
U.S. TREASURY NOTES
PERCENT OF NET ASSETS                          71.96%                   45.41%
U.S. Treasury Notes, 4.75%-
 13.75%, 02/28/98-02/15/07   $91,300,000 $ 94,462,612 $74,250,000 $ 76,960,954
                                         ------------             ------------
TOTAL U.S. TREASURY NOTES
                    - VALUE              $ 94,462,612             $ 76,960,954
                     - COST              $ 94,646,437             $ 76,985,146
TOTAL U.S. TREASURY
 SECURITIES
                    - VALUE              $ 97,700,062             $ 86,095,823
                     - COST              $ 97,965,212             $ 86,103,031

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
  Principal         Value   Principal        Value   Principal        Value
---------------------------------------------------------------------------
                   35.06%                   22.49%                    9.75%
                   11.65%                   18.95%                    9.75%
$26,400,000  $ 29,301,529 $26,440,000 $ 30,096,290 $22,300,000 $ 25,160,467
             ------------             ------------             ------------
             $ 29,301,529             $ 30,096,290             $ 25,160,467
             $ 29,281,444             $ 30,048,623             $ 24,971,189
                   23.41%                    3.54%                    0.00%
$57,220,000  $ 58,834,536 $ 5,550,000 $  5,614,934 $       --  $        --
             ------------             ------------
             $ 58,834,536             $  5,614,934             $        --
             $ 59,033,765             $  5,659,676             $        --
             $ 88,136,065             $ 35,711,224             $ 25,160,467
             $ 88,315,209             $ 35,708,299             $ 24,971,189

MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIOS OF INVESTMENTS

                                      LifePath 2000              LifePath 2010
                           -------------------------  -------------------------
                            Principal/                 Principal/
                                Shares         Value       Shares         Value

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS
PERCENT OF NET ASSETS                         17.93%                     16.51%
U.S. TREASURY BILLS
PERCENT OF NET ASSETS                          3.47%                      2.70%
U.S. Treasury Bills,
 4.83%-5.16%++,
 03/06/97-05/29/97*        $ 4,596,000  $  4,554,168  $ 4,610,000  $  4,578,237
                                        ------------               ------------
TOTAL U.S. TREASURY
 BILLS
                 - VALUE                $  4,554,168               $  4,578,237
                  - COST                $  4,553,188               $  4,576,648
CASH EQUIVALENTS
PERCENT OF NET ASSETS                          3.03%                      6.14%
American AAdvantage
 Money
 Market Fund#              $       --   $        --   $ 4,500,000  $  4,500,000
Dreyfus Cash Management
 Fund#                       2,978,445     2,978,114    3,558,273     3,534,768
Janus Institutional
 Money Market Fund#          1,000,000     1,000,000    2,372,202  $  2,372,202
                                        ------------               ------------
TOTAL CASH EQUIVALENTS
                 - VALUE                $  3,978,114               $ 10,406,970
                  - COST                $  3,978,114               $ 10,406,970
REPURCHASE AGREEMENTS
PERCENT OF NET ASSETS                         11.43%                      7.67%
Goldman Sachs Repurchase
 Agreements#, dated
 02/28/97, due 03/03/97,
 with a maturity value
 of $89,000,000 and an
 effective yield of
 4.85%, collateralized
 by a Federal National
 Mortgage Association
 obligations with rates
 ranging from 6.08% to
 7.44%, with maturity
 dates ranging from
 11/01/24 to 12/01/33
 and with an aggregate
 market value of
 $90,780,000.              $15,000,000  $ 15,000,000  $13,000,000  $ 13,000,000
TOTAL SHORT-TERM
 INSTRUMENTS
                 - VALUE                $ 23,532,282               $ 27,985,207
                  - COST                $ 23,531,302               $ 27,983,618
                                        ------------               ------------
TOTAL INVESTMENT IN
 SECURITIES
(NOTES 1 AND 3)  - VALUE                $148,886,031               $191,993,185
                   -COST**              $144,431,820               $177,480,530
                                        ------------               ------------
TOTAL INVESTMENT IN
 SECURITIES                    113.42%  $148,886,031      113.26%  $191,993,185
Other Assets and
 Liabilities, Net              (13.42)%  (17,613,033)     (13.26)%  (22,482,265)
                           -----------  ------------  -----------  ------------
TOTAL NET ASSETS               100.00%  $131,272,998      100.00%  $169,510,920
                           ===========  ============  ===========  ============
--------------------------------------------------------------------------------
+ Non-income earning securities.
++ Yield to maturity.
# Represents collateral received from securities lending transactions. See Note
  4.
* These U.S. Treasury Bills are held in Segregated Accounts in connection with the Fund's holdings of S&P 500 Futures Contracts. See Note 1.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:
 Gross Unrealized
  Appreciation                          $  6,127,818               $ 16,816,292
 Gross Unrealized
  Depreciation                            (1,673,607)                (2,303,637)
                                        ------------               ------------
 GROSS UNREALIZED
  APPRECIATION                          $  4,454,211               $ 14,512,655
                                        ============               ============

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--FEBRUARY 28, 1997



           LifePath 2020              LifePath 2030              LifePath 2040
-------------------------  -------------------------  -------------------------
 Principal/                 Principal/                 Principal/
     Shares         Value       Shares         Value       Shares         Value
-------------------------------------------------------------------------------
                   16.63%                     15.33%                     14.33%
                    2.03%                      1.14%                      1.76%
$ 5,140,000  $  5,103,579  $ 1,832,000  $  1,816,983  $ 4,598,000  $  4,557,339
             ------------               ------------               ------------
             $  5,103,579               $  1,816,983               $  4,557,339
             $  5,102,624               $  1,816,612               $  4,556,339
                    3.86%                      4.74%                      5.21%
$ 5,000,000  $  5,000,000  $ 6,000,000  $  6,000,000  $       --   $        --
  2,220,464     2,220,694      943,723       929,743      907,697       939,449
  2,500,000     2,500,000      600,000       600,000   12,500,000    12,500,000
             ------------               ------------               ------------
             $  9,720,694               $  7,529,743               $ 13,439,449
             $  9,720,694               $  7,529,743               $ 13,439,449
                   10.74%                      9.45%                      7.36%
$27,000,000  $ 27,000,000  $15,000,000  $ 15,000,000  $19,000,000  $ 19,000,000
             $ 41,824,273               $ 24,346,726               $ 36,996,788
             $ 41,823,318               $ 24,346,355               $ 36,995,788
             ------------               ------------               ------------
             $287,198,457               $180,787,263               $289,926,521
             $255,466,083               $155,092,029               $246,866,873
             ------------               ------------               ------------
    114.22%  $287,198,457      113.85%  $180,787,263      112.33%  $289,926,521
    (14.22)%  (35,755,824)     (13.85)% $(21,982,430)     (12.33)%  (31,841,793)
-----------  ------------  -----------  ------------  -----------  ------------
    100.00%  $251,442,633      100.00%   158,804,833      100.00%  $258,084,728
===========  ============  ===========  ============  ===========  ============
             $ 35,923,521               $ 28,819,630               $ 48,572,631
               (4,191,147)                (3,124,396)                (5,512,983)
             ------------               ------------               ------------
             $ 31,732,374               $ 25,695,234               $ 43,059,648
             ============               ============               ============

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PORTFOLIO OF INVESTMENTS

SECURITY NAME                  SHARES      VALUE

COMMON STOCKS-93.60%
AEROSPACE & DEFENSE-2.30%
Allied Signal Inc               64,866 $    4,686,569
Boeing Co                       82,183      8,362,113
Briggs & Stratton Corp           6,664        290,717
General Dynamics Corp           14,502        975,260
Lockheed Martin Corp            44,250      3,916,125
McDonnell Douglas Corp          48,616      3,087,116
Northrop Grumman Corp           13,279        964,387
Raytheon Co                     54,131      2,550,923
Rockwell International Corp     50,165      3,248,184
Textron Inc                     18,952      1,869,141
United Technologies Corp        55,170      4,151,543
                                       --------------
    TOTAL AEROSPACE & DEFENSE
                      - VALUE          $   34,102,078
                      -  COST          $   21,220,698
AIRLINES-0.28%
AMR Corp+                       20,832 $    1,637,916
Delta Air Lines Inc             17,112      1,377,516
Southwest Airlines Co           33,304        782,644
USAir Group Inc+                14,765        291,609
                                       --------------
               TOTAL AIRLINES
                      - VALUE          $    4,089,685
                      -  COST          $    3,736,802
APPAREL-0.63%
CVS Corp                        24,230 $    1,120,638
Fruit of the Loom Inc Class A   17,727        724,591
Liz Claiborne Inc               16,435        665,618
Nike Inc Class B                66,122      4,752,519
Reebok International Ltd        12,822        599,429
Russell Corp                     8,786        330,573
Stride Rite Corp                11,432        137,184
VF Corp                         14,659      1,018,801
                                       --------------
                TOTAL APPAREL
                      - VALUE          $    9,349,353
                      -  COST          $    5,082,108
AUTO PARTS & EQUIPMENT-0.84%
Cooper Tire & Rubber Co         18,858 $      374,803
Dana Corp                       23,454        727,074
Deluxe Corp                     18,938        598,914
Eaton Corp                      17,711      1,270,764
Echlin Inc                      14,238        492,991

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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Genuine Parts Co                  27,680 $    1,294,040
Goodyear Tire & Rubber Co         35,590      1,877,373
Illinois Tool Works Inc           28,423      2,398,191
ITT Industries Inc                27,133        705,458
Navistar International Corp+      16,968        163,317
PACCAR Inc                         8,976        589,050
Pep Boys-Manny Moe & Jack         14,344        467,973
TRW Inc                           29,142      1,526,312
                                         --------------
   TOTAL AUTO PARTS & EQUIPMENT
                        - VALUE          $   12,486,260
                        -  COST          $    9,965,223
AUTOMOBILES-1.66%
Chrysler Corp                    167,176 $    5,663,087
Ford Motor Co                    271,990      8,941,671
General Motors Corp Class A      173,392     10,035,062
                                         --------------
              TOTAL AUTOMOBILES
                        - VALUE          $   24,639,820
                        -  COST          $   21,415,855
BANK & FINANCE-10.57%
Ahmanson (H F) & Co               24,254 $      997,446
American Express Corp            108,806      7,113,192
Banc One Corp                     98,089      4,328,177
Bank of Boston Corp               35,063      2,642,874
Bank of New York Inc              89,966      3,486,183
BankAmerica Corp                  82,327      9,364,696
Bankers Trust Corp                18,787      1,704,920
Barnett Banks Inc                 44,736      2,069,040
Beneficial Corp                   12,346        853,417
Chase Manhattan Bank             100,668     10,079,384
Citicorp                         107,910     12,598,493
Comerica Inc                      24,657      1,482,502
CoreStates Financial Corp         51,034      2,685,664
Dean Witter Discover & Co         73,800      2,832,075
Federal Home Loan Mortgage Corp  164,056      4,880,666
Federal National Mortgage Assoc  250,561     10,022,440
Fifth Third Bancorp               24,328      2,028,347
First Bank System Inc             30,866      2,422,981
First Chicago NBD Corp            73,140      4,278,690
First Union Corp                  65,133      5,715,421
Fleet Financial Group Inc         60,151      3,669,211
Golden West Financial             13,103        887,728

                                                                             173
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PORTFOLIO OF INVESTMENTS

SECURITY NAME                 SHARES      VALUE

COMMON STOCKS (CONTINUED)
Great Western Financial Corp   31,644 $    1,388,381
Green Tree Financial Inc       31,559      1,183,463
Household International Inc    22,258      2,156,244
Keycorp                        51,709      2,766,432
MBNA Corp                      76,600      2,451,200
Mellon Bank Corp               29,670      2,384,726
Merrill Lynch & Co Inc         37,742      3,623,232
MGIC Investment Corp           13,518      1,062,853
Morgan (J P) & Co Inc          42,820      4,501,453
Morgan Stanley Group           34,994      2,208,996
National City Corp             50,893      2,570,097
NationsBank Corp              178,276     10,674,276
Norwest Corp                   84,963      4,226,909
PNC Bank Corp                  78,194      3,313,471
Republic New York Corp         12,695      1,179,048
Ryder System Inc               18,749        590,594
Salomon Inc                    24,974      1,389,179
SunTrust Banks Inc             51,207      2,630,760
U.S. Bancorp                   34,745      1,715,534
Wachovia Corp                  37,829      2,302,840
Wells Fargo & Co               21,132      6,429,411
                                      --------------
        TOTAL BANK & FINANCE
                     - VALUE          $  156,892,646
                     -  COST          $   93,645,361
BASIC INDUSTRIES-2.29%
ASARCO Inc                      9,789 $      305,906
Avery-Dennison Corp            23,978        968,112
Baker Hughes Inc               33,151      1,176,861
Bemis Co                       11,994        496,252
Boise Cascade Corp             11,107        365,143
Champion International Corp    21,988        970,221
Cyprus Amax Minerals           21,470        501,861
Dover Corp                     25,849      1,282,757
Echo Bay Mines Ltd             31,815        246,566
Georgia-Pacific Corp           20,964      1,635,192
Harnischfeger Industries Inc   11,282        494,998
Homestake Mining Co            33,688        555,852
Ikon Office Solutions Inc      29,962      1,235,933
Inco Ltd                       38,686      1,358,846
James River Corp               19,778        647,730
Louisiana-Pacific Corp         24,887        528,849

174
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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES      VALUE

COMMON STOCKS (CONTINUED)
Mead Corp                             11,912 $      693,874
Minnesota Mining & Manufacturing Co   95,986      8,830,712
NACCO Industries Inc Class A           1,867        101,285
Newmont Mining Corp                   22,853      1,085,518
Potlatch Corp                          6,632        286,834
Stone Container Corp                  22,764        295,932
Trinova Corp                           6,425        238,528
Tyco International Inc                38,222      2,255,098
Union Camp Corp                       16,068        775,281
Westinghouse Electric Corp           143,805      2,480,636
Westvaco Corp                         23,455        691,923
Weyerhauser Co                        45,442      2,101,693
Whitman Corp                          23,773        558,666
Willamette Industries Inc             12,710        813,440
                                             --------------
             TOTAL BASIC INDUSTRIES
                            - VALUE          $   33,980,499
                            -  COST          $   26,686,463
BEVERAGES-3.72%
Anheuser-Busch Inc                   114,610 $    5,100,145
Coca-Cola Co                         570,866     34,822,826
Coors (Adolph) Co Class B              8,681        185,556
Pepsico Inc                          356,521     11,720,628
Seagrams Co Ltd                       85,605      3,338,595
                                             --------------
                    TOTAL BEVERAGES
                            - VALUE          $   55,167,750
                            -  COST          $   31,822,286
BROADCASTING-0.41%
Kingworld Productions+                 8,583 $      318,644
Tele-Communications Inc Class A      152,436      1,810,178
Tribune Co                            28,242      1,108,499
Viacom Inc Class B                    81,251      2,864,098
                                             --------------
                 TOTAL BROADCASTING
                            - VALUE          $    6,101,419
                            -  COST          $    6,788,451
BUILDING MATERIALS & SERVICES-0.49%
Cooper Industries Inc                 24,727 $    1,094,170
Corning Inc                           52,763      1,985,208
Owens Corning Fiberglass Corp         11,802        500,110
PPG Industries Inc                    42,067      2,355,752

                                                                             175
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PORTFOLIO OF INVESTMENTS

SECURITY NAME                          SHARES      VALUE

COMMON STOCKS (CONTINUED)
Snap-On Inc                             14,001 $      544,289
Stanley Works                           20,448        782,136
                                               --------------
  TOTAL BUILDING MATERIALS & SERVICES
                              - VALUE          $    7,261,665
                              -  COST          $    5,537,914
BUSINESS SERVICES-0.04%
Ecolab Inc                              14,811 $      560,967
                                               --------------
              TOTAL BUSINESS SERVICES
                              - VALUE          $      560,967
                              -  COST          $      375,016
CHEMICALS-2.73%
Air Products & Chemicals Inc            25,599 $    1,897,526
Clorox Co                               11,779      1,407,591
Dow Chemical Co                         55,722      4,513,482
Du Pont (E I) De Nemours               129,109     13,846,940
Eastman Chemical Co                     17,828        982,769
FMC Corp+                                8,554        588,088
Goodrich (B F) Co                       12,385        503,141
Grace (W R) Co                          19,008      1,007,424
Great Lakes Chemical Corp               14,524        673,551
Hercules Inc                            23,572      1,096,098
International Flavor & Fragrances       25,481      1,181,681
Monsanto Co                            134,936      4,908,297
Morton International Inc                32,724      1,349,865
Nalco Chemical Co                       15,431        567,089
Praxair Inc                             35,849      1,743,158
Rohm & Haas Co                          14,679      1,350,468
Rubbermaid Inc                          34,322        819,438
Sigma-Aldrich Corp                      22,888        700,945
Union Carbide Corp                      29,226      1,380,929
                                               --------------
                      TOTAL CHEMICALS
                              - VALUE          $   40,518,480
                              -  COST          $   29,448,970
COMPUTER SOFTWARE-3.37%
3Com Corp+                              39,808 $    1,318,015
Autodesk Inc                            10,484        355,146
Automatic Data Processing               66,600      2,838,825
Bay Networks Inc+                       44,483        845,177
Computer Associates International Inc   83,722      3,641,907
Computer Sciences Corp+                 17,424      1,176,120

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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES      VALUE

COMMON STOCKS (CONTINUED)
First Data Corp                      102,706 $    3,761,607
Microsoft Corp                       274,276     26,741,910
Novell Inc+                           78,852        798,377
Oracle Systems Corp                  150,858      5,921,177
Sun Microsystems Inc                  84,208      2,599,922
                                             --------------
            TOTAL COMPUTER SOFTWARE
                            - VALUE          $   49,998,183
                            -  COST          $   30,173,975
COMPUTER SYSTEMS-3.95%
Amdahl Corp+                          27,839 $      274,910
Apple Computer Inc+                   28,512        463,320
Cabletron Systems Inc                 35,822      1,074,660
Ceridian Corp+                        15,746        616,062
Cisco Systems Inc+                   149,015      8,288,959
Cognizant Corp                        39,197      1,366,995
Compaq Computer Corp+                 62,068      4,918,889
Data General Corp+                     8,998        174,336
Dell Computer Corp                    41,282      2,936,182
Digital Equipment Corp+               35,509      1,162,920
EMC Corp+                             53,374      1,921,464
Harris Corp                            8,922        657,998
Hewlett-Packard Co                   233,388     13,069,728
Intergraph Corp+                      10,840         89,430
International Business Machine Corp  118,784     17,075,200
Seagate Technology Inc                57,505      2,717,111
Shared Medical System Corp             5,389        294,374
Silicon Graphics Inc+                 40,164        968,957
Tandem Computers Inc+                 27,186        339,825
Unisys Corp+                          40,167        271,127
                                             --------------
             TOTAL COMPUTER SYSTEMS
                            - VALUE          $   58,682,447
                            -  COST          $   37,496,166
CONTAINER & PACKAGING-0.51%
Ball Corp                              7,065 $      178,391
Crown Cork & Seal Co                  29,482      1,636,251
International Paper Co                68,833      2,873,778
Temple-Inland Inc                     12,701        700,143
Tenneco Inc                           39,182      1,542,791
Tupperware Corp                       14,267        638,448
                                             --------------
        TOTAL CONTAINER & PACKAGING
                            - VALUE          $    7,569,802
                            -  COST          $    6,746,302

                                                                             177
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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
ELECTRICAL EQUIPMENT-3.41%
General Electric Co              377,716 $   38,857,534
Grainger (W W) Inc                12,246        970,496
Masco Corp                        36,840      1,294,005
Motorola Inc                     136,003      7,599,168
National Service Industries Inc   10,883        413,554
Raychem Corp                      10,326        879,001
Thomas & Betts Corp               12,228        545,675
                                         --------------
     TOTAL ELECTRICAL EQUIPMENT
                        - VALUE          $   50,559,433
                        -  COST          $   33,556,983
ELECTRONICS-3.73%
Advanced Micro Devices+           31,357 $    1,124,932
AMP Inc                           50,382      1,958,600
Applied Materials Inc+            41,194      2,085,446
EG&G Inc                          10,901        237,097
Emerson Electric Co               51,515      5,099,985
General Signal Corp               11,474        500,553
Honeywell Inc                     29,072      2,067,746
Intel Corp                       188,274     26,711,374
Johnson Controls Inc               9,448        795,994
LSI Logic Corp+                   29,517      1,018,337
Micron Technology Inc             47,993      1,799,738
National Semiconductor+           31,759        829,704
Perkin-Elmer Corp                  9,906        703,326
Pitney Bowes Inc                  34,021      2,113,555
Tektronix Inc                      7,495        365,381
Texas Instruments Inc             43,537      3,357,791
Xerox Corp                        74,479      4,654,938
                                         --------------
              TOTAL ELECTRONICS
                        - VALUE          $   55,424,497
                        -  COST          $   29,873,187
ENERGY & RELATED-8.64%
Amerada Hess Corp                 21,279 $    1,135,767
Amoco Corp                       114,038      9,636,211
Ashland Inc                       14,826        620,839
Atlantic Richfield Corp           36,891      4,611,375
Burlington Resources Inc          28,553      1,252,763
Chevron Corp                     149,767      9,659,972
Coastal Corp                      24,189      1,100,600
Columbia Gas System Inc           12,686        745,303

178
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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES      VALUE

COMMON STOCKS (CONTINUED)
Consolidated Natural Gas Co        21,753 $    1,109,403
Dresser Industries Inc             40,318      1,224,659
Eastern Enterprises                 4,735        159,214
Enron Corp                         58,327      2,325,789
Enserch Corp                       15,999        335,979
Exxon Corp                        284,925     28,456,884
Halliburton Co                     28,656      1,851,894
Helmerich & Payne Inc               5,685        240,191
Kerr-McGee Corp                    11,131        697,079
Louisiana Land & Exploration Co     7,809        372,880
Mobil Corp                         90,461     11,104,088
NICOR Inc                          11,422        382,637
NorAm Energy Corp                  31,507        472,605
Occidental Petroleum Corp          75,503      1,925,327
ONEOK Inc                           6,211        177,014
Oryx Energy Co+                    24,020        480,400
Pacific Enterprises Co             19,431        592,646
Panenergy Corp                     34,740      1,480,793
Pennzoil Co                        10,664        611,847
Peoples Energy Corp                 7,954        269,442
Phillips Petroleum Co              60,490      2,502,774
Rowan Co Inc+                      19,736        392,253
Royal Dutch Petroleum Co          123,018     21,282,114
Santa Fe Energy Resources Inc+     20,727        266,860
Schlumberger Ltd                   56,459      5,681,187
Sonat Offshore Drilling Co         19,792        910,432
Sun Co Inc                         16,724        451,548
Texaco Inc                         60,675      5,999,241
Union Pacific Resources Group      57,375      1,398,516
Unocal Corp                        57,502      2,221,015
USX--Marathon Group                65,892      1,754,375
Western Atlas Inc                  12,296        748,519
Williams Co Inc                    35,952      1,572,900
                                          --------------
          TOTAL ENERGY & RELATED
                         - VALUE          $  128,215,335
                         -  COST          $   95,772,145
ENGINEERING & CONSTRUCTION-0.20%
Armstrong World Industries Inc      9,424 $      649,078
Centex Corp                         6,443        260,136
Federal National Mortgage Assoc    19,142      1,160,484
Fleetwood Enterprises Inc           8,137        211,562

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES      VALUE

COMMON STOCKS (CONTINUED)
Foster Wheeler Corp                 9,329 $      363,831
Kaufman & Broad Home Corp           8,868        125,261
Pulte Corp                          5,381        183,627
                                          --------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE          $    2,953,979
                         -  COST          $    2,561,466
ENTERTAINMENT & LEISURE-1.58%
Brunswick Corp                     22,542 $      645,265
Disney (Walt) Co                  155,707     11,561,245
Harrah's Entertainment Inc+        23,636        437,266
Hasbro Inc                         19,841        848,203
Mattel Inc                         62,441      1,553,220
Polaroid Corp                      10,462        442,020
Time Warner Inc                   130,433      5,347,753
U.S. West Media Group             143,354      2,634,130
                                          --------------
   TOTAL ENTERTAINMENT & LEISURE
                         - VALUE          $   23,469,102
                         -  COST          $   19,903,306
ENVIRONMENTAL CONTROL-0.36%
Browning-Ferris Industries Inc     48,767 $    1,530,065
Safety-Kleen Corp                  13,367        240,606
WMX Technologies Inc              111,313      3,520,274
                                          --------------
     TOTAL ENVIRONMENTAL CONTROL
                         - VALUE          $    5,290,945
                         -  COST          $    4,985,784
FOOD & RELATED-4.21%
Albertson's Inc                    57,865 $    2,039,741
American Brands Inc                39,039      2,054,427
American Stores Co                 33,387      1,494,068
Archer-Daniels-Midland Co         124,871      2,310,114
Brown-Forman Corp Class B          15,924        712,599
Campbell Soup Co                   53,668      4,836,829
ConAgra Inc                        55,305      2,931,165
CPC International Inc              33,006      2,776,630
Darden Restaurants Inc             35,972        260,797
Fleming Co Inc                      8,712        152,460
General Mills Inc                  35,886      2,341,562
Giant Food Inc Class A             13,686        446,506
Great Atlantic & Pacific Tea Co     8,783        261,294
Harcourt General Inc               16,388        772,285

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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
Heinz (H J) Co                      84,363 $    3,511,610
Hershey Foods Corp                  35,198      1,605,909
Kellogg Co                          48,339      3,311,222
Kroger Co+                          29,007      1,537,371
McDonald's Corp                    160,126      6,925,450
Pioneer Hi Bred International Inc   18,910      1,288,244
Quaker Oats Co                      31,201      1,119,336
Ralston-Purina Group                24,335      1,998,512
Sara Lee Corp                      111,073      4,304,079
Super Value Inc                     15,366        476,346
Sysco Corp                          41,073      1,427,287
Unilever NV (Netherlands)           36,767      7,004,114
UST Inc                             42,689      1,318,023
Wendy's International Inc           29,676        615,777
Winn-Dixie Stores Inc               34,710      1,106,381
Wrigley (W M) Jr Co                 26,596      1,592,436
                                           --------------
             TOTAL FOOD & RELATED
                          - VALUE          $   62,532,574
                          -  COST          $   46,053,677
FURNITURE & APPLIANCES-0.09%
Maytag Corp                         22,907 $      503,954
Whirlpool Corp                      17,076        862,338
                                           --------------
     TOTAL FURNITURE & APPLIANCES
                          - VALUE          $    1,366,292
                          -  COST          $    1,345,263
HEALTHCARE-0.29%
Healthsouth Corp                    36,077 $    1,452,099
St Jude Medical Inc+                18,556        732,962
United Healthcare Corp              42,294      2,109,413
                                           --------------
                 TOTAL HEALTHCARE
                          - VALUE          $    4,294,474
                          -  COST          $    4,079,506
HOSPITAL & MEDICAL SUPPLIES-2.75%
Bard (C R) Inc                      13,133 $      359,516
Bausch & Lomb Inc                   12,785        477,839
Baxter International Inc            62,639      2,881,394
Becton Dickinson & Co               28,575      1,407,319
Beverly Enterprises+                22,714        326,514
Biomet Inc                          26,508        404,247
Boston Scientific Corp              40,864      2,707,240

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
Columbia/HCA Healthcare Corp       154,061 $    6,470,545
Guidant Corp                        16,960      1,136,320
Johnson & Johnson                  305,490     17,603,861
Mallinckrodt Group Inc              16,927        719,398
Manor Care Inc                      14,392        383,187
Medtronic Inc                       54,980      3,559,955
Tenet Healthcare Corp+              67,781      1,838,560
United States Surgical              14,425        614,866
                                           --------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE          $   40,890,761
                          -  COST          $   25,874,148
HOUSEHOLD PRODUCTS-2.79%
Alberto-Culver Co Class B           12,728 $      362,748
Avon Products Inc                   30,423      1,772,140
Colgate-Palmolive Co                33,684      3,486,294
Gillette Co                        127,241     10,067,944
Kimberly-Clark Corp                 64,822      6,871,132
Procter & Gamble Co                156,450     18,793,556
                                           --------------
         TOTAL HOUSEHOLD PRODUCTS
                          - VALUE          $   41,353,814
                          -  COST          $   24,520,655
INSURANCE-4.21%
Aetna Inc                           34,627 $    2,869,713
Allstate Corp                      102,021      6,465,581
American General Corp               46,645      2,023,227
American International Group Inc   107,702     13,031,942
Aon Corp                            24,848      1,574,742
Chubb Corp                          39,880      2,337,965
CIGNA Corp                          17,191      2,628,074
Conseco Inc                         38,381      1,506,454
General Re Corp                     18,970      3,217,786
Humana Inc+                         37,337        732,739
ITT Hartford Group Inc              27,029      2,027,175
Jefferson-Pilot Corp                16,381        966,479
Lincoln National Corp               23,932      1,391,048
Loews Corp                          26,373      2,693,343
Marsh & McLennan Companies Inc      16,444      1,923,948
MBIA Inc                             9,879        964,437
Providian Corp                      21,506      1,201,648
SAFECO Corp                         28,942      1,208,329
St Paul Co                          18,973      1,280,678

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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES      VALUE

COMMON STOCKS (CONTINUED)
Torchmark Corp                16,204 $      954,011
Transamerica Corp             15,167      1,329,008
Travelers Inc                146,915      7,878,317
U.S. Life Corp                 7,840        373,380
UNUM Corp                     16,749      1,287,579
USF & G Corp                  26,563        597,668
                                     --------------
            TOTAL INSURANCE
                    - VALUE          $   62,465,271
                    -  COST          $   41,480,356
LODGING-0.34%
HFS Inc+                      29,580 $    2,026,230
Hilton Hotels Corp            56,612      1,422,377
Marriott International        29,434      1,560,002
                                     --------------
              TOTAL LODGING
                    - VALUE          $    5,008,609
                    -  COST          $    3,921,224
MACHINERY-0.83%
Black & Decker Corp           20,169 $      637,845
Case Corp                     16,843        873,731
Caterpillar Inc               43,978      3,446,776
Cincinnati Milacron Inc        9,192        197,628
Cummins Engine Co Inc          9,100        460,688
Deere & Co                    59,305      2,527,876
Giddings & Lewis Inc           7,628        105,362
Ingersoll-Rand Co             25,197      1,196,858
McDermott International Inc   12,639        281,218
Pall Corp                     28,738        625,052
Parker Hannifin Corp          17,076        747,075
Thermo Electron Corp          34,179      1,166,358
                                     --------------
            TOTAL MACHINERY
                    - VALUE          $   12,266,467
                    -  COST          $   10,113,883
METAL FABRICATORS-1.19%
Alcan Aluminum Ltd            51,961 $    1,864,101
Allegheny Teledyne Inc        39,902      1,017,501
Aluminum Co of America        39,766      2,833,328
Armco Inc+                    24,355        100,464
Barrick Gold Corp             81,957      2,315,285
Battle Mountain Gold Co       51,579        380,395
Bethlehem Steel Corp+         25,541        210,713

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Crane Co                          10,599 $      345,776
Engelhard Corp                    33,081        731,917
Freeport McMoRan Inc              44,367      1,508,478
Inland Steel Industries Inc       11,245        222,089
Nucor Corp                        20,164        970,393
Phelps Dodge Corp                 14,881      1,063,992
Placer Dome Inc                   55,016      1,182,844
Reynolds Metals Co                14,631        918,095
Santa Fe Pacific Gold Corp        30,128        564,900
Timken Co                          7,190        376,576
USX--U.S. Steel Group             19,294        605,349
Worthington Industries Inc        20,830        434,826
                                         --------------
        TOTAL METAL FABRICATORS
                        - VALUE          $   17,647,022
                        -  COST          $   15,379,330
PHARMACEUTICALS-7.12%
Abbott Laboratories              178,291 $   10,028,869
Allergan Inc                      14,970        508,980
ALZA Corp+                        19,350        549,056
American Home Products Corp      146,509      9,376,576
Amgen Inc+                        60,714      3,711,143
Bristol-Myers Squibb Co          114,891     14,993,276
Lilly (Eli) & Co                 126,591     11,060,889
Merck & Co Inc                   276,631     25,450,052
Millipore Corp                     9,898        426,851
Pfizer Inc                       147,971     13,557,843
Pharmacia and Upjohn Inc         116,662      4,301,911
Schering-Plough Corp              84,842      6,501,018
Warner Lambert Co                 62,191      5,224,044
                                         --------------
          TOTAL PHARMACEUTICALS
                        - VALUE          $  105,690,508
                        -  COST          $   58,960,639
PUBLISHING-0.84%
American Greetings Corp Class A   17,091 $      529,821
Comcast Corp Class A              74,806      1,337,157
Donnelley (R R) & Sons Co         34,508      1,065,435
Dow Jones & Co Inc                22,157        889,050
Gannett Co Inc                    32,277      2,574,091
Harland (John H) Co                7,072        213,928
Interpublic Group Co Inc          18,575        931,072
Knight-Ridder Inc                 21,531        855,857

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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
McGraw-Hill Inc                   22,844 $    1,185,033
Meredith Corp                      6,110        299,390
Moore Corp Ltd                    22,891        506,463
New York Times Co Class A         22,181        987,055
Times Mirror Co Class A           22,683      1,168,175
                                         --------------
               TOTAL PUBLISHING
                        - VALUE          $   12,542,527
                        -  COST          $    9,721,024
RETAIL & RELATED-4.17%
AutoZone Inc+                     34,465 $      853,009
Charming Shoppes Inc+             23,856        105,861
Circuit City Stores Inc           22,432        701,000
Costco Co Inc                      2,600         66,625
Dayton-Hudson Corp                49,796      2,091,432
Dillard Department Inc Class A    26,016        783,732
Eastman Kodak Co                  76,406      6,847,888
Federated Department Stores Inc   47,694      1,657,367
Gap Inc                           65,023      2,145,759
Home Depot Inc                   110,158      6,003,611
Jostens Inc                        8,929        191,974
K Mart Corp+                     111,019      1,387,738
Limited Inc                       62,124      1,180,356
Longs Drug Stores Corp             8,984        227,969
Lowe's Co Inc                     39,592      1,445,108
May Department Stores Co          57,775      2,693,759
Mercantile Stores Co Inc           8,501        408,048
Newell Co                         36,502      1,355,137
Nordstrom Inc                     18,607        683,807
Penney (J C) Co Inc               58,229      2,864,262
Price/Costco Inc                  45,520      1,166,450
Rite Aid Corp                     28,157      1,186,114
Sears Roebuck & Co                89,828      4,873,169
Sherwin Williams Co               19,717      1,106,617
Tandy Corp                        13,387        674,370
TJX Companies Inc                 17,867        745,947
Toys R Us Inc+                    62,946      1,636,596
Walgreen Co                       56,418      2,411,870

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
WalMart Stores Inc               526,271 $   13,880,398
Woolworth (F W) Co+               30,594        638,650
                                         --------------
         TOTAL RETAIL & RELATED
                        - VALUE          $   62,014,623
                        -  COST          $   51,266,774
SERVICES-0.47%
Block (H R) Inc                   23,909 $      702,327
CUC International Inc             90,317      2,156,318
Dun & Bradstreet Corp             39,097        957,877
Public Service Enterprise Group   54,650      1,537,031
Service Corp International        54,054      1,567,566
                                         --------------
                 TOTAL SERVICES
                        - VALUE          $    6,921,119
                        -  COST          $    6,216,479
TELECOMMUNICATIONS-7.44%
Airtouch Communications          115,089 $    3,136,175
Alltel Corp                       43,452      1,537,115
Ameritech Corp                   126,075      8,037,281
Andrew Corp                       13,829        760,595
AT & T Corp                      371,824     14,826,482
Bell Atlantic Corp               100,401      6,940,219
BellSouth Corp                   228,019     10,688,391
DSC Communications Corp+          26,980        566,580
Frontier Corp                     37,504        829,776
General Instrument Corp+          31,385        745,394
GTE Corp                         220,676     10,316,603
ITT Corp                          26,629      1,504,539
Lucent Technologies Inc          146,095      7,870,868
MCI Communications Corp          157,181      5,619,221
Northern Telecom Ltd              59,303      4,262,403
NYNEX Corp                       100,925      5,197,638
Pacific Telesis Group             98,255      4,003,891
SBC Communication Inc            138,580      7,968,350
Scientific-Atlanta Inc            17,816        298,418
Sprint Corp                       98,722      4,491,851
Tellabs Inc                       41,154      1,641,016
U.S. West Inc                    109,616      3,946,176
WorldCom Inc                     199,939      5,323,376
                                         --------------
       TOTAL TELECOMMUNICATIONS
                        - VALUE          $  110,512,358
                        -  COST          $   89,792,169

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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME                   SHARES      VALUE

COMMON STOCKS (CONTINUED)
TEXTILES-0.01%
Springs Industries Inc Class A    4,589 $      202,490
                                        --------------
                TOTAL TEXTILES
                       - VALUE          $      202,490
                       -  COST          $      173,972
TOBACCO-1.70%
Philip Morris Co Inc            186,876 $   25,251,620
                                        --------------
                 TOTAL TOBACCO
                       - VALUE          $   25,251,620
                       -  COST          $   13,140,940
TRANSPORTATION-1.06%
Burlington Northern Santa Fe     35,123 $    2,923,990
Caliber Systems Inc               8,949        203,590
Conrail Inc                      18,437      1,926,667
CSX Corp                         49,763      2,295,318
Federal Express Corp             26,158      1,347,137
Laidlaw Inc Class B              72,131      1,000,818
Norfolk Southern Corp            28,642      2,610,002
Union Pacific Corp               56,157      3,383,459
                                        --------------
          TOTAL TRANSPORTATION
                       - VALUE          $   15,690,981
                       -  COST          $   12,199,047
UTILITIES--2.38%
American Electric Power Inc      42,957 $    1,793,455
Baltimore Gas & Electric Co      33,820        930,050
Carolina Power & Light Co        34,809      1,292,284
Central & South West Corp        48,416      1,180,140
Cinergy Corp                     36,181      1,248,245
Consolidated Edison Co           53,899      1,664,132
Dominion Resources Inc           41,321      1,663,170
DTE Energy Co                    33,340      1,008,535
Duke Power Co                    46,253      2,046,695
Edison International             99,486      2,138,949
Entergy Corp                     52,908      1,395,449
FPL Group Inc                    42,071      1,914,231
GPU Inc                          27,697        969,395
Houston Industries Inc           53,821      1,251,338
Niagara Mohawk Power Corp+       33,132        339,603
Northern States Power Co         15,940        759,143
Ohio Edison Co                   35,038        788,355

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MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

SECURITY NAME              SHARES      VALUE

COMMON STOCKS (CONTINUED)
Pacificorp                  67,597 $    1,394,188
PECO Energy Co              51,043      1,148,468
PG & E Corp                 94,584      2,175,432
PP & L Resources Inc        37,202        850,996
Southern Co                154,570      3,361,898
Texas Utilities Co          51,533      2,080,645
Unicom Corp                 49,559      1,102,688
Union Electric Co           23,467        900,546
                                   --------------
          TOTAL UTILITIES
                  - VALUE          $   35,398,030
                  -  COST          $   33,674,435
                                   --------------
      TOTAL COMMON STOCKS
                  - VALUE          $1,389,363,885
                  -  COST          $  964,707,982

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    1997

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                         INTEREST   MATURITY PRINCIPAL/
 SECURITY NAME                             RATE       DATE     SHARES        VALUE
 SHORT-TERM INSTRUMENTS
 CASH EQUIVALENTS-0.79%
 Dreyfus Cash Management Fund++               --         --  $ 7,695,908 $    7,695,908
 Janus Institutional Money Market Fund++      --         --    4,000,000      4,000,000
                                                                         --------------
                                                                         $   11,695,908
 U.S. TREASURY BILLS-6.27%+++
 U.S. Treasury Bills                       4.91%*   03/06/97 $ 7,341,000 $    7,336,082
 U.S. Treasury Bills                      4.91  *   03/13/97  17,926,000     17,897,139
 U.S. Treasury Bills                      5.03  *   04/03/97  14,603,000     14,540,996
 U.S. Treasury Bills                      5.09  *   04/10/97   6,135,000      6,102,871
 U.S. Treasury Bills                      5.16  *   04/17/97  18,763,000     18,641,735
 U.S. Treasury Bills                      5.10  *   04/24/97  18,955,000     18,817,254
 U.S. Treasury Bills                      5.09  *   05/08/97   3,095,000      3,066,455
 U.S. Treasury Bills                      5.09  *   05/15/97   5,631,000      5,573,789
 U.S. Treasury Bills                      5.10  *   05/22/97   1,091,000      1,078,853
                                                                         --------------
                                                                         $   93,055,174
 REPURCHASE AGREEMENTS-1.82%
 Goldman Sachs Repurchase Agreement++,
  dated 02/28/97, due 03/03/97, with a
  maturity value of $27,000,000 and an
  effective yield of 4.85%,
  collateralized by a Federal National
  Mortgage Association obligation with a
  rate of 6.09% with a maturity date of
  01/01/34 and with an aggregate market
  value of $27,540,000.                                      $27,000,000 $   27,000,000
                                                                         --------------
                      TOTAL SHORT-TERM INSTRUMENTS
                                           - VALUE                       $  131,751,082
                                           -  COST                       $  131,737,088

TOTAL INVESTMENTS IN SECURITIES
(Cost $1,096,445,070)** (Notes 1 and 3)      102.48%  $1,521,114,967
Other Assets and Liabilities, Net             (2.48)%    (36,778,521)
                                             ------   --------------
TOTAL NET ASSETS                             100.00%  $1,484,336,446
                                             ======   ==============

--------------------------------------------------------------------------------
+   Non-income earning securities.
++  Represents collateral received from securities lending transactions. See
Note 4.
+++ These U.S. Treasury Bills are held in Segregated Accounts in connection with the Fund's holdings of S&P 500 Futures Contracts. See Note 1.
*   Yield to maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation                $434,727,638
      Gross Unrealized
       Depreciation                 (10,057,741)
                                   ------------
      NET UNREALIZED APPRECIATION  $424,669,897
                                   ============

The accompanying notes are an integral part of these financial statements.

MANAGED SERIES INVESTMENT TRUST--SHORT-INTERMEDIATE
TERM MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                               INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME                        RATE      DATE      VALUE

            CORPORATE BONDS & NOTES-34.44%
            BANK & FINANCE-17.14%
 $  500,000 Associates Corp of North America       6.01% 02/07/03 $   478,154
    250,000 BankAmerica Corp                       8.38  03/15/02     265,224
    250,000 Ford Holdings                          9.25  07/15/97     252,935
    500,000 GMAC Financial Corp                    6.65  05/24/00     499,838
    250,000 NBD Bancorp Inc                        6.55  06/02/97     250,613
    500,000 Norwest Corp                           6.88  08/08/06     493,014
                                                                  -----------
                                                                  $ 2,239,778
            COMPUTER SYSTEMS-3.87%
 $  500,000 Comdisco Inc                           7.25% 04/15/98 $   506,045
            ENTERTAINMENT & LEISURE-3.80%
 $  500,000 Disney (Walt) Co                       6.38% 03/30/01 $   495,951
            INVESTMENT BANKING & BROKERAGE-3.82%
 $  500,000 Lehman Brothers Inc                    7.38% 01/15/07 $   499,671
            RETAIL & RELATED-1.54%
 $  198,000 Sears Roebuck & Co                     9.25% 08/01/97 $   200,536
            UTILITIES-4.27%
 $  500,000 Public Service Electric & Gas Co       9.13% 07/01/05 $   557,729
                                                                  -----------
            TOTAL CORPORATE BONDS & NOTES (Cost                   $ 4,499,710
            $4,545,497)
            FOREIGN GOVERNMENT BONDS & NOTES+-3.94%
 $  500,000 Quebec (Province of)                   7.50% 07/15/02 $   514,745
                                                                  -----------
            TOTAL FOREIGN GOVERNMENT BONDS & NOTES                $   514,745
            (Cost $518,411)
            U.S. GOVERNMENT AGENCY SECURITIES-21.19%
            FEDERAL HOME LOAN BANK-1.91%
 $  250,000 Federal Home Loan Bank                 5.22% 03/18/97 $   249,442
            FEDERAL NATIONAL MORTGAGE ASSOCIATION-19.28%
 $  710,715 Federal National Mortgage Assoc        7.00% 06/01/09 $   711,176
  1,389,721 Federal National Mortgage Assoc        7.00  12/01/25   1,357,450
    460,902 Federal National Mortgage Assoc        6.50  05/01/11     450,789
                                                                  -----------
                                                                  $ 2,519,415
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES               $ 2,768,857
            (Cost $2,786,237)

    MANAGED SERIES INVESTMENT TRUST--SHORT INTERMEDIATE TERM MASTER PORTFOLIO--FEBRUARY 28, 1997

MANAGED SERIES INVESTMENT TRUST--SHORT-INTERMEDIATE TERM MASTER PORTFOLIO-- FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                  INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME           RATE      DATE      VALUE

            U.S. TREASURY SECURITIES-35.99%
            U.S. TREASURY BONDS-7.28%
 $  750,000 U.S. Treasury Bonds      10.75% 08/15/05 $   950,859
            U.S. TREASURY NOTES-28.71%
 $1,000,000 U.S. Treasury Notes       6.88% 07/31/99   1,015,936
  2,700,000 U.S. Treasury Notes       7.25  02/15/98   2,735,438
                                                     -----------
                                                     $ 3,751,374
            TOTAL U.S. TREASURY                      $ 4,702,233
            SECURITIES (Cost $4,755,715)

            TOTAL
            INVESTMENT IN
            SECURITIES
            (Cost
            $12,605,860)*
            (Notes 1 and
            3)               95.56%     $12,485,545
            Other Assets
            and
            Liabilities,
            Net              4 .44%         580,168
                            ------      -----------
            TOTAL NET       100.00%
            ASSETS                      $13,065,713
                            ======      ===========

--------------------------------------------------------------------------------
+ Investment denominated in U.S. Dollars.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized depreciation consists of:

      Gross Unrealized Ap-
       preciation            $  49,790
      Gross Unrealized De-
       preciation             (170,105)
                             ---------
      NET UNREALIZED DEPRE-
       CIATION               $(120,315)
                             =========

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

                                  INTEREST   MATURITY
 PRINCIPAL  SECURITY NAME           RATE       DATE      VALUE

            U.S. TREASURY SECURITIES-78.52%
            U.S. TREASURY BONDS-44.73%
 $3,300,000 U.S. Treasury Bonds      11.88%  11/15/03 $ 4,254,938
  7,050,000 U.S. Treasury Bonds      11.13   08/15/03   8,759,624
  4,000,000 U.S. Treasury Bonds      10.75   02/15/03   4,838,744
  2,800,000 U.S. Treasury Bonds      10.75   05/15/03   3,407,250
                                                      -----------
                                                      $21,260,556
            U.S. TREASURY NOTES-33.79%
 $  500,000 U.S. Treasury Notes       7.50%  05/15/02 $   523,750
  4,600,000 U.S. Treasury Notes       6.38   08/15/02   4,594,250
  5,600,000 U.S. Treasury Notes       6.25   02/15/03   5,552,742
  5,600,000 U.S. Treasury Notes       5.75   08/15/03   5,391,742
                                                      -----------
                                                      $16,062,484
            TOTAL U.S. TREASURY                       $37,323,040
            SECURITIES
            (Cost $37,561,266)
            SHORT-TERM INSTRUMENTS-41.29%
            U.S. TREASURY BILLS-20.93%
 $   12,000 U.S. Treasury Bills       4.91%* 03/06/97 $    11,992
     22,000 U.S. Treasury Bills       4.91*  03/13/97      21,965
     13,000 U.S. Treasury Bills       5.03*  04/03/97      12,945
     23,000 U.S. Treasury Bills       5.16*  04/17/97      22,851
  5,253,000 U.S. Treasury Bills       5.10*  04/24/97   5,214,826
  4,680,000 U.S. Treasury Bills       5.05*  05/01/97   4,641,493
     25,000 U.S. Treasury Bills       5.09*  05/15/97      24,746
                                                      -----------
                                                      $ 9,950,818

    MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION MASTER PORTFOLIO-- FEBRUARY 28, 1997

MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION
MASTER PORTFOLIO--FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                                      INTEREST MATURITY
   SHARES   SECURITY NAME                          RATE     DATE      VALUE

            CASH EQUIVALENTS-5.63%
 $1,500,000 American AAdvantage Money Market
            Fund+                                     --       --  $ 1,500,000
    175,625 Dreyfus Cash Management Fund+             --       --      175,625
  1,000,000 Janus Institutional Money Market
            Fund+                                     --       --    1,000,000
                                                                   -----------
                                                                   $ 2,675,625
            REPURCHASE AGREEMENTS-14.73%
 $7,000,000 Goldman Sachs Repurchase
            Agreement+, dated 02/28/97, due
            03/03/97, with a maturity value of
            $7,000,000 and an effective yield
            of 4.85%, collateralized by a
            Federal National Mortgage
            Association obligation with a rate
            of 6.08% with a maturity date of
            02/01/35 and with an aggregate
            market value of $7,140,000.                            $ 7,000,000
                                                                   -----------
            TOTAL SHORT-TERM INSTRUMENTS                           $19,626,443
            (Cost $19,649,376)

            TOTAL INVESTMENT IN SECURITIES
            (Cost $57,210,642) ** (Notes 1 and 3)   119.81%  $56,949,483
            Other Assets and Liabilities            (19.81)%  (9,417,206)
                                                    ------   -----------
            TOTAL NET ASSETS                        100.00%  $47,532,277
                                                    ======   ===========

--------------------------------------------------------------------------------
+  Represents collateral received from securities lending transactions. See Note
   4.
*  Yield to maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized depreciation consists of:

      Gross Unrealized
       Appreciation            $ 167,471
      Gross Unrealized
       Depreciation             (428,630)
                               ---------
      NET UNREALIZED
       DEPRECIATION            $(261,159)
                               =========

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

                                                   Master               Master
                                     Investment Portfolio Investment Portfolio
                                         Asset Allocation           Bond Index
                                         Master Portfolio     Master Portfolio
------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In securities, at market value (see
 cost below) (Note 1)                        $466,475,782         $241,714,305
Cash                                                  140                  664
RECEIVABLES:
 Investment sold                                1,480,685                    0
 Dividends and interest                         2,751,795            2,426,576
TOTAL ASSETS                                  470,708,402          244,141,545
LIABILITIES
PAYABLES:
 Cash overdraft due to custodian
  (Note 2)                                              0                    0
 Variation margin on futures
  contracts                                             0                    0
 Investment securities purchased                   51,667                    0
 Collateral for securities loaned
  (Note 4)                                     38,166,637           22,738,500
 Due to BGI (Note 2)                              530,259               73,541
TOTAL LIABILITIES                              38,748,563           22,812,041
TOTAL NET ASSETS                             $431,959,839         $221,329,504
INVESTMENTS AT COST                          $409,511,486         $242,027,480
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--FEBRUARY 28, 1997


                               Master                 Master                 Master
                           Investment             Investment             Investment
  Managed Series            Portfolio              Portfolio              Portfolio
Investment Trust             LifePath               LifePath               LifePath
    Growth Stock                 2000                   2010                   2020
Master Portfolio     Master Portfolio       Master Portfolio       Master Portfolio
-----------------------------------------------------
    $213,184,745         $148,886,031           $191,993,185           $287,198,457
         162,625                   21                      0                    774
         729,897               40,704                 75,745                148,118
          17,467            1,560,839              1,147,149              1,244,750
     214,094,734          150,487,595            193,216,079            288,592,099
               0                    0                      0                      0
               0                    0                      0                      0
         592,875                    0                      0                      0
               0           18,978,114             23,406,970             36,720,694
         509,370              236,483                298,189                428,772
       1,102,245           19,214,597             23,705,159             37,149,466
    $212,992,489         $131,272,998           $169,510,920           $251,442,633
    $202,617,546         $144,431,820           $177,480,530           $255,466,083
-----------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

                                                                        Master               Master
                                                          Investment Portfolio Investment Portfolio
                                                                      LifePath             LifePath
                                                                          2030                 2040
                                                              Master Portfolio     Master Portfolio
---------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In securities, at market value (see cost below) (Note 1)          $180,787,263         $289,926,521
Cash                                                                       776                  671
RECEIVABLES:
 Investments sold                                                      117,025              197,303
 Dividends and interest                                                701,780              837,294
TOTAL ASSETS                                                       181,606,844          290,961,789
LIABILITIES
PAYABLES:
 Cash overdraft due to custodian (Note 2)                                    0                    0
 Variation margin on futures contracts                                       0                2,100
 Investment securities purchased                                             0                    0
 Collateral for securities loaned (Note 4)                          22,529,743           32,439,449
 Due to BGI (Note 2)                                                   272,268              435,512
TOTAL LIABILITIES                                                   22,802,011           32,877,061
TOTAL NET ASSETS                                                  $158,804,833         $258,084,728
INVESTMENTS AT COST                                               $155,092,029         $246,866,873
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--FEBRUARY 28, 1997


              Master               Managed Series                           Master
Investment Portfolio             Investment Trust             Investment Portfolio
       S&P 500 Index      Short-Intermediate Term         U.S. Treasury Allocation
    Master Portfolio             Master Portfolio                 Master Portfolio
----------------------------------------------------------------------------------
      $1,521,114,967                  $12,485,545                      $56,949,483
                   0                      528,440                              530
                   0                            0                                0
           2,826,281                      120,238                          300,170
       1,523,941,248                   13,134,223                       57,250,183
               6,372                            0                                0
             256,130                            0                                0
             392,188                            0                                0
          38,695,908                            0                        9,675,625
             254,204                       68,510                           42,281
          39,604,802                       68,510                        9,717,906
      $1,484,336,446                  $13,065,713                      $47,532,277
      $1,096,445,070                  $12,605,860                      $57,210,642
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997



                                                 Master                Master
                                   Investment Portfolio  Investment Portfolio
                                       Asset Allocation            Bond Index
                                       Master Portfolio      Master Portfolio
------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends                                   $4,369,957            $        0
 Interest+                                   16,181,201            12,736,172
TOTAL INVESTMENT INCOME                      20,551,158            12,736,172
EXPENSES (NOTE 2)
 Advisory fees                                1,531,951               147,204
 Legal and audit                                      0                12,968
 Portfolio pricing                                6,443                 6,448
TOTAL EXPENSES                                1,538,394               166,620
LESS:
 Waived fees by BGI (Note 2)                     (6,334)               (6,908)
NET EXPENSES                                  1,532,060               159,712
NET INVESTMENT INCOME (LOSS)                 19,019,098            12,576,460
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale
 of investments                              38,140,198               152,739
Net realized gain (loss) on sale
 of futures contracts                                 0                     0
Net change in unrealized
 appreciation (depreciation) of
 investments                                 (1,289,497)           (3,966,118)
Net change in unrealized
 appreciation (depreciation) of
 futures contracts                                    0                     0
NET GAIN (LOSS) ON INVESTMENTS               36,850,701            (3,813,379)
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS           $55,869,799            $8,763,081
------------------------------------------------------------------------------

+ Interest income includes security lending income of: $2,574  $2,796
The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE YEAR ENDED FEBRUARY 28, 1997


                              Master                Master               Master
                          Investment            Investment           Investment
  Managed Series           Portfolio             Portfolio            Portfolio
Investment Trust            LifePath              LifePath             LifePath
    Growth Stock                2000                  2010                 2020
Master Portfolio    Master Portfolio      Master Portfolio     Master Portfolio
----------------------------------------------------
        $253,969            $532,807             1,373,301           $2,898,947
         507,985           5,925,997             4,566,510            4,521,846
         761,954           6,458,804             5,939,811            7,420,793
       1,334,600             689,347               757,505            1,149,160
          38,616                   0                     0                    0
           6,448                   0                     0                    0
       1,379,664             689,347               757,505            1,149,160
         (61,460)                  0                     0                    0
       1,318,204             689,347               757,505            1,149,160
        (556,250)          5,769,457             5,182,306            6,271,633
      15,318,008           2,894,777             3,439,818            9,487,619
               0                   0                     0                    0
     (25,141,741)           (273,099)            5,149,907           11,374,656
               0                   0                     0                    0
      (9,823,733)          2,621,678             8,589,725           20,862,275
    $(10,379,983)         $8,391,135           $13,772,031          $27,133,908
-------------------------------------------------------------------------------
             --               $4,735                $6,467              $11,570

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997


                                                       Master           Master
                                                   Investment       Investment
                                                    Portfolio        Portfolio
                                                     LifePath         LifePath
                                                         2030             2040
                                             Master Portfolio Master Portfolio
------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends                                        $ 2,192,763      $ 3,958,762
 Interest+                                          1,732,644        1,149,012
TOTAL INVESTMENT INCOME                             3,925,407        5,107,774
EXPENSES (NOTE 2)
 Advisory fees                                        714,647        1,154,330
 Legal and audit                                            0                0
 Portfolio pricing                                          0                0
TOTAL EXPENSES                                        714,647        1,154,330
LESS:
 Waived fees by BGI (Note 2)                                0                0
NET EXPENSES                                          714,647        1,154,330
NET INVESTMENT INCOME (LOSS)                        3,210,760        3,953,444
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on sale of
 investments                                        5,108,662       14,697,190
Net realized gain (loss) on sale of futures
 contracts                                                  0           35,620
Net change in unrealized appreciation
 (depreciation) of investments                     10,036,726       17,501,172
Net change in unrealized appreciation
 (depreciation) of futures contracts                        0           92,625
NET GAIN (LOSS) ON INVESTMENTS                     15,145,388       32,326,607
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $18,356,148      $36,280,051
------------------------------------------------------------------------------

+ Interest income includes security lending income of:$8,197             $13,791
The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE YEAR ENDED FEBRUARY 28, 1997




                                 Managed Series                              Master
              Master           Investment Trust                Investment Portfolio
Investment Portfolio         Short-Intermediate                       U.S. Treasury
       S&P 500 Index                       Term                          Allocation
    Master Portfolio           Master Portfolio                    Master Portfolio
-----------------------------------------------------------------------------------
        $ 22,903,026                   $      0                          $        0
           4,394,053                    929,838                           3,348,831
          27,297,079                    929,838                           3,348,831
             577,637                     58,891                             148,606
              12,961                     12,874                                   0
               6,448                      9,561                               7,278
             597,046                     81,326                             155,884
              (9,622)                   (12,647)                             (3,005)
             587,424                     68,679                             152,879
          26,709,655                    861,159                           3,195,952
          10,656,049                    (86,579)                           (142,718)
          12,210,399                          0                                   0
         229,538,430                   (214,524)                           (507,610)
             160,200                          0                                   0
         252,565,078                   (301,103)                           (650,328)
        $279,274,733                   $560,056                          $2,545,624
------------------------------------------------------------------------------------
        $      5,897                   $    --                           $      623

STATEMENTS OF CHANGES IN NET ASSETS

                                               Master Investment Portfolio
                                         Asset Allocation Master Portfolio
                                       ------------------------------------
                                                 For the            For the
                                              Year Ended         Year Ended
                                       February 28, 1997  February 29, 1996
---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)               $ 19,019,098       $ 14,061,443
 Net realized gain (loss) on sale of
  investments                                 38,140,198            253,539
 Net realized gain on sale of futures
  contracts                                            0                  0
 Net change in unrealized appreciation
  (depreciation) of investments               (1,289,497)        58,633,860
 Net change in unrealized appreciation
  (depreciation) of futures contracts                  0                  0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    55,869,799         72,948,842
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                                (22,004,190)        31,401,295
INCREASE (DECREASE) IN NET ASSETS             33,865,609        104,350,137
NET ASSETS:
Beginning net assets                        $398,094,230       $293,744,093
ENDING NET ASSETS                           $431,959,839       $398,094,230
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


         Master Investment Portfolio      Managed Series Investment Trust
         Bond Index Master Portfolio        Growth Stock Master Portfolio
 ------------------------------------ ------------------------------------
           For the            For the           For the            For the
        Year Ended         Year Ended        Year Ended         Year Ended
 February 28, 1997  February 29, 1996 February 28, 1997  February 29, 1996
--------------------------------------------------------------------------
      $ 12,576,460       $  8,954,048      $   (556,250)      $     70,926
           152,739              3,231        15,318,008         14,846,540
                 0                  0                 0                  0
        (3,966,118)         4,901,229       (25,141,741)        30,335,380
                 0                  0                 0                  0
         8,763,081         13,858,508       (10,379,983)        45,252,846
        60,741,955         29,957,480        44,671,564         36,564,808
        69,505,036         43,815,988        34,291,581         81,817,654
      $151,824,468       $108,008,480      $178,700,908       $ 96,883,254
      $221,329,504       $151,824,468      $212,992,489       $178,700,908
------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Master Investment Portfolio
                                                            LifePath 2000 Master Portfolio
                                                       ------------------------------------
                                                                 For the            For the
                                                              Year Ended         Year Ended
                                                       February 28, 1997  February 29, 1996
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                                      $  5,769,457       $  3,939,926
 Net realized gain (loss) on sale of investments               2,894,777          1,412,647
 Net realized gain (loss) on sale of futures contracts                 0             27,030
 Net change in unrealized appreciation (depreciation)
  of investments                                                (273,099)         4,707,324
 Net change in unrealized appreciation (depreciation)
  of futures contracts                                                 0                  0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                    8,391,135         10,086,927
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 BENEFICIAL INTEREST TRANSACTIONS                              6,204,037         44,956,678
INCREASE (DECREASE) IN NET ASSETS                             14,595,172         55,043,605
NET ASSETS:
Beginning net assets                                        $116,677,826       $ 61,634,221
ENDING NET ASSETS                                           $131,272,998       $116,677,826
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


         Master Investment Portfolio         Master Investment Portfolio
      LifePath 2010 Master Portfolio      LifePath 2020 Master Portfolio
 ----------------------------------- -----------------------------------
           For the           For the           For the           For the
        Year Ended        Year Ended        Year Ended        Year Ended
 February 28, 1997 February 29, 1996 February 28, 1997 February 29, 1996
------------------------------------------------------------------------
      $  5,182,306      $  2,698,472      $  6,271,633      $  3,734,343
         3,439,818         1,041,589         9,487,619         2,814,112
                 0            67,639                 0            65,955
         5,149,907         8,805,216        11,374,656        18,004,995
                 0                 0                 0                 0
        13,772,031        12,612,916        27,133,908        24,619,405
        54,517,689        39,123,950        61,750,732        55,695,812
        68,289,720        51,736,866        88,884,640        80,315,217
      $101,221,200      $ 49,484,334      $162,557,993      $ 82,242,776
      $169,510,920      $101,221,200      $251,442,633      $162,557,993
----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Master Investment Portfolio
                                                            LifePath 2030 Master Portfolio
                                                       -----------------------------------
                                                                 For the           For the
                                                              Year Ended        Year Ended
                                                       February 28, 1997 February 29, 1996
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                                      $  3,210,760      $  2,046,527
 Net realized gain (loss) on sale of investments               5,108,662         2,515,159
 Net realized gain (loss) on sale of futures contracts                 0            47,954
 Net change in unrealized appreciation (depreciation)
  of investments                                              10,036,726        13,600,387
 Net change in unrealized. appreciation (depreciation)
  of futures contracts                                                 0                 0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                   18,356,148        18,210,027
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 BENEFICIAL INTEREST TRANSACTIONS                             32,210,346        39,393,839
INCREASE (DECREASE) IN NET ASSETS                             50,566,494        57,603,866
NET ASSETS:
Beginning net assets                                        $108,238,339      $ 50,634,473
ENDING NET ASSETS                                           $158,804,833      $108,238,339
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


         Master Investment Portfolio
      LifePath 2040 Master Portfolio
 -----------------------------------
           For the           For the
        Year Ended        Year Ended
 February 28, 1997 February 29, 1996
------------------------------------
      $  3,953,444      $  2,303,138
        14,697,190         4,521,411
            35,620           169,434
        17,501,172        22,384,421
            92,625           (40,125)
        36,280,051        29,338,279
        45,783,771        80,123,105
        82,063,822       109,461,384
      $176,020,906      $ 66,559,522
      $258,084,728      $176,020,906
-----------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                               Master Investment Portfolio
                                            S&P 500 Index Master Portfolio
                                       -----------------------------------
                                                 For the           For the
                                              Year Ended        Year Ended
                                       February 28, 1997 February 29, 1996
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                    $   26,709,655      $ 18,954,443
 Net realized gain (loss) on sale of
  investments                                 10,656,049         3,991,955
 Net realized gain on sale of futures
  contracts                                   12,210,399        14,859,148
 Net change in unrealized appreciation
  (depreciation) of investments              229,538,430       165,144,303
 Net change in unrealized appreciation
  (depreciation) of futures contracts            160,200           654,200
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   279,274,733       203,604,049
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                                274,728,651       241,123,639
INCREASE (DECREASE) IN NET ASSETS            554,003,384       444,727,688
NET ASSETS:
Beginning net assets                      $  930,333,062      $485,605,374
ENDING NET ASSETS                         $1,484,336,446      $930,333,062
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


     Managed Series Investment Trust           Master Investment Portfolio
             Short-Intermediate Term              U.S. Treasury Allocation
                    Master Portfolio                      Master Portfolio
 ------------------------------------  ------------------------------------
           For the            For the            For the            For the
        Year Ended         Year Ended         Year Ended         Year Ended
 February 28, 1997  February 29, 1996  February 28, 1997  February 29, 1996
---------------------------------------------------------------------------
       $   861,159        $   886,294        $ 3,195,952        $ 3,497,541
           (86,579)           215,150           (142,718)         1,744,912
                 0                  0                  0                  0
          (214,524)            87,131           (507,610)           691,856
                 0                  0                  0                  0
           560,056          1,188,575          2,545,624          5,934,309
        (1,245,402)        (1,727,529)        (6,668,994)       (11,140,176)
          (685,346)          (538,954)        (4,123,370)        (5,205,867)
       $13,751,059        $14,290,013        $51,655,647        $56,861,514
       $13,065,713        $13,751,059        $47,532,277        $51,655,647
--------------------------------------------------------------------------------

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 21, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993 and had no operations prior to May 26, 1994. MIP is currently authorized to issue fourteen separate portfolios (the "Master Portfolios"), of which the following have commenced operations: the Asset Allocation, Bond Index, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Index and U.S. Treasury Allocation Master Portfolios.

  These Master Portfolios invest in a range of securities, generally including money market instruments, equities and U.S. government securities. The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Debt securities, other than those maturing in 60 days or less, are valued at the latest quoted bid price. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code (the "Code").

  FEDERAL INCOME TAXES

  Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Portfolio therefore believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

  It is intended that each Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Master Portfolio.

  FUTURES CONTRACTS

  The LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government obligations or high quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. As of February 28, 1997, the following Master Portfolios had open futures contracts outstanding:

LIFEPATH 2040 MASTER PORTFOLIO

                                   Expiration Notional Contract Net Unrealized
Number of Contracts           Type       Date             Value   Appreciation
------------------------------------------------------------------------------
2                    S&P 500 Index March 1997          $790,400        $52,500

S&P 500 INDEX MASTER PORTFOLIO

                                   Expiration Notional Contract Net Unrealized
Number of Contracts           Type       Date             Value   Appreciation
------------------------------------------------------------------------------
231                  S&P 500 Index  June 1997       $92,157,450       $814,400

  The LifePath 2040 and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $29,952 and $5,855,557, respectively.

  REPURCHASE AGREEMENTS

  Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The adviser to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on February 28, 1997 by the Master Portfolios are collateralized by U.S. Government Securities.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.35%, 0.08%, 0.05% and 0.30% of the average daily net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Portfolios, respectively, as compensation for advisory services. BGFA is entitled to receive 0.55% of the average daily net assets of each of the LifePath Master Portfolios as compensation for its advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Prior to October 21, 1996, Barclays Global Investors, N.A. ("BGI") served as custodian to each of the Asset Allocation, Bond Index, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Index and U.S. Treasury Allocation Master Portfolios. BGI was not entitled to receive compensation for its custodial services so long as BGFA was entitled to receive fees for providing investment advisory services to the Master Portfolios.

  Effective October 21, 1996, a new custody agreement was adopted pursuant to which Investors Bank & Trust Company ("IBT") replaced BGI as custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from BGI for its services as Sub-Administrator of the MasterWorks Funds.

  Certain fees have been waived by BGI for the Master Portfolios, with the exception of the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Master Portfolios, for the year ended February 28, 1997. Waived fees continue at the discretion of BGI.

  Certain officers and directors of MIP are also officers of Stephens. As of February 28, 1997, these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interest.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


  ORGANIZATION EXPENSES

  Stephens, the co-administrator, sponsor and distributor for the Master Portfolios, has paid all expenses in connection with the Master Portfolios' organization and initial registration.

3. INVESTMENT PORTFOLIO TRANSACTIONS

  Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the twelve months ended February 28, 1997 are as follows:


Aggregate Purchases           Asset Allocation       Bond Index    LifePath 2000
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                $241,183,779     $114,713,952     $143,805,287
 Sales proceeds                     59,337,453       66,957,368      114,891,342
OTHER SECURITIES:
 Purchases at cost                  35,441,657       23,661,676       12,340,570
 Sales proceeds                    123,617,623        1,966,536       14,644,207
Aggregate Purchases              LifePath 2010    LifePath 2020    LifePath 2030
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                $117,676,864     $122,107,643     $ 38,149,610
 Sales proceeds                     68,912,344       70,168,689       16,559,885
OTHER SECURITIES:
 Purchases at cost                  45,189,919       75,547,736       50,588,878
 Sales proceeds                     29,422,445       55,684,993       38,027,275
                                                                   U.S. Treasury
Aggregate Purchases              LifePath 2040    S&P 500 Index       Allocation
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                $ 40,373,298     $          0     $104,489,281
 Sales proceeds                     16,040,414                0       77,277,070
OTHER SECURITIES:
 Purchases at cost                 106,431,656      325,082,752                0
 Sales proceeds                     83,819,734       43,272,144                0

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


4. PORTFOLIO SECURITIES LOANED

  As of February 28, 1997, certain Master Portfolios had loaned securities which were collateralized by cash, money market mutual funds, and repurchase agreements. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:

                                            Securities  Collateral
------------------------------------------------------------------
Asset Allocation Master Portfolio          $36,553,764 $38,166,637
Bond Index Master Portfolio                $21,946,856 $22,738,500
LifePath 2000 Master Portfolio             $18,423,174 $18,978,114
LifePath 2010 Master Portfolio             $22,681,569 $23,406,970
LifePath 2020 Master Portfolio             $35,546,661 $36,720,692
LifePath 2030 Master Portfolio             $21,842,237 $22,529,743
LifePath 2040 Master Portfolio             $31,275,995 $32,439,449
S&P 500 Master Portfolio                   $37,627,169 $38,695,908
U.S. Treasury Allocation Master Portfolio  $ 9,334,999 $ 9,675,625

5. FINANCIAL HIGHLIGHTS

  The portfolio turnover rates, excluding short-term securities, for the Master Portfolios are as follows:

                                                                        For the
                                                                    Period from
                                                                   May 26, 1994
                                    For the           For the     (commencement
                                 Year Ended        Year Ended of operations) to
                          February 28, 1997 February 29, 1996 February 28, 1995
-------------------------------------------------------------------------------
Asset Allocation Master
 Portfolio                              43%               40%               23%
Bond Index Master
 Portfolio                              39%               21%               37%
LifePath 2000 Master
 Portfolio                             108%               84%               17%
LifePath 2010 Master
 Portfolio                              73%               39%               24%
LifePath 2020 Master
 Portfolio                              61%               49%               28%
LifePath 2030 Master
 Portfolio                              42%               39%               40%
LifePath 2040 Master
 Portfolio                              48%               29%                5%
S&P 500 Index Master
 Portfolio                               4%                2%                5%
U.S. Treasury Allocation
 Master Portfolio                      196%              325%               87%

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


The average commission rates paid by the Master Portfolios are as follows:

                                             For the
                                          Year Ended
                                   February 28, 1997
----------------------------------------------------
Asset Allocation Master Portfolio            $0.0335
LifePath 2000 Master Portfolio                0.0401
LifePath 2010 Master Portfolio                0.0404
LifePath 2020 Master Portfolio                0.0451
LifePath 2030 Master Portfolio                0.0364
LifePath 2040 Master Portfolio                0.0351
S&P 500 Index Master Portfolio                0.0625

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
MASTER INVESTMENT PORTFOLIO:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Master Investment Portfolio (comprising respectively, Asset Allocation Master Portfolio, Bond Index Master Portfolio, LifePath 2000 Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, S&P 500 Index Master Portfolio, and U.S. Treasury Allocation Master Portfolio) as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights set forth in Note 5 for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. All periods indicated in Note 5 ending prior to March 1, 1995, were audited by other auditors whose report dated April 20, 1995, expressed an unqualified opinion on this information.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of February 28, 1997, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned master portfolios of Master Investment Portfolio as of February 28, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

San Francisco, California
April 11, 1997

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Managed Series Investment Trust ("MSIT") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. MSIT was organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated October 28, 1993. MSIT currently offers the following separate portfolios (the "Master Portfolios"): the Growth Stock and Short-Intermediate Term Master Portfolios.

  These Master Portfolios invest in a range of securities, generally including money market instruments, equities and U.S. government securities. The following significant accounting policies are consistently followed by MSIT in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Debt securities, other than those maturing in 60 days or less, are valued at the latest quoted bid price. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MSIT's Board of Trustees.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code (the "Code"').

  FEDERAL INCOME TAXES

  Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Portfolio therefore believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxable on its allocable share of the partnership's income and capital gains for purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

  It is intended that each Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Master Portfolio.

  REPURCHASE AGREEMENTS

  Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The adviser to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on February 28, 1997 by the Master Portfolios are collateralized by U.S. Government Securities.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS


  ORGANIZATION EXPENSES

  Stephens, the co-administrator, sponsor and distributor for the Master Portfolios, has paid all expenses in connection with the Master Portfolios' organization and initial registration.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.60% and 0.45% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Wells Fargo Bank ("WFB") serves as sub-adviser to each Master Portfolio. As sub-adviser, WFB is responsible for the day-to-day portfolio management of each Master Portfolio. WFB is entitled to receive from BGFA an amount equal to 0.15% and 0.10% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for its sub-advisory services.

  Prior to October 21, 1996, Barclays Global Investors, N.A. ("BGI") served as custodian to each Master Portfolio. BGI was not entitled to receive compensation for its custodial services to each Master Portfolio so long as BGFA was entitled to receive fees for providing investment advisory services to the Master Portfolio.

  Effective October 21, 1996, a new custody agreement was adopted pursuant to which Investors Bank & Trust Company ("IBT") replaced BGI as custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from BGI for its services as Sub-Administrator of the MasterWorks Funds.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

3. INVESTMENT PORTFOLIO TRANSACTIONS

  Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the year ended February 28, 1997 were as follows:

                                                         Short-
                                                   Intermediate
Aggregate Purchases               Growth Stock             Term
and Sales of:                 Master Portfolio Master Portfolio
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                 $         0       $4,251,920
 Sales proceeds                              0        5,798,652
OTHER SECURITIES:
 Purchases at cost                 328,318,601        3,560,270
 Sales proceeds                    276,627,602        2,336,558

4. FINANCIAL HIGHLIGHTS

  The portfolio turnover rates, excluding short-term securities, for the Master Portfolios are as follows:

                                                                       For the
                                                                   Period from
                                                                  May 26, 1994
                                   For the           For the  (Commencement of
                                Year Ended        Year Ended    Operations) to
Master Portfolios        February 28, 1997 February 29, 1996 February 28, 1995
------------------------------------------------------------------------------
Growth Stock Master
 Portfolio                            129%              145%               93%
Short-Intermediate Term
 Master Portfolio                      62%              105%               96%

  The average commission rate paid by the Growth Stock Master Portfolio was $0.0777 for the year ended February 28, 1997.

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
MANAGED SERIES INVESTMENT TRUST:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Managed Series Investment Trust (comprising respectively, Growth Stock Master Portfolio and Short-Intermediate Term Master Portfolio) as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods set forth in Note 4. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of February 28, 1997, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned master portfolios of Managed Series Investment Trust as of February 28, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP

San Francisco, California
April 11, 1997

                                     NOTES
                                     -----

 MASTERWORKS FUNDS:
 ---------------------------------------------------------
 . are NOT FDIC insured
 . are NOT obligations of Barclays
   Global Investors ("BGI") or Wells
   Fargo Bank

 . are NOT guaranteed by BGI or Wells
   Fargo Bank                                              LOGO
 . involve investment risk, including
   possible loss of principal


 The MasterWorks Money Market Fund seeks
 to maintain a stable net asset value of
 $1.00 per share; however, there can be
 no assurance that the Fund will meet
 this objective. Yields will vary with
 market conditions.


 Barclays Global Fund Advisors ("BGFA") provides investment advisory services for the MasterWorks Funds. Wells Fargo Bank provides shareholder services and certain other services for the Funds. The Funds are sponsored and distributed by Stephens Inc., Member NYSE/SIPC. BGFA is not affiliated with Stephens Inc.

 The report and the financial statements contained herein are submitted for the general information of the shareholders of the MasterWorks Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For an additional prospectus containing more complete information, including charges and expenses, call 1-800-776-0179. Read the prospectus carefully before you invest or send money.

 THE BOOKLET ALSO CONTAINS A PROSPECTUS SUPPLEMENT INSIDE THE BACK COVER AND THE FACING PAGE THERETO.


 MASTERWORKS FUNDS
 c/o Wells Fargo Bank, N.A.                    BULK RATE
 Transfer Agent                              U.S. POSTAGE
 420 Montgomery                                  PAID
 San Francisco, CA 94163                     PERMIT NO. 1

 DATED MATERIAL                               HOUSTON TX
 PLEASE EXPEDITE

 LOGO